As filed with the Securities and Exchange Commission on May 16, 2014

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Joseph M. Ulrey

President

Nuveen Minnesota Municipal Income Fund

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Paul H. Dykstra Paulita A. Pike K&L Gates LLP 70 W. Madison St., Suite 3100 Chicago, Illinois 60602

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 Par Value Per Share	1,000 Shares	$16.96(2)	$16,960	$2.18

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares of Target Fund MXA on May 13, 2014.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC. (MXA)

AND

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. (MXN)

[—], 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving the enclosed Joint Proxy Statement/Prospectus in connection with both a Special Meeting and the Annual Meeting of shareholders of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II” and together with Minnesota Municipal Income, the “Target Funds” or each individually, a “Target Fund”).

(1) Approval of Mergers. At each Target Fund’s Special Meeting of shareholders, shareholders of such Target Fund will be asked to approve the merger of their Target Fund with and into a wholly-owned subsidiary of a newly organized fund, Nuveen Minnesota Municipal Income Fund (the “Acquiring Fund”), managed by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) (the “Mergers”). The Board of Directors of each Target Fund (each, a “Board”) has approved the Mergers as part of a series of proposals that are designed to transition the closed-end fund asset management business of U.S. Bancorp Asset Management, Inc. (“USBAM”), the current investment adviser and administrator to the Target Funds, to Nuveen. As a result of this transition, the Target Funds will become a part of the Nuveen family of funds (“Nuveen Funds”).

(2) Approval of New Investment Sub-Advisory Agreements. Nuveen Investments, Inc. (“Nuveen Investments”) recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). USBAM has retained Nuveen Fund Advisors and Nuveen Asset Management, each a subsidiary of Nuveen Investments as sub-advisers to manage the assets of your Target Fund. In the event the Mergers are not approved, or the TIAA-CREF Transaction takes place before the closing of the Mergers, securities laws require your Target Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to your Target Fund to permit such sub-adviser to continue to manage your Target Fund. At your Target Fund’s Special Meeting, shareholders of your Target Fund will be asked to approve a new sub-advisory agreement between USBAM and each sub-adviser to your Target Fund.

(3) Approval of Target Fund Board Nominees. At each Target Fund’s Annual Meeting of shareholders, shareholders of such Target Fund will be asked to elect five (5) members of each Target Fund’s Board. Each nominee at the Annual Meeting currently serves as a Board member of the Target Funds.

Your Target Fund’s Board, which is comprised entirely of Board members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously recommends that you vote FOR each proposal applicable to your Target Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Target Fund may not be able to hold its Special or Annual Meeting or the vote on each issue.

Special Meeting Proposals

Q.	Why has each Target Fund’s Board recommended this Merger proposal?

A.	USBAM, a wholly-owned subsidiary of U.S. Bank National Association, currently serves as the investment adviser and administrator for the Target Funds. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Funds. Nuveen Fund Advisors and Nuveen Asset Management have served as sub-advisers with respect to the Target Funds since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and transfer of certain personnel. The Board of each Target Fund considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of such Target Fund to transition advisory services and responsibility for fund operations, including fund administration, regulatory and compliance matters and marketing support, to Nuveen. By merging with and into the Acquiring Fund, the Target Funds would become part of the Nuveen Funds, and Nuveen would serve as the investment adviser to the Acquiring Fund and would be responsible for all aspects of fund operations.

Q.	What are the potential benefits of the Mergers to the Target Funds?

A.	Based on information provided by USBAM and Nuveen, each Target Fund’s Board believes that the Mergers may benefit the Target Funds in a number of ways, including, among other things:

•

Continuity of Portfolio Management. The Mergers will enable shareholders of each Target Fund to continue their investment in a combined fund with substantially similar investment objectives, the same sub-adviser and the same portfolio managers following USBAM’s decision to discontinue the closed-end fund asset management business.

•

Potential Cost Savings. The Mergers are expected to result in cost savings over time as a result of the larger size of the Acquiring Fund and the management fee breakpoints in the Investment Management Agreement for the Acquiring Fund.

•

Improved Secondary Market Trading. The greater share volume of Acquiring Fund common shares following the Mergers is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

•

Capital Structure Diversification and Flexibility. The larger asset base of the Acquiring Fund following the Mergers and broader range of leverage sources may provide enhanced flexibility in managing the structure and costs of leverage over time.

In addition, Nuveen is a leading sponsor of closed-end funds with more than $[—] billion in closed-end fund assets under management as of [—], 2014. As part of the Nuveen family of closed-end funds, the Acquiring Fund will participate in Nuveen’s dedicated secondary market program, which is anticipated to benefit Target Fund shareholders (as shareholders of the Acquiring Fund following the Mergers) by promoting greater awareness and demand for Acquiring Fund common shares through increased visibility and expanded fund-related information.

Q.	Will the Mergers impact distributions to common shareholders?

A.	In considering the Mergers, each Target Fund’s Board took into account information from USBAM and Nuveen indicating that the Mergers are expected to result in the same or higher distribution rates for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Mergers). The potential for higher distribution rates is due to the Acquiring Fund’s potential cost savings over time, as further described in the Joint Proxy Statement/Prospectus.

Q.	How will preferred shareholders be affected by the Mergers?

A.	Each Target Fund has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. The Acquiring Fund is newly created and has no common or preferred shares outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Mergers, holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Mergers, as the VMTP Shares of the Target Fund exchanged therefor. The Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will rank on a parity with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Q.	Do the Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks?

A.	Yes. The Target Funds and the Acquiring Fund have substantially similar investment objectives, policies, strategies and risks. Each Target Fund’s investment objective focuses on providing income that is exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund also has a secondary objective to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Fund also has a fundamental policy requiring it to invest, under normal circumstances, of at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes. This policy may not be changed without shareholder approval.

The Target Funds have the same portfolio managers. These portfolio managers will manage the Acquiring Fund after the Mergers.

Additionally, each Target Fund is a leveraged closed-end management investment company and currently engages in leverage through the preferred shares. In connection with the Mergers, the Acquiring Fund will issue preferred shares in an amount and on substantially identical terms as the outstanding Target Fund preferred shares. Further, the Acquiring Fund and each Target Fund can each utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options, dollar rolls and inverse floating rate securities.

Q.	Does the investment management agreement for the Acquiring Fund differ from my Target Fund’s current investment management agreement?

A.	Yes. While the investment advisory services to be provided under the Acquiring Fund’s investment management agreement with Nuveen Fund Advisors are similar to those provided under the current investment management agreement between each Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the rate in each Target Fund’s current investment management agreement is based only on a fund-level fee rate that does not include breakpoints. Another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement include certain administrative services. Under the current structure for the Target Funds, administrative services and certain additional services are provided pursuant to a separate administration agreement between each Target Fund and USBAM.

A comparison of certain provisions of the Acquiring Fund’s investment management agreement and the current investment management agreement for each Target Fund is included in the enclosed Joint Proxy Statement/Prospectus.

Q.	Does the sub-advisory agreement for the Acquiring Fund differ from my Target Fund’s current sub-advisory agreement with Nuveen Asset Management?

A.	Yes. While the services currently provided by Nuveen Asset Management to each Target Fund under each Target Fund’s current sub-advisory agreements will be substantially the same as the services to be provided by Nuveen Asset Management to the Acquiring Fund under the Acquiring Fund’s sub-advisory agreement, the terms of the Acquiring Fund’s sub-advisory agreement differ from those of the Target Funds’ current sub-advisory agreements primarily in terms of the manner in which fees are calculated and paid. Under each Target Fund’s current sub-advisory agreement, Nuveen Asset Management is compensated by USBAM at a specified fee rate. Under the Acquiring Fund’s sub-advisory agreement, Nuveen Asset Management is compensated by Nuveen Fund Advisors as a percentage of the fees payable to Nuveen Fund Advisors by the Acquiring Fund. Under each sub-advisory agreement, the investment adviser, and not the Fund, is responsible for paying the sub-adviser.

A comparison of certain provisions of the Acquiring Fund’s sub-advisory agreement and the current sub-advisory agreement for each Target Fund is included in the enclosed Joint Proxy Statement/Prospectus.

Q.	How will the Mergers impact Fund expenses?

A.	As described above, the fee and expense structure of the Acquiring Fund differs from your Target Fund’s current fee and expense structure. Based on average net assets for the fiscal year ended August 31, 2013, the management fee under the Acquiring Fund’s investment management agreement would have been higher than the current management and administrative fees paid by each Target Fund. However, Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Mergers, so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will not exceed the lower of the total annual expense ratios (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis. The Acquiring Fund is expected to have a lower expense ratio than either Target Fund (excluding the costs of leverage); therefore, no fee waiver or expense reimbursement is expected to be necessary.

Q.	Will the Mergers constitute a taxable event for federal income tax purposes for Target Fund shareholders?

A.	No. Each Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

Q.	What will happen if the Mergers are not consummated?

A.	The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy the other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Q.	What is the timetable for the Mergers?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about [—], 2014 or as soon as practicable thereafter.

Proposals Regarding the New Sub-Advisory Agreements

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction?

A.	Your investment will not change as a result of Nuveen Investments’ change of ownership. You will still own the same Target Fund shares immediately before and after the TIAA-CREF Transaction. If the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, USBAM and your Target Fund’s sub-advisers will continue to manage your Target Fund according to the same objectives and policies as were in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to your Target Fund’s operations solely in connection with the TIAA-CREF Transaction.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, you will still own the same Acquiring Fund shares immediately before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in the Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations solely in connection with the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current agreements of the Funds described above and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund and the Acquiring Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay as a result of the TIAA-CREF Transaction.

Q.	What will happen if shareholders of my Target Fund do not approve the new sub-advisory agreements before consummation of the TIAA-CREF Transaction?

A.	Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund under interim sub-advisory agreements with USBAM, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Target Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Target Fund’s operations.

Annual Meeting Proposal

Q.	What proposal am I being asked to vote on at the Annual Meeting?

A.	At the Annual Meeting, shareholders of each Target Fund will be asked to elect directors. Each director nominee currently serves as a director of each Target Fund. These directors will serve until the closing of the Mergers.

General

Q.	How does the Board of my Target Fund recommend that I vote on the proposals to be considered at the Special Meeting and Annual Meeting?

A.	After careful consideration, each Board has determined that each of the above proposals is in the best interests of its Target Fund and recommends that you vote FOR these proposals for your Target Fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Meetings?

A.	Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

In addition, a shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Mergers. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Target Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at ( ) - weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Target Fund may not be able to hold its Special Meeting or Annual Meeting or the vote on each issue, and may be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[—], 2014

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC. (MXA)

AND

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. (MXN)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [—], 2014

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II”) (the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, to consider and vote on the following proposals:

1.	Agreement and Plan of Merger. For each Target Fund, to approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

For each Target Fund:

(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Merger.

(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Merger.

2.	Approval of New Investment Sub-Advisory Agreements. For each Target Fund, to approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a)	the common and preferred shareholders voting as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC; and

(b)	the common and preferred shareholders voting as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC.

3.	Other Business. For each Target Fund, to transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on [—], 2014 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Richard J. Ertel

Secretary

First American Funds

[—], 2014

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC. (MXA)

AND

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. (MXN)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [—], 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II” and together with Minnesota Municipal Income, the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, to consider and vote on the following proposals:

1.	Election of Board Members. For each Target Fund, to elect five (5) members of the board of directors.

(a)	the common and preferred shareholders voting as a single class to elect three (3) Board Members.

(b)	the preferred shareholders voting separately to elect two (2) Board Members.

2.	Other Business. For each Target Fund, to transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on [—], 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Richard J. Ertel

Secretary

First American Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MAY 16, 2014

NUVEEN FUNDS	FIRST AMERICAN FUNDS
333 WEST WACKER DRIVE	P.O. Box 1330
CHICAGO, ILLINOIS 60606	MINNEAPOLIS, MINNESOTA 55440-1330
(800) 257-8787	(800) 677-3863

JOINT PROXY STATEMENT/PROSPECTUS

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC. (MXA)

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. (MXN)

AND

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[—], 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II”) (the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Directors, for use at the Special and Annual Meetings of shareholders of each Target Fund to be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, and at any and all adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of the Target Funds is a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [—], 2014. Shareholders of record of the Target Funds as of the close of business on [—], 2014 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof. This Joint Prospectus Proxy Statement/Prospectus contains all the information that shareholders of each Target Fund need to consider the proposals presented at the Meetings for their Target Fund.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals for your Fund described in this Joint Proxy Statement/Prospectus, including the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund, a newly organized Massachusetts business trust that will operate after the consummation of the Mergers (as defined below) as a registered closed-end management investment company (the “Acquiring Fund”), and the approval of new sub-advisory agreements for each Target Fund in connection with the TIAA-CREF Transaction (as defined below), each as described herein, or investing in the Acquiring Fund. Please read it carefully and keep it for future reference. The Acquiring Fund is a newly organized Massachusetts business trust. Each Fund’s Board of Directors or Board of Trustees is referred to as a “Board” and collectively as the “Boards” and each Director or Trustee as a “Board Member” in this document.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Meeting as to which a choice has been specified by shareholders of the applicable Target Fund on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with such Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meetings and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meetings, however, will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Meetings is in the best interests of each Target Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Target Fund for which the votes of common shareholders and preferred shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus and which shareholders are solicited to vote with respect to each matter. Except as otherwise noted below, common shareholders of a Target Fund vote together with preferred shareholders as a single class.

Matter	Common Shares	Preferred Shares
For Shareholders of Minnesota Municipal Income

Special Meeting Proposals

1        To approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a) the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.	X	X	*

(b) the preferred shareholders voting separately to approve the Agreement and Plan of Merger.	—	X	*

2 To approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”).	X	X	*

(b) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC (“Nuveen Asset Management”).	X	X	*

Matter	Common Shares	Preferred Shares

Annual Meeting Proposals

1 To elect five (5) Board Members.

(a) the common and preferred shareholders voting together as a single class to elect three (3) Board Members.	X	X	*

(b) the preferred shareholders voting separately to elect two (2) Board Members.	—	X	*

For Shareholders of Minnesota Municipal Income II

Special Meeting Proposals

1        To approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a) the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.	X	X	*

(b) the preferred shareholders voting separately to approve the Agreement and Plan of Merger.	—	X	*

2 To approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”).	X	X	*

(b) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC (“Nuveen Asset Management”).	X	X	*

Annual Meeting Proposals

1 To elect five (5) Board Members.

(a) the common and preferred shareholders voting together as a single class to elect three (3) Board Members.	X	X	*

(b) the preferred shareholders voting separately to elect two (2) Board Members.	—	X	*

*	Each Target Fund is separately soliciting holders of its Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) through a separate proxy statement and not through this Joint Proxy Statement/Prospectus on each of the foregoing proposals that requires preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Target Fund at the Annual Meeting, 33 1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for such Meeting. The inspectors of election will determine whether or not a quorum is present at each Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at each Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Those persons who were shareholders of record at the close of business on [—], 2014 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of April 30, 2014, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares	VMTP Shares
Minnesota Municipal Income (MXA)	4,146,743	311
Minnesota Municipal Income II (MXN)	1,472,506	130

The common shares of each Target Fund are listed on the NYSE MKT. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol [—]. VMTP Shares of the Funds are not listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

Mergers. The proposed mergers seek to combine the two Target Funds, which have substantially similar investment objectives, policies and risks, in order to achieve certain economies of scale and other operational efficiencies for the Target Funds. The Agreement and Plan of Merger provides for the merger of each Target Fund with and into the Merger Sub, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (and cash being distributed in lieu of any fractional Acquiring Fund common shares) and holders of VMTP Shares of the Target Fund receiving newly issued VMTP Shares of the Acquiring Fund in exchange for their respective Target Fund shares (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the consummation of the Mergers as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined in the Agreement and Plan of

Merger), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares due to the Target Funds’ shareholders as of the Closing Date (as defined below) and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. The shares of the Target Funds have traded at a discount to net asset value from time to time. The Acquiring Fund does not have an operating history and its common shares have no trading history. The market value of the Acquiring Fund common shares following the Mergers, and the discount (or premium) to net asset value, may differ from the market value and discount (or premium) of each Target Fund’s shares prior to the Mergers. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Mergers. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in each Merger will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the Merger.

All preferred shares of the Acquiring Fund to be issued in connection with the Mergers to each Target Fund will rank on a parity with each other and with any other preferred shares of the Acquiring Fund issued in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund to be issued in connection with the Mergers will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and as to distribution of assets in the event of the Acquiring Fund’s liquidation.

The Merger Sub has been formed for the purpose of consummating the Mergers and neither the Merger Sub nor the Acquiring Fund will commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers. The Acquiring Fund will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, voting separately as a single class.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain the requisite shareholder approvals or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

v

Approval of New Sub-Advisory Agreements. Nuveen Investments, Inc. (“Nuveen Investments”) recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). USBAM has retained Nuveen Fund Advisors and Nuveen Asset Management (collectively, “Nuveen”), each a subsidiary of Nuveen Investments, as sub-advisers to manage the assets of each Target Fund and provide certain other services. In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, securities laws require each Target Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to the Target Fund to permit such sub-adviser to continue to manage the Target Fund.

An investment in a Target Fund will not change as a result of Nuveen Investments’ change of ownership. Each shareholder will still own the same Target Fund shares immediately before and after the TIAA-CREF Transaction. If the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, USBAM and each Target Fund’s sub-advisers will continue to manage the Target Fund according to the same objectives and policies as were in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to the Target Fund’s operations solely in connection with the TIAA-CREF Transaction.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, the Acquiring Fund will be required to enter into a new investment advisory agreement with Nuveen Fund Advisors and a new sub-advisory agreement with Nuveen Asset Management upon the closing of the TIAA-CREF Transaction. It is a condition to the closing of the Mergers that the initial shareholder of the Acquiring Fund shall have approved such new agreements. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in this Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations solely in connection with the TIAA-CREF Transaction.

The terms of the new and current sub-advisory agreements for each Target Fund are substantially identical. The terms of the new and initial investment advisory and sub-advisory agreements for the Acquiring Fund are also substantially identical. There will be no change in the contractual management fees paid by Fund shareholders.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

Additional Information. The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Mergers, dated [—], 2014 (the “Merger SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund and the financial highlights for each Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended August 31, 2013; and

(iii)	the unaudited financial statements for each Target Fund contained in the Target Fund’s Semi-Annual Report for the fiscal period ended February 28, 2014.

No other parts of the Target Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 677-3863 or writing the Target Funds at P.O. Box 1330, Minneapolis, Minnesota 55440-1330.

If you wish to request a copy of the Merger SAI, please ask for the “Merger SAI.”

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith the Funds file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[—], 2014

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. (MXN) AND

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC. (MXA)

SPECIAL MEETING PROPOSALS

PROPOSAL NO. 1—MERGER OF EACH TARGET FUND WITH AND INTO A

WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	OVERVIEW AND BACKGROUND

USBAM, a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), currently serves as the investment adviser and administrator for the Target Funds. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Funds. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) have served as sub-advisers with respect to the Target Funds since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and the transfer of certain personnel. The Board of each Target Fund considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of such Target Fund to transition advisory services and responsibility for fund operations, including fund administration, regulatory and compliance matters and marketing support, to Nuveen. As a result of this transition, the Target Funds will become a part of the Nuveen family of funds (“Nuveen Funds”), with board members and officers common to the Nuveen Funds.

Shareholders of each Target Fund are being asked to consider the Agreement and Plan of Merger, which provides for the merger of each Target Fund with and into the Merger Sub, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares in exchange for their Target Fund common shares (and cash being distributed in lieu of any fractional Acquiring Fund common shares) and holders of VMTP Shares of the Target Fund receiving newly issued VMTP Shares of the Acquiring Fund. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. The Mergers are designed to (1) maintain continuity of portfolio management following USBAM’s decision to discontinue the closed-end fund asset management business; (2) potentially achieve cost savings over time as a result of the larger size of the Acquiring Fund and breakpoints fees in the Acquiring Fund’s investment management agreement; (3) reduce trading costs and enhance secondary market appeal for common shares as the Acquiring Fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and (4) provide increased flexibility in managing the structure and costs of leverage over time.

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of the Mergers. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Mergers and will attempt to continue the Target Funds’ existing contractual arrangements or enter into new arrangements on commercially reasonable terms for the provision of similar services (such as transfer agency and custody/fund accounting services) upon the closing of the Mergers. The Facilitation Agreement also provides for the transfer of Target Fund records and the records of USBAM (to the extent they relate to the Target Funds) to Nuveen Fund Advisors and, if requested, for USBAM to make its personnel, including certain current Target Fund officers, available to continue to serve as officers of the Acquiring Fund for a transition period following the closing of the Mergers. The Mergers are expected to take effect on or about [—], 2014, or such other date as the parties may agree (the “Closing Date”). No Fund is a party to the Facilitation Agreement. See “D. Information about the Mergers–Other Agreements—Facilitation Agreement.”

B.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Mergers

The Mergers are part of a series of proposals approved by the Boards of the Target Funds and other closed-end funds for which USBAM serves as investment adviser and administrator. The Mergers are designed to integrate the Target Funds into the Nuveen Funds. Based on information provided by USBAM and Nuveen, each Target Fund’s Board believes that the Merger may benefit such Target Fund’s shareholders in a number of ways, including, among other things:

Continuity of Portfolio Management.    The Mergers will enable shareholders of each Target Fund to continue their investment in a combined fund with substantially similar investment objectives, the same sub-adviser and the same portfolio managers following USBAM’s decision to discontinue the closed-end fund asset management business.

Potential Cost Savings.    The Mergers are expected to result in cost savings over time as a result of the larger size of the Acquiring Fund and the management fee breakpoints in the Investment Management Agreement for the Acquiring Fund.

Improved Secondary Market Appeal.    Acquiring Fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Capital Structure Diversification and Flexibility.    Due to its larger size, the Acquiring Fund may be able to simultaneously employ, or modify allocations between, fixed rate and floating rate preferred shares as they mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would likely be limited to employing one type of leverage and to smaller issues.

In addition, Nuveen is a leading sponsor of closed-end funds with more than $[—] billion in closed-end fund assets under management as of [—], 2014. As part of the Nuveen family of closed-end funds, the Acquiring Fund will participate in Nuveen’s dedicated secondary market program, which is anticipated to benefit Target Fund shareholders (as shareholders of the Acquiring Fund following the Mergers) by promoting greater awareness and demand for Acquiring Fund common shares through increased visibility and expanded fund-related information.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain the requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund. For a fuller discussion of the considerations of each Target Fund’s Board regarding approval of the Mergers, see “Proposal No. 1—Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a condition to closing, each Target Fund will receive, with respect to its proposed Merger, an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Mergers by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Target Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

Comparison of the Acquiring Fund and Each Target Fund

General.    Each Target Fund is a non-diversified closed-end management investment company. The Acquiring Fund is a diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	April 28, 2014	Massachusetts	business trust
Minnesota Municipal Income	April 22, 1993	Minnesota	corporation
Minnesota Municipal Income II	August 26, 2002	Minnesota	corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	None	$0.01	None	None	NYSE
Minnesota Municipal Income	200,000,000	4,146,743	$0.01	None	None	NYSE MKT
Minnesota Municipal Income II	10,000,000	1,472,506	$0.01	None	None	NYSE MKT

(1)	As of April 30, 2014.
(2)	Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol [—].

Each Target Fund is authorized to issue 1,000,000 preferred shares, par value $0.01 per share. Minnesota Municipal Income has 311 VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $31.1 million. Minnesota Municipal Income II has 130 VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $13 million. VMTP Shares are entitled to one vote per share.

The Acquiring Fund VMTP Shares to be issued in the Mergers will have rights and preferences that are substantially identical, as of the closing of the Mergers, to those of the outstanding Target Fund VMTP Shares for which they are exchanged. The Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, preferred shares of the Acquiring Fund will have priority in all respects to the Acquiring Fund’s common shares, as to the payment of dividends and the distribution of assets upon liquidation.

Investment Objectives and Policies.    The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Minnesota Municipal Income’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital. Minnesota Municipal Income II’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

The Funds have substantially similar investment strategies. The following is a summary of the principal investment strategies of the Funds. As used below and throughout this Joint Proxy Statement/Prospectus, “Managed Assets” includes the net assets of the Acquiring Fund as well as assets that are attributable to all types of leverage.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
Investment Objective:	Investment Objective:	Investment Objectives:

The Fund’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital.	The Fund’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

The Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes.

The Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund’s primary investment objective is substantively similar to each Target Fund. The Acquiring Fund also has a secondary investment objective of enhancing portfolio value by investing in undervalued securities.

Principal Strategy:	Principal Strategy:	Principal Strategy:

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities that generate income that is exempt from both regular federal income tax and State of Minnesota personal income tax.	Under normal conditions, the Fund invests at least 80% of its assets (defined, for this purpose, to mean the Fund’s net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax.	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes.	Substantially the same.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
The Fund will invest primarily in municipal securities that are investment grade securities or securities of comparable quality, except the Fund may invest up to 20% of its total assets in municipal securities that, at the time of investment, are rated lower than investment grade or are unrated and deemed to be of comparable quality by the Fund’s sub-adviser.	The Fund invests primarily in municipal securities that are investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody’s, S&P or Fitch, or equivalently rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if unrated, determined to be of comparable quality by the adviser. The Fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by the Fund’s sub-adviser.

The Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser.

The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser.

Substantially similar except that the Acquiring Fund has stated limits on securities rated below B3/B-.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
The Fund intends to emphasize investments in municipal obligations with long-term maturities.	The Fund invests primarily in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years.	The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions.	The Funds have similar policies to invest in municipal securities with long-term maturities.

The Fund may temporarily invest in high-quality, short-term, tax-exempt investments other than Minnesota municipal obligations.	During temporary defensive periods and in order to keep cash on hand fully invested the Fund may invest any percentage of its assets in short-term investments, including high-quality, short-term securities which may be either tax-exempt or taxable and securities of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly.	During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable.	The Funds have similar policies.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
Other Investment Companies:	Other Investment Companies:	Other Investment Companies

The Fund may invest up to 5% of its total assets in the securities of unaffiliated closed-end investment companies that invest primarily in tax-exempt obligations.	The Fund may invest up to 10% of its total assets in common and preferred shares of other open- or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly.	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly.	The Funds have similar policies.

Derivatives:	Derivatives:	Derivatives:

The Fund may enter into interest rate swaps, purchase or sell interest rate caps or floors, purchase and write put and call options on securities, enter into futures contracts, purchase and write options on futures contracts and sell securities on a when-issued or delayed-delivery basis to increase income, facilitate portfolio management and/or hedge interest rate risk.	The Fund may use futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors and sell securities on a when-issued or delayed-delivery basis to hedge its portfolio against changes in interest rates and to reduce volatility, and although it does not intend to do so, may use these to enhance income.	The Fund may enter into financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures and options on swap contracts in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.	Substantially similar.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
Leverage:	Leverage:	Leverage:

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares.	The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options, dollar rolls and inverse floating rate securities and (b) the issuance of preferred shares.	The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares.	Substantially the same.

Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings, Ltd. (“Fitch”). In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Portfolio Allocation.    The following is a summary of the portfolio allocation as a percentage of total investments of the Target Funds as of February 28, 2014 and a pro forma portfolio allocation of the Acquiring Fund as though the Mergers had occurred on February 28, 2014.

% Managed Assets	Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund Pro Forma
Economic Development Revenue	2%	2%	2%
Education Revenue	16%	17%	16%
General Obligations	7%	9%	7%
Health Care Revenue	28%	26%	27%
Housing Revenue	13%	26%	17%
Industrial Development Revenue	2%	2%	2%
Leasing Revenue	5%	7%	5%
Miscellaneous Revenue	2%	1%	2%
Recreation Authority Revenue	—	1%	1%
Tax Revenue	5%	3%	4%
Utility Revenue	18%	4%	15%
Pre-refunded Securities	2%	2%	2%

TOTAL	100%	100%	100%

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each Target Fund currently engages in leverage through the issuance of preferred shares. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Minnesota Municipal Income	2013	2012	2011
Asset Coverage Ratio	290%	316%	294%
Regulatory Leverage Ratio(1)	34%	32%	34%

Minnesota Municipal Income II	2013	2012	2011
Asset Coverage Ratio	253%	279%	265%
Regulatory Leverage Ratio(1)	40%	36%	38%

Acquiring Fund Pro Forma	2013	2012	2011
Asset Coverage Ratio	279%	305%	286%
Regulatory Leverage Ratio(1)	36%	33%	35%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

Board Members and Officers.    As of the date of this Joint Proxy Statement/Prospectus, the Acquiring Fund has the same Board Members and board structure as the Target Funds. The Board of each Target Fund is responsible for overseeing generally the operation of the Target Funds, including general oversight of the duties performed by USBAM under its investment advisory and management agreement with each Target Fund (each, a “USBAM Advisory Agreement”). The Board of each Target Fund currently has five (5) Board Members, each of whom is not an “interested person” as that term is defined in the 1940 Act (the “Independent Board Members”). The names and business addresses of the Board Members and their principal occupations and other affiliations during the past five years are set forth under “Annual Meeting Proposal—Proposal 1: Election of Board Members.”

As a condition to closing, the Facilitation Agreement provides that the current Board Members of the Acquiring Fund will resign as of the Closing Date and will be replaced by Board Members who currently serve as board members to the Nuveen Funds (the “Nuveen Board Members”). Accordingly, immediately preceding the consummation of the Mergers, the Acquiring Fund’s Board will consist of the twelve (12) Board Members set forth in Appendix I. Unlike the current Board Members of the Target Funds who stand for election every year, the Nuveen Board will be divided into three classes elected by the common and preferred shareholders (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year, and a separate class of two trustees elected each year by the preferred shareholders. As a result, it would take three years to elect a new board of trustees of the Acquiring Fund.

Currently, the officers of the Acquiring Fund are the same individuals who serve as officers of the Target Funds. As a condition to closing, the Facilitation Agreement provides that the individuals who currently serve as officers to the Nuveen Funds will become officers of the Acquiring Fund, immediately preceding the consummation of the Mergers. In addition, the Facilitation Agreement provides that USBAM will also make its personnel, including certain current Fund officers, available to continue to serve as officers of the Fund for a transition period following the closing of the Mergers.

The names and business addresses of the Nuveen Board Members and their principal occupations and other affiliations during the past five years, as well as additional information including a description of the leadership structure of the Board, are set forth in the Merger SAI under “Management of the Funds.” The names and business addresses of the current officers of the Acquiring Fund and Nuveen personnel who will become officers of the Acquiring Fund as of the Closing Date are set forth in Appendix J.

Investment Adviser.    USBAM currently serves as the investment adviser and administrator to each Target Fund. Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to each Target Fund. Nuveen Fund Advisors will serve as the investment adviser to the Acquiring Fund pursuant to an investment management agreement between the Acquiring Fund and Nuveen Fund Advisors (the “Acquiring Fund Management Agreement”), and Nuveen Asset Management will serve as the sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement with Nuveen Fund Advisors (the “Acquiring Fund Sub-Advisory Agreement”).

The investment advisory services to be provided by Nuveen Fund Advisors to the Acquiring Fund under the Acquiring Fund Management Agreement generally are similar to the services provided by USBAM to the Target Funds under the USBAM Advisory Agreements. The USBAM Advisory Agreements provide that USBAM will manage the investment of the assets of each Target Fund. The Acquiring Fund Management Agreement similarly provides that, subject to the supervision of the Board, Nuveen Fund Advisors will manage the investment and reinvestment of the assets of the Acquiring Fund and also provides for the provision of certain administrative services to the Acquiring Fund. In addition, as discussed in more detail below, under the current sub-advisory agreements between Nuveen Fund Advisors and USBAM, Nuveen Fund Advisors assists in the supervision of each Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. Nuveen Fund Advisors will provide such services to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

Currently, administrative services are provided by USBAM pursuant to a separate administration services agreement with each Target Fund (each, a “USBAM Administration Agreement”). USBAM has appointed Nuveen Fund Advisors as sub-administrator of each Target Fund pursuant to separate sub-administration agreements between USBAM and Nuveen Fund Advisors (each, a “USBAM Sub-Administration Agreement”), under which Nuveen Fund Advisors has agreed to provide various administrative services upon request, including reviewing shareholder communications and drafting portions of the shareholder annual reports. Nuveen Fund Advisors will provide such services, among others, to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

The USBAM Advisory Agreements generally provide that USBAM will (i) furnish the Target Funds with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Target Funds, and (ii) arrange for officers, employees and other persons who are affiliated with USBAM or any entity which controls, is controlled by or is under common control with USBAM, to serve without compensation from the Target Funds as Board Members, officers or employees of the Target Funds if duly elected to such positions by the shareholders or Board Members of the Target Fund. The Acquiring Fund Management Agreement also generally provides that Nuveen Fund Advisors will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the agreement. Additionally, officers and employees of Nuveen are expected to become officers of the Acquiring Fund as of the Closing Date.

The fee and expense structure of the Acquiring Fund will reflect the fee and expense structure of the Nuveen Funds, which differs from the current management fee and expense structure of the Target Funds. The differences are as follows:

•

Nuveen Fund Advisors provides advisory and certain administrative services pursuant to a single agreement and a single fee, while USBAM provides advisory and administrative services pursuant to separate agreements and separate fees;

•

Under the Acquiring Fund’s fee and expense structure, certain expenses that are currently covered through the administrative fee will not be covered through the advisory fee, but will be paid directly by the Fund, such as sub-transfer agency and fund accounting fees; and

•

The Acquiring Fund’s management fee schedule is comprised of a fund-level fee rate and a complex-level fee rate based on managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, and each Target Fund’s management fee schedule does not include breakpoints and is comprised of a Fund-level fee rate based on average weekly net assets including preferred shares.

The USBAM Advisory Agreement for each Target Fund generally provides that USBAM receives a monthly investment advisory fee in an amount equal to an annualized rate of approximately 0.35% of average weekly net assets including preferred shares.

Pursuant to the USBAM Administration Agreements, USBAM receives an administration fee from each Target Fund in an amount equal to an annualized rate of 0.20% of the Fund’s average weekly net assets, payable monthly. Under each USBAM Sub-Administration Agreement, USBAM pays Nuveen Fund Advisors a fee in an amount equal to an annualized rate of 0.05% of the average weekly net assets of each Target Fund for certain administrative and other services that Nuveen Fund Advisors provides to the Fund, payable monthly.

Under the Acquiring Fund Management Agreement, the Acquiring Fund will pay a monthly fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee. The annual fund-level fee rate under the Acquiring Fund Management Agreement is calculated by applying the following annual rates to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
Over $1 billion	0.4000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

The complex-level fee rate under the Acquiring Fund Management Agreement shall be calculated in such a manner that it results in the effective rate at the specified complex-level asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-wide fee rate as of August 31, 2013 was 0.1694%.

If the Mergers are consummated, Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for two years following the Closing Date so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will not exceed the lower of the total annual expense ratios (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis. Nuveen Fund Advisors’ fee waiver/expense reimbursement agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund Management Agreement terminates. In addition, Nuveen’s fund- and complex-level management fee breakpoint schedules create opportunity for cost savings over time from subsequent organic growth at both the fund level and complex level.

The USBAM Advisory Agreements do not specifically address the standard of care required of the investment adviser. The Acquiring Fund Management Agreement provides that Nuveen Fund Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation to make such purchase, sale or retention shall have been made with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The USBAM Advisory Agreements provide that, unless earlier terminated, they will remain in effect for a period of two years from the date of their execution and thereafter from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The Acquiring Fund Management Agreement provides that, unless earlier terminated, it will remain in effect for an initial term as specified therein (which shall not exceed two years) and thereafter from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the Acquiring Fund Management Agreement and the USBAM Advisory Agreements provide that they will terminate automatically in the event of an assignment (as defined under the 1940 Act). The Acquiring Fund Management Agreement and the USBAM Advisory Agreements also provide that they may be terminated at any time, without payment of any penalty, by the adviser, by such applicable Board or by the vote of a majority of the outstanding voting securities upon at least sixty (60) days’ written notice to the other party.

The USBAM Advisory Agreements are silent as to governing law. The Acquiring Fund’s investment management agreement is governed by Illinois law.

Investment Sub-Adviser.    Nuveen Asset Management currently serves as a sub-adviser to each Target Fund pursuant to a sub-advisory agreement with USBAM (each, a “USBAM Sub-Advisory Agreement I”), and Nuveen Fund Advisors currently serves as a sub-adviser to each Target Fund pursuant to a sub-advisory agreement with USBAM (each, a “USBAM Sub-Advisory Agreement II” and together with the USBAM Sub-Advisory Agreement I, each, a “Target Fund Sub-Advisory Agreement”). Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund. Nuveen Fund Advisor’s current investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, monitoring risks and managing leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. USBAM compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by each Target Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Funds directly.

Under the USBAM Sub-Advisory Agreement I with respect to each Target Fund, USBAM pays Nuveen Asset Management a monthly fee in an amount equal to an annualized rate of 0.25% of the respective Fund’s average weekly net assets.

Under the USBAM Sub-Advisory Agreement II with respect to each Target Fund, USBAM pays Nuveen Fund Advisors a monthly fee in an amount equal to an annualized rate of 0.05% of the Target Fund’s average weekly net assets.

The services provided by Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement will be substantially similar to those currently provided by Nuveen Asset Management under the USBAM Sub-Advisory Agreement I. However, the terms of the sub-advisory agreements differ, primarily with respect to Nuveen Asset Management’s compensation. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors. Nuveen Asset Management will not be compensated by the Acquiring Fund directly. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management in an amount equal to [—]% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements) by the Acquiring Fund.

Information about Nuveen Fund Advisors and Nuveen Asset Management.    Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF, Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business, Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal 2—Approval of New Sub-Advisory Agreements.”

A discussion regarding the Board’s approval of the USBAM Advisory Agreement and Target Fund Sub-Advisory Agreements for each Target Fund is available in such Target Fund’s Annual Report for the fiscal year ended August 31, 2013. A discussion regarding the Board’s approval of the Acquiring Fund Management Agreement and Acquiring Fund Sub-Advisory Agreement will be available in the Acquiring Fund’s first Annual or Semi-Annual Report.

Portfolio Management.    Douglas J. White, CFA, and Christopher L. Drahn, CFA are responsible for the day-to-day management of each Target Fund’s investment strategy. Messrs. White and Drahn will serve as portfolio managers of the Acquiring Fund following the consummation of the Mergers.

Douglas J. White, Senior Vice President, Portfolio Manager, is primarily responsible for the management of each Target Fund’s portfolio. Mr. White entered the financial services industry in 1983 and became a portfolio manager in 1985. He joined USBAM in 1987 and most recently served as Head of Tax Exempt Fixed Income at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of USBAM’s asset management business. He manages investments for four Nuveen-sponsored investment companies, with a total of approximately $4.2 billion under management.

Christopher L. Drahn, Senior Vice President, Portfolio Manager, assists with the management of the Target Funds. Mr. Drahn entered the financial services industry in 1980 when he joined USBAM. He became a portfolio manager in 1988 and most recently served as Senior Fixed-Income Portfolio Manager at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset

Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business. He manages eight Nuveen sponsored investment companies, with a total of approximately $3.3 billion under management.

The Merger SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds, as applicable.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Target Funds and the Acquiring Fund. The information in the table reflects the fees and expenses for each Target Fund for the fiscal year ended August 31, 2013, and pro forma expenses for the twelve months ended August 31, 2013 for the Acquiring Fund. Each Target Fund’s management fees include the aggregate fees paid under both its USBAM Advisory Agreement and USBAM Administration Agreement. (See “B. Synopsis—Comparison of the Acquiring Fund and Each Target Fund—Investment Adviser.”) The pro forma management fees represent the combined contractual fund-level and complex-level fee rates based on the aggregate of the Target Funds’ average weekly Managed Assets for the twelve months ended August 31, 2013. The figures in the example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Actual rates of return may be greater or less than the hypothetical 5% annual return shown in the example.

Comparative Fee Table

	Current Expenses (as a percentage of net assets)
	Minnesota Municipal Income (MXA)(1)	Minnesota Municipal Income II (MXN)(1)	Acquiring Fund Pro Forma Expenses (as a percentage of net assets)(2)
Management Fees	0.81%	0.87%	0.93%
Other Expenses(3)	0.47%	1.29%	0.16%

Subtotal:	1.28%	2.16%	1.09%
Fees on Preferred Shares(4)	0.56%	0.75%	0.61%

Total Annual Operating Expenses	1.84%	2.91%	1.70%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Target Funds for the fiscal year ended August 31, 2013, subject to the following adjustments. For each Target Fund, Fees on Preferred Shares have been restated to reflect the redemption of such Target Fund’s preferred shares and the issuance VMTP Shares using current fees as if they had been in effect during the previous fiscal year.
(2)	The Acquiring Fund Pro Forma figures assume the consummation of the Merger of each Target Fund on the first day of the fiscal period ended August 31, 2013. The Acquiring Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rate and also reflect the anticipated reduction of certain duplicative expenses eliminated as a result of the Mergers. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended August 31, 2013.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year. Other Expenses for each Target Fund have been restated to exclude remarketing agent fees and auction commission fees, as applicable, incurred during the 12-month period.
(4)	Fees on VMTP Shares assumes that the VMTP Shares issued in April 2014 had been outstanding during the previous fiscal year. Fees on VMTP Shares assumes annual dividends paid, as well as the amortization of offering costs. The actual fees on VMTP Shares incurred in the future may be higher or lower.

Example:    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Minnesota Municipal Income	$19	$58	$100	$216
Minnesota Municipal Income II	$29	$90	$153	$323
Acquiring Fund Pro Forma	$17	$54	$92	$201

Comparative Performance Information

The Acquiring Fund has not commenced operations and does not have a performance record. Comparative total return performance for the Target Funds for the fiscal years ended August 31, 2013 is shown in the table below:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Minnesota Municipal Income	(6.77)%	7.15%	5.59%	(10.99)%	8.61%	5.84%
Minnesota Municipal Income II	(10.44)%	5.39%	5.16%	(16.60)%	6.35%	5.49%

Average Annual Total Return on Net Asset Value is based on the change in a Fund’s net asset value and assumes reinvestment of distributions at net asset value. Average Annual Total Return on Market Value assumes that all distributions have been reinvested at market prices pursuant to a Fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. Past performance information is not necessarily indicative of future results, and the performance of the Acquiring Fund may differ from the historical results of the Target Funds.

C.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Funds have similar investment strategies, their principal risks are similar. The principal risks of investing in the Acquiring Fund and the Target Funds are described below.

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities.

The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or ability to pay dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, a Fund’s adviser and/or sub-adviser will consider what action, including the sale of the security, is in the best interests of a Fund. Municipal securities of below investment grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be more volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect a Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including where the issuers of these securities default on the obligations pertaining thereto, and the federal income tax consequences to a Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the adviser’s and/or the sub-adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing a Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds primarily invest in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase common share interest rate risk.

Concentration Risk.    As described above, each Fund will invest at least 80% of its assets in municipal securities and other related investments whose income is exempt from regular federal and Minnesota personal income taxes. Each Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to each Fund’s investments in Minnesota municipal obligations. The information set forth below is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Minnesota (“State”). It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by the State. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Joint Proxy Statement/Prospectus. Additionally, it should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Minnesota’s constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Legislation has established a cash flow account and a budget reserve account within the State’s General Fund. The cash flow account was established to provide sufficient cash balances to cover monthly revenue and expenditure imbalances, and the budget reserve account was established to be available to offset budget shortfalls during economic downturns. Prior to each fiscal year of a biennium, Minnesota’s Department of Management and Budget allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment, and Minnesota’s Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but Minnesota’s Commissioner of Management and Budget (previously known as the Commissioner of Finance), with the approval of the governor and after consultation with the Legislative Advisory Commission, has statutory authority in the event of a projected deficit for the then current biennium to release funds from the budget reserve account and, if a balanced budget had been enacted, to reduce (“unallot”) unexpended allotments of prior transfers and appropriations. The governor may seek legislative action when a large reduction in expenditures appears necessary, and if Minnesota’s legislature is not in session the governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the United States economy as a whole. The State’s average annual unemployment rate has consistently been less than the national unemployment rate for a number of years, except in 2007 when it was equal to the U.S. average. For March 2014, Minnesota’s unemployment rate (seasonally adjusted) was 4.8 percent, compared to a national rate of 6.7 percent. Since 1980, Minnesota per capita income generally has remained above the national average. In 2013, Minnesota per capita personal income was 107 percent of its U.S. counterpart.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Capital gains tax realizations have become an increasingly important, but volatile, share of Minnesota’s income tax base.

The State has faced recurring budget deficit forecasts. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. The State legislature adjourned its 2004 regular session without substantially reducing another projected deficit, but the Commissioner of Finance exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending. The State again enacted legislation to eliminate a projected shortfall for the biennium ending June 30, 2007, largely relying on a new cigarette fee and a variety of tax increases. A projected deficit for the biennium ending June 30, 2009 initially was addressed by legislation increasing revenues by $206 million, reducing overall spending by $125 million, transferring $110 million of funds from certain non-general funds, and reducing the budget reserve by $500 million to $153 million. In December 2008, following a subsequent forecast of an additional General Fund deficit of $426 million at June 30, 2009, the Commissioner used his statutory authority to balance the budget by using the entire budget reserve account, reducing unexpended allocations, and utilizing transfers from other funds, in combination with spending reductions by cabinet agencies and a voluntary reduction in spending by the legislature. The spending reductions included aid to local governments, state colleges and universities, and other programs.

Although the 2009 legislature enacted a number of revenue and appropriations measures, it adjourned on the constitutional deadline of May 18 without balancing the budget for the biennium ending June 30, 2011. The end-of-session estimates projected a remaining deficit of $2.68 billion (with a $350 million cash flow account, but no budget reserve account) based on $33.79 billion of expenditures for the biennium. Subsequent estimates reduced tax receipts for the 2009 fiscal year by $142 million, thus reducing the General Fund balance available from that year for the biennium. Pursuant to his asserted statutory powers, the commissioner eliminated the $2.68 billion end-of-session projected deficit in August 2009 through a combination of unallotments (expenditure reductions) affecting local governments, health and human services, higher education, and state agencies; deferrals of payments to local governments and school districts to the next biennium; and tax modifications, including delaying some tax refunds. The resulting estimates of revenues and expenditures produced a projected budgetary balance for the biennium and a $350 million cash flow account, but no budget reserve, and $31.3 billion of expenditures. The legality and constitutionality of the commissioner’s unallotments, however, were challenged in court, and on May 5, 2010 the Minnesota Supreme Court decided in Brayton v. Pawlenty that the Commissioner did not have the statutory authority to unallot for a biennium in which a balanced budget had not already been enacted.

Before the Supreme Court’s decision, the Minnesota Department of Management and Budget February 2010 Forecast had projected a $994 million General Fund budgetary deficit for June 30, 2011

(without reduction by the $350 million cash flow account) with no budget reserve, based on $31.1 billion of projected expenditures. The 2010 Minnesota legislature enacted a number of measures to address the forecasted shortfall, including ratification of most of the commissioner’s unallotments, substantial transfers from other State funds, large deferrals of aid to school districts and of certain sales and corporate franchise tax refunds to the next biennium, reductions of aid to local government and higher education, reduction of the State’s cash flow account from $350 million to $266 million, and other spending reductions.

The February 2011 Forecast projected a $5.0 billion shortfall for the biennium ending June 30, 2013, compared to forecast expenditures of $39.0 billion, after reserving a $9 million budget reserve and a $266 million cash flow account. The 2010-11 biennium ended on June 30, 2011 without agreement between the legislature and the Governor on a budget for the 2012-13 biennium. As a result, the State was largely precluded from spending funds that had not previously been appropriated, and much of State government closed on July 1, 2011. A State court judge, however, ordered the continued expenditure of funds for a limited number of purposes, including certain “critical core functions of government,” such as public safety, immediate public health concerns, the protection of State property, and preservation of the essential elements of the State’s financial system, certain programs where funding is mandated by the U.S. Government, whether by contract or otherwise, and expenditures necessary to respond to an unforeseen emergency that would place the public or public property in immediate danger. On July 20, 2011 the governor signed legislation that had been approved during a special legislative session called for such purpose, and State employees returned to work the next day. The enacted legislation reduced the projected deficit by large reductions in spending (particularly for health and human services, tax aids and credits, and higher education), delaying until the next biennium payments of $2.2 billion of State aid to public schools, authorizing borrowing against future tobacco settlement payments to produce net proceeds of $640 million, reducing the State’s cash flow account by $171 million to $95 million, and eliminating the State’s budget reserve. The legislation was projected to produce a $15 million General Fund balance at June 30, 2013, plus the $95 million cash flow account, with total expenditures and transfers during the biennium of $34.3 billion.

The Department’s November 2011 Forecast projected a budgetary balance of $876 million for June 30, 2013, but pursuant to statute the forecasted surplus was automatically used to increase the cash flow account to $350 million and to increase the budget reserve to $648 million. The February 2012 Forecast projected an additional $323 million budgetary surplus for June 30, 2013, but pursuant to statute the forecasted surplus was automatically used to increase the budget reserve to $653 million and to increase current biennium school aid payments by $318 million, reversing a portion of previous aid payment deferrals. Following completion of the 2012 legislative session, the Department adjusted the amounts from the February 2012 Forecast to reflect the legislation adopted. Its August 28, 2012 Fund Balance Analysis projected a budgetary balance of zero at June 30, 2013, after reducing the $996.5 million balance before reserves by the $350 million cash flow account, a $612.2 million budget reserve, and a new $34.3 million stadium reserve, based on projected spending of $34.16 billion.

The February 2013 forecast for the biennium ending June 30, 2013 projected a General Fund balance at June 30, 2013 of $295 million, after leaving the cash flow account at $350 million, reducing the stadium reserve by $15 million to $1 million, and implementing a mandated increase of the budget reserve to $656 million, but the $295 million balance was automatically allocated to reversing previous deferrals of school aid payments. None of the provisions enacted by the 2013 legislature altered the projections for the biennium ending June 30, 2013. However, the 2013 legislation did require the Department to estimate the June 30, 2013 closing balance by September 30, 2013, with any additional positive closing balance to automatically be used to further reverse previous deferrals of school aid payments. Subsequently, the Department estimated that the General Fund balance for the biennium ending June 30, 2013 was $636 million greater than forecast in February 2013, and the November 2013 forecast projected a sufficient General Fund balance at June 30, 2015 to reverse all remaining deferrals of school aid payments. The 2013 legislation also enacted substantial changes in revenue and expenditures for the biennium ending June 30, 2015 compared to the February 2013 forecast. The enacted budget resolved the $627 million projected budget deficit, increased net General Fund revenues by $2.306 billion and appropriated an additional $1.606 billion for state and local programs to produce an estimated General Fund balance at the end of the biennium of $46 million, based on total projected expenditures of $38.35 billion. The largest revenue increases resulted from the addition of a new personal income tax bracket for high income individuals, several changes to the corporate income tax, and a large increase in the tax on cigarettes and other tobacco products. Appropriations in state and local programs were made across all areas of the state budget. The enacted budget retained $350 million in the cash flow account and $656 million in the budget reserve, and increased the projected stadium reserve balance to $27.8 million.

Citing continuing growth in Minnesota employment and income and an improved U.S. economic outlook, the Department’s February 2014 forecast for the biennium ending June 30, 2015 projected a $1.233 billion General Fund balance at June 30, 2015, based on projected expenditures for the biennium of $39.019 billion, a budget reserve of $661 million, a $350 million cash flow account, and a $23 million stadium reserve. Planning estimates for the biennium ending June 30, 2017 showed General Fund revenues of $43.284 billion and expenditures of $40.685 billion, but the impact of inflation is not reflected in expenditure projections and actions already taken or to be taken in the current legislative session are not reflected. The legislature currently is in session and it already has made revenue and expenditure changes that will result in end-of-session projections that differ from the forecast and planning estimates.

Forecasts and estimates do not include spending changes beyond those in current law and do not reflect changes made or to be made in the current legislative session. While wage and price inflation is included in revenue projections and estimates, state law prohibits including a general inflation adjustment for projected expenditures, so there may be spending pressures beyond those reflected in the forecasts. Current law projections are adjusted only to reflect enrollment and caseload growth in entitlement programs and areas where specific statutory formulae exist. Based on the February forecast, expected inflation would add approximately $1.068 billion to spending estimates for the biennium ending June 30, 2017. Minnesota’s Council of Economic Advisors continues to recommend that budget planning estimates for the next biennium include expected inflation in both the spending and revenue projections.

The State is a party to a variety of civil actions that could adversely and materially affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts might have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties might have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State’s financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation could adversely affect the tax-exemption, value and marketability of Minnesota municipal bonds held by the Fund. (See “Tax Matters—Minnesota Tax Matters”). Possible future changes in federal and State income tax laws, including rate reductions, also could adversely affect the value and marketability of such bonds.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, that are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

Inverse Floating Rate Securities Risk.    Each Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the adviser’s and/or the sub-adviser’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

Each Fund’s investment in inverse floating rate securities would create effective leverage. Any effective leverage achieved through a Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to the adviser (which in turn pays a portion of its fees to the sub-adviser) for investment advisory services will be higher when the Acquiring Fund uses leverage because the advisory fees of the Acquiring Fund are calculated based on the Acquiring Fund’s Managed Assets—this may create an incentive for the adviser and/or the sub-adviser to leverage a Fund. As previously described, Managed Assets means the total assets of a Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which a Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Funds) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. The Funds costs of leverage may pay fixed rates of interest or dividends or may fluctuate with short-term yields. The benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings or dividends on preferred shares as well as any ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the costs of borrowing facilities, issuing its shares and refinancing such leverage. To the extent that the Funds issue preferred shares with relatively short terms to redemption, refinancing risk will increase. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, each Fund’s investments in leveraged investment companies magnify a Fund’s leverage risk.

As noted, the amount of fees paid to the adviser (which in turn pays a portion of its fees to the sub-adviser) for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees of the Acquiring Fund are calculated based on the Fund’s assets—this may create an incentive for the adviser and/or the sub-adviser to leverage a Fund.

Insurance Risk.    Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including distributions attributable to tax exempt interest income) would be taxable to shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal or Minnesota personal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and Minnesota personal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the adviser and/or the sub-adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the adviser nor the sub-adviser will independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions by a Fund of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Market Discount from Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view a Fund as a vehicle for trading purposes.

Borrowing Risk.    Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders, and the real value of common shares and distributions, can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the adviser and/or the sub-adviser correctly forecasts market values, interest rates and other applicable factors. If the adviser and/or the sub-adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments. See “—Counterparty Risk” and “—Hedging Risk” and the Merger SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the adviser’s and/or the sub-adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Economic Sector Risk.    Each Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, a Fund’s adviser, sub-adviser and/or their Affiliates. Absent an exemption from the SEC or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The declaration of trust and by-laws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving shareholders of opportunities to sell their common shares at a premium to the then current market price of the common shares. See “Additional Information about the Funds—Certain Provisions in the Articles of Incorporation and Declaration of Trust.”

D.	INFORMATION ABOUT THE MERGERS

General

The Board of each Target Fund has approved the Merger of its respective Target Fund with and into the Merger Sub. As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including conducting additional solicitations with respect to the proposal, continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Terms of the Mergers

General.    The Agreement and Plan of Merger, in the form attached as Appendix A, sets forth the terms of the Mergers and provides for each Target Fund to merge with and into the Merger Sub, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, a newly formed Massachusetts business trust, with shareholders of each Target Fund receiving (i) with respect to holders of shares of common stock of each Target Fund, newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (ii) with respect to holders of VMTP Shares of each Target Fund, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, in exchange for their respective Target Fund shares. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

If the conditions to closing the Mergers are satisfied or waived, the Mergers are expected to occur on the Closing Date. Following the Mergers, each Target Fund would terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of Acquiring Fund common shares received by the Target Fund’s shareholders in each Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by shareholders of such Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be received by a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets immediately prior to the closing. As a result of the Mergers, shareholders of the Target Funds would hold reduced percentages of ownership in the larger Acquiring Fund than they held in the Target Funds individually.

Holders of VMTP Shares of a Target Fund will receive the same number of Acquiring Fund VMTP Shares, having substantially identical terms, as the outstanding VMTP Shares of a Target Fund held by such holders immediately prior to the closing of each Merger. The aggregate liquidation preference of Acquiring Fund VMTP Shares received in connection with each Merger will equal the aggregate liquidation preference of the Target Fund VMTP Shares held immediately prior to the closing of the Mergers.

The preferred shareholders of a Target Fund will receive the following series of preferred shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Mergers
Minnesota Municipal Income	VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017	[VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017]

Minnesota Municipal Income II	VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017	[VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017]

Valuation of Assets and Liabilities.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being referred to herein as the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures adopted by the Target Funds’ Boards or such other valuation procedures as shall be mutually agreed upon by the parties to the Mergers. The value of the

Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund. The initial net asset value of Acquiring Fund shares will be [—].

Distributions.    Undistributed net investment income represents net earnings from a Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement and Plan of Merger, each Target Fund that has undistributed net investment income or undistributed realized net capital gains is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments.    Under the terms of the Agreement and Plan of Merger, the Agreement and Plan of Merger may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the meeting of the shareholders of a Target Fund called by such Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Funds under the Agreement and Plan of Merger to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement and Plan of Merger, the closing of the Mergers is conditioned upon, among other things, (a) the requisite approvals by the shareholders of each Target Fund of their Fund’s Merger, (b) the Funds’ receipt of an opinion substantially to the effect that each merger of a Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (c) the absence of legal proceedings challenging the Mergers and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to be consummated, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Furthermore, the obligations of Nuveen Fund Advisors and USBAM to consummate the Mergers will be subject to certain additional conditions set forth in the Facilitation Agreement, including (i) approval of the Acquiring Fund Management Agreement, as described herein; (ii) approval of the Acquiring Fund Sub-Advisory Agreement, as described herein; (iii) election of Nuveen Board Members; (iv) the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Funds; and (v) initial shareholder approval of certain of the foregoing matters. See “Other Agreements—Facilitation Agreement” below.

Termination.    The Agreement and Plan of Merger may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President, as applicable, without further action by the Board of either the Acquiring Fund or any Target Fund. In addition, any Fund may at its option terminate the Agreement and Plan of Merger at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the TIAA-CREF Transactions contemplated by the Agreement and Plan of Merger is not in the best interests of the Fund.

Reasons for the Mergers

Based on the considerations below, the Board of each Target Fund, which is comprised entirely of Independent Board Members, has determined that the Merger would be in the best interests of each Fund and that the interests of the existing shareholders of such Target Fund would not be diluted as a result of such Merger. The Boards approved the Mergers and recommended that shareholders of each Target Fund approve the Mergers.

In preparation for a meeting of the Boards held on April 28, 2014 (the “Meeting”) at which the Mergers were considered, USBAM and Nuveen provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Mergers, including the rationale therefor and alternatives considered to the Mergers. Prior to approving the Mergers, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

•	the similarities and differences in the Target Funds’ and Acquiring Fund’s investment objectives and principal investment strategies;

•	the Target Funds’ and Acquiring Fund’s relative risks;

•	the Target Funds’ relative sizes;

•	the relative investment performance and trading discount history of the Target Funds;

•

the relative fees and expense ratios of the Target Funds and the Acquiring Fund, including caps on the Acquiring Fund’s expenses for a period of two years from the closing of the Mergers agreed to by Nuveen;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers and the extent to which the Funds would bear any such costs;

•	the terms of the Mergers and whether the Mergers would dilute the interests of shareholders of the Funds;

•	the effect of the Mergers on shareholder services and shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits to Nuveen and its affiliates as a result of the Mergers.

Investment Similarities and Differences.    Based on the information presented, the Boards noted that the Target Funds have substantially similar investment objectives, policies, strategies and risks. The Board noted that each Target Fund’s investment objective focuses on providing income that is exempt from regular federal and Minnesota personal income taxes. The Board further noted that the

Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes and that its secondary objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Acquiring Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Board considered that each Fund also has a fundamental policy with respect to its investment, under normal circumstances, of at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota income taxes. The Board noted that this policy may not be changed without shareholder approval. The Board also considered that the Acquiring Fund’s portfolio managers will be the same portfolio managers that currently manage the Target Funds. The Board considered that each Target Fund is a leveraged closed-end management investment company and currently engages in leverage through the preferred shares. The Board further considered that, upon completion of the Mergers, the Acquiring Fund will engage in leverage through the issuance of preferred shares. The Board also noted that the Acquiring Fund and each Target Fund can each utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options, dollar rolls and inverse floating rate securities.

The Board noted that the Acquiring Fund’s principal investment strategies are substantially similar to those of the Target Funds. In this regard, the Board noted that, under normal conditions, the Target Funds and the Acquiring Fund invest at least 80% of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. The Board also considered that the Target Funds and the Acquiring Fund may invest up to 20% of its respective total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by the Fund’s adviser or sub-adviser, as applicable. The Board also considered that the Target Funds and the Acquiring Fund will each primarily invest in municipal securities with long-term maturities. Specifically, the Board noted that the Acquiring Fund invests in long-term securities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Acquiring Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions. As a result, the Board noted, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. The Board noted that the Target Funds and the Acquiring Fund may each enter into certain derivative instruments in pursuit of its investment objectives, including generally to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. The Board further noted that, while the types of derivatives used by the Funds varies, such instruments generally include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Relative Risks.    The Boards noted that the Funds are subject to similar principal risks associated with their investment in municipal securities, their use of derivatives and their use of leverage.

Relative Sizes.    The Boards noted that the Acquiring Fund has carried on no business activities and has no assets, but noted that the Acquiring Fund was created to continue the business of the Target Funds with the changes previously described.

Investment Performance and Portfolio Managers.    The Boards considered the investment performance of the Target Funds over various periods. The Boards noted that the same sub-advisers that currently manage the Target Funds will also manage the Acquiring Fund. The Boards considered that the Acquiring Fund has not commenced operations and does not have a performance record. The Boards also considered that the performance of the Acquiring Fund may differ from the historical results of the Target Funds.

Fees and Expense Ratios.    The Boards considered that the fee and expense structure of the Acquiring Fund differs from the Target Funds’ current fee and expense structure. The Boards noted that based on assets during the fiscal year ended August 31, 2013, the management fee under the Acquiring Fund’s investment management agreement would have been higher than the current management and administrative fees paid by the Target Funds. The Boards further noted that Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Mergers, so that the total annual operating expenses (excluding leverage costs) of the Acquiring Fund will not exceed the lowest total annual expense ratio (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis.

The Boards recognized that while the investment advisory services to be provided under the investment management agreement between the Acquiring Fund and Nuveen Fund Advisors are similar to those provided under the current advisory agreement between each Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-wide level fee rate, both of which include breakpoints, while the rate in the current advisory agreements is based only on a fund-level fee rate that does not include breakpoints. The Boards noted that the fee rate under the Acquiring Fund’s investment management agreement is calculated based on Managed Assets, while the fee rate under each current advisory agreement is calculated based on net assets. The Boards considered that fees based on Managed Assets generally include net assets as well as assets attributable to all types of leverage, while fees under the current advisory agreements are based on net assets including assets attributable to preferred shares. The Boards also noted that another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement includes certain administrative services. Under the current structure, administrative services and certain additional services are provided pursuant to a separate administration agreement between each Target Fund and USBAM.

Tax Consequences of the Mergers.    The Boards considered the tax implications of the Mergers. The Boards noted that the Mergers will be structured with the intention that each qualify as a tax-free reorganization for federal income tax purposes. The Boards further considered that, as a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that each proposed Merger will qualify as a tax-free reorganization under Section 368 of the Code. Accordingly, the Boards noted that it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. The Boards recognized that prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its undistributed net investment income and realized net capital gains, if any, and that all or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, the Boards also recognized that, to the extent that portfolio securities are sold in connection with and prior to the Mergers, a Target Fund may realize capital gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.

Costs of the Mergers.    The Boards considered that each Target Fund will bear that portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, the solicitation of proxy votes and the costs of holding the Meetings, up to the amounts incurred by such Target Fund in connection with its last annual meeting. Nuveen Fund Advisors will bear the costs in excess of that amount.

Dilution.    The Boards considered that holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of such Target Fund held immediately prior to the closing of the Mergers (including for this purpose any fractional Acquiring Fund common shares to which shareholders would be entitled). The Boards noted that fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. The Board considered that each Target Fund has one series of VMTP Shares outstanding and noted that the Acquiring Fund is newly created and has no common or preferred shares outstanding. The Board considered that, upon the closing of the Mergers, holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially identical terms, as of the closing of the Mergers, as the VMTP Shares of the Target Fund exchanged therefor. The Board further considered that the Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will rank on parity with each other and with any other preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Board noted that, following the Mergers, preferred shareholders of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers.

Effect on Shareholder Rights.    The Boards considered that, with respect to the Acquiring Fund, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Boards noted that, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Boards also considered that the Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the Boards noted that the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations.

Alternatives to the Mergers.    The Boards considered alternatives to the Mergers, but concluded that each Merger was in the best interests of each Target Fund and its shareholders.

Potential Benefits to Nuveen.    The Boards recognized that the Mergers may result in some benefits for Nuveen insofar as the Acquiring Fund will be a new closed-end fund and will expand Nuveen’s current closed-end fund offerings.

Conclusion.    The Boards approved the Mergers, concluding that each Merger is in the best interests of each Target Fund and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the Mergers. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Mergers.

Capitalization

The following table sets forth the unaudited capitalization of the Target Funds as of February 28, 2014, and the pro forma combined capitalization of the Acquiring Fund as if the Mergers had occurred on that date, and assumes an initial net asset value per common share of $15.0014 for the Acquiring Fund. The table reflects pro forma exchange ratios of approximately 1.00000000 and 0.94668498 common shares of the Acquiring Fund issued for each common share of Minnesota Municipal Income and Minnesota Municipal Income II, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Minnesota Municipal Income	Minnesota Municipal Income II	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Variable Rate MuniFund Term Preferred (VMTP) Shares , $100,000 stated value per share, at liquidation value; 311 shares outstanding for Minnesota Municipal Income; 130 shares outstanding for Minnesota Municipal Income II; and 441 shares outstanding for Acquiring Fund Pro Forma(2)	$31,100,000	$13,000,000	—		$44,100,000

Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 4,146,743 shares outstanding for Minnesota Municipal Income; 1,472,506 shares outstanding for Minnesota Municipal Income II; and 5,540,744 shares outstanding for Acquiring Fund Pro Forma	$41,467	$14,725	$(785	)(3)	$55,407
Paid-in surplus	57,666,220	20,784,249	785		78,451,254
Undistributed (Over-distribution of) net investment income	591,910	201,613	(804,150	)(4)	(10,627)
Accumulated realized net capital gain (loss)	(1,006,652)	(530,182)	(2,963)		(1,539,797)
Net unrealized appreciation (depreciation)	5,511,246	651,381	—		(6,162,627)

Net assets attributable to common shares	$62,804,191	$21,121,786	$(807,113)		$83,118,864

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.15	$14.34			$15.00

Authorized shares
common	200,000,000	10,000,000			Unlimited
preferred	1,000,000	1,000,000			Unlimited

(1)	The pro forma balances are presented as if the Mergers were effective as of February 28, 2014, and are presented for informational purposes only. The actual Closing Date of the Mergers is expected to be on or about [—], 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)

As of February 28, 2014, the Minnesota Municipal Income had 1,244 outstanding Remarketed Preferred Shares, $25,000 stated value per share at liquidation value, and Minnesota Municipal Income II had 520 Auction Preferred Shares, $25,000 stated value per share at liquidation value. Each Target Fund issued its VMTP Shares in a privately negotiated offering in April 2014. Proceeds of Minnesota Municipal Income’s offering and Minnesota Municipal Income II’s offering were used to redeem all of such Fund’s outstanding

Remarketed Preferred Shares and Auction Preferred Shares, respectively. No adjustment to the capitalization of the Target Funds shown in the table is required as a result of these redemptions.
(3)	Assumes the issuance of 4,146,743 and 1,472,506 Acquiring Fund common shares to the common shareholders of Minnesota Municipal Income and Minnesota Municipal Income II, respectively. These numbers are based on the net asset values of the Target Funds as of February 28, 2014, adjusted for estimated Merger costs and the effect of distributions.
(4)	Assumes Minnesota Municipal Income and Minnesota Municipal Income II make net investment income distributions of $597,301 and $206,849, respectively, and Minnesota Municipal Income II makes an accumulated realized net capital gain distribution of $2,963.

Expenses Associated with the Mergers

Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen, or by dealers and their representatives. The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[—] per Target Fund plus reasonable expenses.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a merger and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of each Target Fund are listed and trade on an exchange and the shares of the Acquiring Fund to be issued in exchange therefor will, upon issuance, be listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of each Target Fund, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Mergers

As a condition to each Fund’s obligation to consummate the Mergers, each Fund participating in such Merger will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged for such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged for such Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of the Merger Sub will include the period during which those assets were held by the Target Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Mergers by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. This discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Target Fund preferred shareholders who elect dissenters’ rights, (2) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Mergers, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Mergers, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Mergers. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of exempt interest, ordinary income or capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use the Target Funds’ pre-Merger capital losses may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Target Funds at the time of the Mergers. For federal income tax purposes, the Target Funds had capital loss carryovers as of August 31, 2013, which, if not offset by subsequent capital gains, will expire on such Target Fund’s fiscal year-ends as follows:

	Minnesota Municipal Income	Minnesota Municipal Income II
2015	$—	$—
2016	—	—
2017	—	—
2018	452,405	—
2019	—	—
Indefinite	—	—

Total	$452,405	$—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses have been fully used.

This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. Holders of VMTP Shares of each Target Fund are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Target Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Target Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General.    As a general matter, with respect to the Acquiring Fund and each Target Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are similar to the provisions of each Target Fund’s articles of incorporation and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Articles of Incorporation and Declaration of Trust.” The full text of the Acquiring Fund’s declaration of trust and each Target Fund’s articles of incorporation is on file with the SEC and may be obtained as described on page 64.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund, in each case as of the Valuation Time. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions.    The Funds have similar dividend policies with respect to the payment of dividends on their common shares. Distributions of net investment income for each Fund are declared and paid on a monthly basis. The net income of a Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Any net gains realized by the Funds on sales of securities are distributed to shareholders at least annually. As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and “Federal Income Tax Matters” in the Merger SAI.

Dividend Reinvestment Plan.    Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are similar. Under the Acquiring Fund’s Plan, if your Acquiring Fund common shares are registered directly with the Acquiring Fund or if you hold your common shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional common shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company (“State Street”), as dividend paying agent. The tax character of distributions (as consisting of exempt interest, ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds.”

Under the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new common shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if common shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing common shares in the open market, and may invest the uninvested portion in new common shares at a price equal to the greater of (i) net asset value per common share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole common shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your common shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

For Minnesota Municipal Income, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the Fund on the NYSE MKT or elsewhere on the open market. The Fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the Fund’s net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

For Minnesota Municipal Income II, whenever the Fund declares a dividend or other capital gain distribution payable in cash, nonparticipants in the plan will receive cash and participants in the plan will receive the equivalent in common shares. Computershare will buy shares of the Fund on the NYSE MKT or elsewhere on the open market (open-market purchases), beginning on the payment date. The Fund will not issue any new shares in connection with the plan. All reinvestments will be at a weighted average price per share of all shares purchased in an open-market to fill the combined purchase order. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

Each Target Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will receive advance written notice.

For Each Fund.    The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Mergers, the Target Funds’ Plans will be terminated and shareholders who elected to participate in such Plans as of the Closing Date will be automatically enrolled in the Acquiring Fund Plan.

Common Share Price Data.    The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE MKT, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Minnesota Municipal Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 2014
February 2014	17.11	14.01	15.15	14.46	12.94%	(3.51)%
November 2013	15.02	13.97	14.75	14.09	2.88%	-4.03%
August 2013	18.04	14.46	15.94	14.24	13.82%	-0.69%
May 2013	18.45	17.14	16.30	16.01	14.60%	6.17%
February 2013	18.81	16.76	16.45	16.08	15.90%	4.06%
November 2012	18.75	17.24	16.50	15.98	15.88%	7.08%
August 2012	18.40	16.90	16.21	15.85	14.36%	5.33%
May 2012	18.01	15.46	15.99	15.42	13.99%	0.19%
February 2012	17.08	16.30	15.78	14.73	13.51%	3.43%
November 2011	16.69	14.96	14.97	14.50	12.80%	1.12%

	Minnesota Municipal Income II
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 2014
February 2014	13.92	12.66	14.34	13.64	-2.20%	-8.33%
November 2013	14.25	13.13	13.94	13.31	3.94%	-5.25%
August 2013	16.15	13.40	15.41	13.45	7.32%	-2.97%
May 2013	17.24	16.02	15.81	15.47	9.25%	2.86%
February 2013	18.39	16.15	16.08	15.69	16.47%	2.80%
November 2012	17.24	16.30	16.14	15.67	8.13%	2.90%
August 2012	18.70	16.78	15.89	15.55	19.49%	6.77%
May 2012	17.10	15.15	15.69	15.24	10.33%	-0.98%
February 2012	17.24	15.64	15.52	14.69	12.98%	3.39%
November 2011	16.76	14.98	14.91	14.54	13.47%	1.01%

On May 15, 2014, the closing sale prices of Minnesota Municipal Income and Minnesota Municipal Income II common shares were $16.73 and $14.85, respectively. These prices represent premiums/(discounts) to net asset value for Minnesota Municipal Income and Minnesota Municipal Income II of 7.94% and (0.20)%, respectively.

Common shares of each Target Fund have at times traded at a discount to net asset value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Mergers, or what the extent of any such discount or premium might be.

Description of VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued will be substantially identical, as of the time of the closing of the Merger, to the outstanding Target Fund VMTP Shares. The aggregate liquidation preference of the Acquiring Fund VMTP Shares received in the Mergers will equal the aggregate liquidation preference of the Target Fund VMTP Shares held immediately prior to the Mergers.

The outstanding VMTP Shares of each Target Fund have a mandatory redemption date of May 1, 2017, unless earlier redeemed or repurchased by a Target Fund, and pay cash dividends when, as and if declared by, or under authority granted by, the Board. VMTP Shares are also subject to a mandatory redemption upon the occurrence of certain events, such as a Target Fund’s failure to maintain the required asset coverage or effective leverage ratio levels, as well as optional redemption in whole or in part at the option of a Target Fund.

Each Target Fund issued its VMTP Shares in a privately negotiated offering in April 2014. Proceeds of Minnesota Municipal Income’s offering were used to redeem all of the Fund’s outstanding Remarketed Preferred Shares. Proceeds of Minnesota Municipal Income II’s offering were used to redeem all of the Fund’s outstanding Auction Preferred Shares. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of the Target Funds is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is organized as a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each of the Target Funds is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Acquiring Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Acquiring Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Acquiring Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquiring Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Acquiring Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the Acquiring Fund’s declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Acquiring Fund is not personally liable to any person in connection with the affairs of the Acquiring Fund, other than to the Acquiring Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and bylaws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of the Target Funds are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held.

The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Target Funds’ by-laws state that the dates of regular meetings of shareholders shall be set by the Board. Special meetings of shareholders of Minnesota Municipal Income may be called by the chairman of the board, the president, two or more directors or shareholders owning at least 10% of the outstanding shares entitled to vote. Special meetings of shareholders of Minnesota Municipal Income II may be called by the board of directors, the chief executive officer or any other person specifically authorized by the MBCA. The by-laws of each Target Fund provide that the holders of a majority of the shares outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business except that for the election of two board members by holders of preferred shares, 33 1/3% of the preferred shares entitled to vote shall constitute a quorum.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Target Funds may elect directors at any meeting at which a quorum is present. The MBCA and the Minnesota Municipal Income’s by-laws provide that directors are elected by a plurality of votes present and entitled to vote at such meeting. Minnesota Municipal Income II’s by-laws are silent with respect to the required vote. The by-laws provide that a director may be removed from office with or without cause by a vote of a majority of the outstanding shares entitled to vote on an election of directors.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation, the board of directors may authorize the issuance of shares in more than one class or series, and prior to the issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Under the articles of incorporation of Minnesota Municipal Income, the board of directors is permitted to issue 200 million shares of common stock and 1 million shares of preferred stock, $.01 par value. Under the articles of incorporation of Minnesota Municipal Income II, the board of directors is permitted to issue 10 million shares of common stock and 1 million shares of preferred stock, $.01 par value. Shareholders of the Target Funds are not entitled to any preemptive rights.

Amendments to the Articles of Incorporation.    Under the MBCA, subject to certain exceptions, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Target Funds provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and mergers and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and mergers, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange. Under Minnesota law, common shareholders of the Target Funds do not have dissenters’ rights of appraisal, because the Target Funds’ common shares and the Acquiring Fund’s common shares are listed and trade on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Other Agreements

Facilitation Agreement

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of Mergers. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Mergers and to take such other actions as are necessary to effect the Mergers. The Facilitation Agreement also provides for the transfer to Nuveen Fund Advisors of Target Fund records held by USBAM and USBAM records that relate to the Target Funds; the continuation of certain agreements and the termination of other agreements of the Target Funds; and a commitment from USBAM to make its personnel available to Nuveen Fund Advisors for a limited time after the Closing Date to assist Nuveen Fund Advisors with respect to certain regulatory matters with respect to the Acquiring Fund. No Fund is a party to the Facilitation Agreement.

The Facilitation Agreement further provides that each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

In addition, the Facilitation Agreement provides that the obligations of Nuveen Fund Advisors and USBAM to consummate the Mergers will be subject to certain conditions set forth in the Facilitation Agreement, including, among other things, the conditions set forth in the Agreement and Plan of Merger (see “—Terms of the Mergers—Conditions”), the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Funds.

Standstill Agreements

Each Target Fund has entered into a Standstill Agreement dated April 23, 2014 among the Target Fund, certain other First American closed-end funds and Sit Investment Associates, Inc. (“Sit”). Under the Standstill Agreement with Sit, Sit agreed to vote or cause to be voted all shares of each Target Fund that Sit directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the Merger of such Target Fund and, subject to shareholder approval of the Mergers, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to each Target Fund or any successor until September 30, 2016.

Each Target Fund has entered into a Standstill Agreement dated April 28, 2014 among the Target Fund, certain other First American closed-end funds and Bulldog Investors, LLC (“Bulldog”). Under the Standstill Agreement, Bulldog has agreed to vote or cause to be voted all shares of each Target Fund that Bulldog directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the Merger of such Target Fund and, subject to shareholder approval of the Mergers, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to each Target Fund or any successor until September 30, 2016.

E.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

Investment Objectives

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Minnesota Municipal Income’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital. Minnesota Municipal Income II’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class. For this purpose, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Policies

The Funds have substantially similar investment policies. Each Fund’s policy with respect to its investment, under normal circumstances, of at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes is fundamental and may not be changed without shareholder approval.

Each Fund emphasizes investing in investment grade securities. As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Each Target Fund has a substantially similar policy.

Also, each Fund has a non-fundamental policy, with respect to investing in below investment grade securities. The Acquiring Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Additionally, as a non-fundamental policy, no more than 10% of the Acquiring Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Each Target Fund has substantially similar policies with respect to below investment grade securities, except that neither Fund has a 10% limit on securities rated below B3/B-.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the adviser’s and/or the sub-adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the adviser and/or the sub-adviser may consider such factors as the adviser’s and/or the sub-adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Merger SAI.

Each Fund will primarily invest in municipal securities with long-term maturities. Specifically, the Acquiring Fund invests in long-term securities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

Moreover, during temporary defensive periods (e.g., times when, in the adviser’s and/or the sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Target Funds have similar policies with respect to temporary investments.

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Target Funds have similar policies with respect to their investments in other investment companies. Minnesota Municipal Income may invest up to 5% of its total assets in the securities of unaffiliated closed-end funds, and Minnesota Municipal Income II may invest up to 10% of its total assets in common and preferred shares of other open- or closed-end funds.

No Fund has established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including generally to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. While the types of derivatives used by the Funds varies, such instruments generally include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Each Fund may invest in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Target Fund is classified as non-diversified. The Acquiring Fund is diversified.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” common shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Investment Restrictions” in the Merger SAI for information regarding the Funds’ fundamental investment restrictions. All of the Funds’ other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Minnesota personal income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Funds invest are generally issued by the State of Minnesota, a municipality in Minnesota, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the adviser and/or the sub-adviser to be reliable), is exempt from regular federal and Minnesota personal income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Minnesota personal income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the adviser and/or the sub-adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The adviser and/or the sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the adviser and/or the sub-adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor the adviser or the sub-adviser is currently subject to registration or regulation with respect to its activities as such under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the adviser and/or the sub-adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Funds may enter into futures transactions, engage in options transactions or engage in swap transactions.

Other Investment Companies

Each Fund may invest in securities of other investment companies. The Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the adviser and/or the sub-adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently do not intend to apply for such relief.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. The adviser and/or the sub-adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the adviser and/or the sub-adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Articles of Incorporation and Declaration of Trust

Each Target Fund’s articles of incorporation include provisions that could limit the ability of the Fund to convert to open-end status. The holders of at least two-thirds (with respect to Minnesota Municipal Income) and three-fourths (with respect to Minnesota Municipal Income II) of the shares of common stock must vote to authorize a conversion of the Fund from a closed-end to an open-end investment company. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company are higher than those required by the 1940 Act.

With respect to the Acquiring Fund, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, if any, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, if any, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act.

The provisions of the Acquiring Fund’s declaration of trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium to the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Target Fund’s articles of incorporation and the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Articles of Incorporation and Declaration of Trust” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc. The custodian of the assets of each Target Fund is U.S. Bank, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. State Street serves as the accounting agent of each Target Fund, responsible for fund accounting and recordkeeping services. Together, Computershare Inc. and Computershare Trust Company, N.A. serve as each Target Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent.

Federal Income Tax Matters Associated with Investment in the Funds

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities issued by Minnesota, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal bonds owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Mergers, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Minnesota Tax Matters

The following is based upon the advice of Dorsey & Whitney, LLP, special tax counsel to the Acquiring Fund.

The assets of a Fund will consist of interest-bearing obligations issued by or on behalf of the State of Minnesota or its political or governmental subdivisions (the “Minnesota Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Minnesota Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Minnesota or its political subdivisions, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes and (iii), the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Minnesota.

Provided that a Fund meets certain requirements, including a requirement that at least 95 percent of the exempt-interest dividends from the Fund are derived from Minnesota Bonds, exempt-interest dividends distributed by a Fund attributable to interest on the Bonds will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota’s alternative minimum tax. Other dividends paid by a Fund, including distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts. Exempt-interest dividends from a Fund are not excluded from the Minnesota taxable income of corporations and financial institutions, and generally will not qualify for the dividends-received deduction.

The Minnesota state legislature has enacted a statement of intent that interest on certain Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption provided under Minnesota law for Minnesota bonds discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, exempt-interest dividends distributed by a Fund would become subject to the regular Minnesota personal income tax imposed on individuals, estates, and trusts.

You generally will be subject to tax for purposes of the Minnesota personal income tax on gain recognized on the sale or redemption of a share of a Fund. You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible for purposes of the Minnesota personal income tax. Each of the adviser, the sub-adviser and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of a Fund may result in other Minnesota tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal and Minnesota law will be exempt from regular federal and Minnesota personal income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source of this income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning Minnesota tax matters or the tax laws of their state and locality of residence.

Net Asset Value

Acquiring Fund Valuation.    The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

In determining the net asset value of the Acquiring Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Target Funds Valuation.    Each Target Fund’s net asset value is determined weekly. Security valuations for the Target Funds’ investments are generally furnished by an independent pricing service that has been approved by the Board. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Target Funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the Target Funds’ Boards. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the NYSE, the securities will be valued at fair value. The use of fair value pricing by a Target Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Merger will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Target Funds appearing in each Target Fund’s Annual Report for the fiscal year ended August 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.                     provides                     is auditing services to the Acquiring Fund and the Target Funds. The principal business address of                                         , Chicago, Illinois 60606.

Board Recommendation; Required Vote

The Board of each Target Fund recommends that the shareholders of the Target Fund vote in favor of the Merger.

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of each Target Fund’s outstanding common shares. Unless otherwise instructed, the proxies will vote for the approval of the Mergers.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

USBAM has entered into a Sub-Advisory Agreement with each of Nuveen Fund Advisors and Nuveen Asset Management (in such capacity, each, a “Target Fund Sub-Adviser”) with respect to each Target Fund (each, a “Target Fund Sub-Advisory Agreement”). The date of each Target Fund Sub-Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board of the applicable Target Fund is provided in Appendix B.

Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Target Fund Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of an investment adviser or sub-adviser is deemed to be an assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Fund Advisors and Nuveen Asset Management, each of which is a subsidiary of Nuveen Investments, and therefore, if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, the completion of the TIAA-CREF Transaction will be deemed an assignment of each Target Fund Sub-Advisory Agreement. As a result, if the Mergers are not approved, or if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, the completion of the TIAA-CREF Transaction will result in the termination of each Target Fund Sub-Advisory Agreement.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a portion of Nuveen Investments’ clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes approval by shareholders of the various Nuveen Funds of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the

1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the TIAA-CREF Transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the TIAA-CREF Transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), the expense commitments presented to each Target Fund Board in connection with the Mergers will extend until the later of two years after (a) the closing of the Mergers or (b) the closing of the TIAA-CREF Transaction.

In anticipation of the TIAA-CREF Transaction and to provide for the event that the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers or the Mergers are not approved, each Target Fund’s Board met in person at joint meetings on April 28, 2014 for purposes of, among other things, considering whether it would be in the best interests of each Target Fund to approve a new sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each a “New Target Fund Sub-Advisory Agreement” and collectively, the “New Target Fund Sub-Advisory Agreements”). Forms of the New Target Fund Sub-Advisory Agreements are attached hereto as Appendix F.

The 1940 Act requires that each New Target Fund Sub-Advisory Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 28, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2), each Target Fund Board, which is comprised entirely of Independent Board Members, unanimously approved the New Target Fund Sub-Advisory Agreement and unanimously recommended approval of the New Target Fund Sub-Advisory Agreement by shareholders.

Each new Target Fund Sub-Advisory Agreement will take effect only if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers. If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect.

In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers and shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 28, 2014 meeting, the Board of each Target Fund, which is comprised entirely of Independent Board Members, also unanimously approved

Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Funds after the TIAA-CREF Transaction, in the event the Mergers are not approved or the TIAA-CREF Transaction takes place before the closing of the Mergers. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions described below. Each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Mergers or when shareholders of a Target Fund approve that Fund’s New Target Fund Sub-Advisory Agreements. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. If shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Board of such Target Fund will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, the Acquiring Fund’s investment advisory agreement with Nuveen Fund Advisors and sub-advisory agreement with Nuveen Asset Management that take effect upon the closing of the Mergers will be deemed to have been assigned, and therefore terminated, upon the closing of the TIAA-CREF Transaction. Accordingly, it is a condition to the closing of the Mergers that the initial shareholder of the Acquiring Fund shall have approved new agreements in connection with the TIAA-CREF Transaction. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in this Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations. If shareholders approve the Mergers and the other conditions to closing the Mergers are satisfied or waived, the Mergers will be consummated whether or not the Target Funds have approved the new agreements in connection with the TIAA-CREF Transaction.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Target Fund Sub-Advisory Agreement, including fees payable to each Target Fund Sub-Adviser by USBAM thereunder, are substantially identical to those of the corresponding Target Fund Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rates payable by USBAM to the Target Fund Sub-Advisers. If approved by shareholders of a Target Fund, the New Target Fund Sub-Advisory Agreements for the Target Fund will expire on [—], 2015, unless continued. Each New Target Fund Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, if shareholders of each Target Fund approve the Mergers and the closing of the Mergers takes place after the closing of the TIAA-CREF Transaction, each New Target Fund Sub-Advisory Agreement will terminate in connection with the closing of the Mergers. Below is a comparison of certain terms of the original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by each Target Fund Sub-Adviser to each Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to each Target Fund under the applicable Target Fund Sub-Advisory Agreement. Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. Both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Target Fund Sub-Adviser’s obligations under the New Target Fund Sub-Advisory Agreements.

Brokerage.    Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Asset Management authorize Nuveen Asset Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Nuveen Asset Management.

Fees.    Under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Funds. The rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements. The rates of sub-advisory fees payable to the Target Fund Sub-Advisers under the Target Fund Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by USBAM to the Target Fund Sub-Advisers with respect to each Target Fund during each Target Fund’s last fiscal year are set forth in Appendix C to this Joint Proxy Statement/Prospectus.

Payment of Expenses.    Under each Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement, the Target Fund Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Target Fund.

Limitation on Liability.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements provide that the Target Fund Sub-Advisers will not be liable for, and USBAM will not take any action against the Target Sub-Advisers to hold the Target Fund Sub-Advisers liable for, any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the performance of the Target Fund Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Target Fund Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    Each Target Fund Sub-Advisory Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements for that Target Fund, the New Target Fund Sub-Advisory Agreements will expire on [—], 2015, unless continued. Thereafter, the New Target Fund Sub-Advisory Agreements may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements for each Target Fund provide that the Agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of that Target Fund, accompanied by 60 days’ written notice.

Information About the Target Fund Sub-Advisers

Nuveen Fund Advisors and Nuveen Asset Management.    Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments and serves as an investment sub-adviser to each Target Fund. Nuveen Fund Advisors is organized as a Delaware limited liability company and its sole managing member is Nuveen Investments. Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and also serves as an investment sub-adviser to each Target Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of each of Nuveen Fund Advisors and Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    Appendix D includes the advisory fee rates and net assets of registered investment companies not included in this Joint Proxy Statement/Prospectus advised by each Target Fund Sub-Adviser with similar investment objectives as the Target Funds.

Certain information regarding the executive officers and directors of each Target Fund Sub-Adviser is set forth in Appendix E.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Target Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Target Fund, USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

During each Target Fund’s last fiscal year, no Target Fund paid any amounts to USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Target Fund (other than pursuant to the applicable USBAM Advisory Agreement or Target Fund Sub-Advisory Agreements or for brokerage commissions).

Shareholder Approval

To become effective with respect to a particular Target Fund, each New Target Fund Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. For purposes of determining the approval of the New Target Fund Sub-Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Target Fund Sub-Advisory Agreement was approved by the Board of the applicable Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Target Fund also determined to submit the New Target Fund Sub-Advisory Agreements for consideration by the shareholders of the Target Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Target Fund vote FOR approval of the Target Fund’s New Target Fund Sub-Advisory Agreements.

Board Considerations

At the Meeting, the Board of each Target Fund, which is comprised entirely of Independent Board Members, considered information relating to the proposed New Target Fund Sub-Advisory Agreements between USBAM and each Target Fund Sub-Adviser. In connection with the evaluation of the New Target Fund Sub-Advisory Agreements, the Board requested and received a substantial amount of information about Nuveen Fund Advisors and Nuveen Asset Management and the services to be provided to each Target Fund, along with other matters believed to be relevant to its deliberations.

In considering the New Target Fund Sub-Advisory Agreements, the Board, advised by independent legal counsel, noted that each New Target Fund Sub-Advisory Agreement will take effect only if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers. If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (2) the costs of services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (3) the Target Funds’ performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management through their relationship with each Target Fund. The Board noted that the fee rate under the New Target Fund Sub-Advisory Agreements, which is a percentage of the advisory fees, will also benefit from the fund-level fee rate and the complex-level fee rate based on managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, while the fee rate in the Target Fund Sub-Advisory Agreements does not include breakpoints and is comprised of a Fund-level fee rate based on average weekly net assets including preferred shares. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Target Fund Sub-Advisory Agreements.

Before approving the New Target Fund Sub-Advisory Agreements, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and Nuveen Asset Management and the terms of the New Target Fund Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the New Target Fund Sub-Advisory Agreements are fair and in the best interests of each Target Fund’s shareholders and recommended that each Target Fund’s shareholders approve the New Target Fund Sub-Advisory Agreements. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services.    The Board considered information about the nature, quality and extent of the services to be provided to each Target Fund under the New Target Fund Sub-Advisory Agreements. The Board considered that the advisory services to be provided by each Target Fund Sub-Adviser to each Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to each Target Fund under the applicable Target Fund Sub-Advisory Agreement. The Board noted that both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. The Board further noted that both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management.    The Board considered that under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Funds. The Board noted that the rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements.

Investment Performance of the Target Funds.    The Board considered the Target Funds’ performance and discount history. The Board considered whether the Target Funds may benefit from the continuity of management and services to be provided under the New Target Fund Sub-Advisory Agreements. The Board considered how the continuity of services provided by Nuveen Fund Advisors and Nuveen Asset Management might minimize each Target Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management.    In evaluating the benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to each Target Fund and will continue in those capacities under the New Target Fund Sub-Advisory Agreements. The Board considered that each service provided to the Target Funds by Nuveen Fund Advisors and Nuveen Asset Management is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the New Target Fund Sub-Advisory Agreements was in the interest of the respective Target Fund and its shareholders.

Interim Target Fund Sub-Advisory Agreements.    The Board considered that, in the event the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers and shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser

(each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the Meeting, the Board of each Target Fund, which is comprised entirely of Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Funds after the TIAA-CREF Transaction, in the event the TIAA-CREF Transaction takes place before the closing of the Mergers. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions. The Board considered that each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction, the Closing Date of the Mergers or when shareholders of a Target Fund approve that Fund’s New Target Fund Sub-Advisory Agreements. The Board noted that, pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. The Board also noted that if shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. The Board further noted that if shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Board of such Target Fund will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

ANNUAL MEETING PROPOSAL

PROPOSAL 1: ELECTION OF BOARD MEMBERS

At the Annual Meeting, shareholders of each Target Fund will be asked to elect the nominees listed below as members of that Fund’s Board (“First American Director Nominees”). Each First American Director Nominee (“Current Director” or “Board Member”) is currently an Independent Board Member. Each Target Fund’s preferred shareholders are entitled to elect two of the Fund’s Board Members, and the remaining three directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for Board Members to be elected by each Target Fund’s preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. John P. Kayser, Richard K. Riederer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Target Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of the individuals named below as Board Members of the Target Funds unless such authority has been withheld in the proxy.

Biographical information regarding each nominee as of [—], 2014 is set forth below. Each nominee currently serves as a Board Member of each Target Fund and the Acquiring Fund and also serves as a director of the other closed-end and open-end investment companies managed by USBAM (the “First American Fund Complex”). The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329.

Board Nominees/Board Members

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Roger A. Gibson (1946)	Director	Mr. Gibson has served as a Board Member of Minnesota Municipal Income since August 1998 and Minnesota Municipal Income II since its inception.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Board Member, First American Fund Complex since 1997.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
John P. Kayser (1949)	Director	Mr. Kayser has served as a Board Member of each of the Target Funds since October 2006.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Leonard W. Kedrowski (1941)	Chair; Director	Mr. Kedrowski has served as Chair of each of the Target Funds since January 2011 and as a Board Member of Minnesota Municipal Income since August 1998 and Minnesota Municipal Income II since its inception.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a website development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Richard K. Riederer (1944)	Director	Mr. Riederer has served as a Board Member of Minnesota Municipal Income since August 2001 and Minnesota Municipal Income II since its inception.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

James M. Wade (1943)	Director	Mr. Wade has served as a Board Member of Minnesota Municipal Income since August 2001 and Minnesota Municipal Income II since its inception.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders or, if earlier, until his death, resignation, removal or disqualification.
(2)	Includes only board memberships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act. Nuveen Minnesota Municipal Income Fund (or the Acquiring Fund) was formed for the purpose of consummating the Mergers. As a condition to closing the Mergers, each current Board Member will resign, and the Nuveen Board Members shall be elected.

There were eight meetings of the Board during the fiscal year ended August 31, 2013. During the fiscal year, each of the Board Members standing for re-election attended at least 75% of all meetings of the Board and of committees of which he was a regular member that were held while he was serving on the Board or on such committee.

Board Leadership Structure

The Board is responsible for overseeing generally the operation of each Target Fund. The Board has approved the USBAM Advisory Agreements, the Target Fund Sub-Advisory Agreements, as well as other contracts with USBAM, its affiliates, and other service providers.

As noted above, the Board consists entirely of Independent Board Members. The Board Members also serve as directors of the other funds in the First American Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the First American Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Target Funds’ counsel and auditors, counsel to the Independent Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Target Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of each Target Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management of the Target Funds currently resides with USBAM and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Target Funds’ Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Target Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Target Funds or USBAM, its affiliates or other service providers.

Standing Committees

The Board currently has two standing committees: an Audit Committee and a Governance Committee.

Audit Committee.    The purposes of the Audit Committee are (1) to oversee the Target Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Target Funds’ financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Target Funds; (4) to assist Board oversight of the Target Funds’ compliance with legal and regulatory requirements; and (5) to act as a liaison between the Target Funds’ independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. A copy of this charter is attached hereto as Appendix G. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kayser, Mr. Kedrowski and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2013.

Governance Committee.    The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, Board Member education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended August 31, 2013. The Governance Committee Charter is attached hereto as Appendix H.

Selection of Board Member Nominees

The Governance Committee will consider shareholder recommendations for Board Member nominees in connection with each annual shareholders meeting of the Target Funds and any special shareholders meeting that is called for the purpose of electing Board Members. There are no differences in the manner in which the Governance Committee evaluates nominees for Board membership based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Board Member nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Riederer), in either case at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Target Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Target Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

The Board currently is composed entirely of persons who are not “interested persons” as defined in the 1940 Act. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the indirect parent company of USBAM) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Target Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific, minimum qualifications that it believes must be met by a Board Member nominee. In evaluating Board Member nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is “independent” within the meaning of applicable stock exchange listing standards and is not an “interested person” as defined in the 1940 Act; and whether the individual is “financially literate” or would be deemed an “audit committee financial expert” within the meaning of such listing standards and applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Target Fund management, and by executive search firms that the committee may engage from time to time.

Before the Governance Committee decides to nominate an individual as a Board Member, committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a board member of a registered investment company.

Shareholder Communications with Board Members

Shareholders of the Target Funds can communicate directly with the Board by writing to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Board Member Attendance at Shareholder Meetings

The Board encourages Board Members to attend annual shareholder meetings of the Target Funds in person or by telephone. Except for Mr. Wade, all of the Board Members standing for re-election attended the Target Funds’ most recent annual shareholder meeting either in person or telephonically.

Board Member Qualifications

The Board has determined that each of its Board Members should continue to serve as such based on several factors (none of which alone is decisive). Each Board Member has served in his role as Board Member of the Target Funds since the dates noted in the table above. Because of this experience, each Board Member is knowledgeable regarding the Target Funds’ business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of other funds in the First American Fund Complex, as indicated in the “Board Nominees/Board Members” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Target Funds and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Board Member, which in each case contributed to the Board’s conclusion that the Board Member should serve (or continue to serve) as Board Member of the Target Funds, is provided in the “Board Nominees/Board Members” table above.

Board Member Compensation

The First American Fund Complex currently pays Board Members who are not paid employees or affiliates of any fund in the First American Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

Board Members also receive $3,500 per day when traveling out of town on First American Fund Complex business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the First American Fund Complex. If the Mergers are consummated, amounts for compensation and reimbursements will be allocated one-half to the open-end funds and one-half to the closed-end funds in the First American Fund Complex, and further allocated among the closed-end funds pro rata by assets.

The following table sets forth the compensation received by each Board Member standing for re-election from each Target Fund for its most recent fiscal year, as well as the total compensation received by each such Board Member from the First American Fund Complex for the fiscal year ended August 31, 2013.

Name of Board Member	Minnesota Municipal Income	Minnesota Municipal Income II	Total Compensation from First American Fund Complex Paid to Board Members(1)
Roger A. Gibson	$12,500	$12,500	$162,500
John P. Kayser	11,429	11,429	148,571
Leonard W. Kedrowski	18,929	18,929	246,071
Richard K. Riederer	11,429	11,429	148,571
James M. Wade	12,500	12,500	162,500

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end investment companies, totaling 14 funds, managed by USBAM, including the Target Funds. Total compensation reflected does not include the portion of the annual retainer and any additional annual retainer attributable to one of the open-end funds, which is paid to Board Members by USBAM.

Board Member Shareholdings

The following table discloses the dollar range of equity securities beneficially owned by each Board Member standing for re-election (i) in the Target Funds and (ii) on an aggregate basis in any of the funds in the First American Fund Complex.

Name of Board Member	Dollar Range of Equity Securities in Minnesota Municipal Income (1)	Dollar Range of Equity Securities in Minnesota Municipal Income II (1)	Aggregate Dollar Range of Equity Securities in the First American Fund Complex(1)
Roger A. Gibson	None	None	$10,001-$50,000
John P. Kayser	None	None	$10,001-$50,000
Leonard W. Kedrowski	None	$1-$10,000	Over $100,000
Richard K. Riederer	None	None	None
James M. Wade	None	None	$1-$10,000

(1)	The dollar range disclosed is based on the value of the securities as of March 31, 2014.

No Board Member/nominee who is not an interested person of the Target Funds or his immediate family member owns beneficially or of record, any security of USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

To the knowledge of the Target Funds, as of March 31, 2014, the officers and Board Members of each Target Fund as a group beneficially owned less than 1% of the outstanding shares of each Target Fund.

Officers of the Target Funds

Officers of the Target Funds are elected by the Board annually. Officers of each Target Fund may be removed by the Board, with or without cause, and officers may resign in the manner provided in the by-laws. Information relating to the current officers of the Target Funds is set forth in Appendix J to this Joint Proxy Statement/Prospectus.

Board Recommendation; Required Vote

The Board of each Target Fund recommends that shareholders of the Target Fund vote in favor of all First American Director Nominees to serve as Board Members for the Fund.

For each Target Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the Annual Meeting is sufficient for the election of each nominee. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the Annual Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes, if any, will have no effect on the proposal to elect the nominees. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Audit Committee Report

The Audit Committee and the Board of each Target Fund have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Target Funds’ independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is Target Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Target Funds’ financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Target Fund management represented to the Audit Committee that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 16.

The Target Funds’ independent registered public accounting firm also provided to the Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that, with respect to each Target Fund, the audited financial statements for the Target Fund’s most recent fiscal year be included in the Target Fund’s Annual Report for that fiscal year filed with the SEC.

Members of the Audit Committee Roger A. Gibson, Chair John P. Kayser Leonard W. Kedrowski Richard K. Riederer James M. Wade

Fees Paid to Ernst & Young

Audit Fees.     Ernst & Young’s fees for professional services rendered for the audit of each Target Fund’s annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Target Funds’ Annual Reports on Form N-CSR.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$47,775	$47,038
Minnesota Municipal Income II	$47,775	$47,038

Audit-Related Fees.    Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$2,813	$2,481
Minnesota Municipal Income II	$2,813	$2,481

Tax Fees.    Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$6,381	$6,743
Minnesota Municipal Income II	$6,381	$6,743

All Other Fees.    There were no fees billed by Ernst & Young for other services during each Target Fund’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by Ernst & Young to each of the Target Funds and the First American Fund Complex entities controlling, controlled by or under common control with USBAM that provide ongoing services to the Target Funds for the two most recently completed fiscal years are set forth in the following table.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$36,381	$217,000
Minnesota Municipal Income II	$36,381	$217,000

Audit Committee Pre-Approval Policies

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Target Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to USBAM, U.S. Bank, and any other entity under common control with USBAM that provides ongoing services to the Target Funds, but only if those services relate directly to the operations and financial reporting of the Target Funds. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures. None of the services rendered by Ernst & Young to each Fund or USBAM, U.S. Bank, and any other entity under common control with USBAM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of April 30, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Minnesota Municipal Income:
Common shares	10,000,000	—	4,146,743
Preferred Shares	1,000,000	—	311
Minnesota Municipal Income II:
Common shares	200,000,000	—	1,472,506
Preferred Shares	1,000,000	—	130
Acquiring Fund:
Common shares	Unlimited	—	[—]
Preferred Shares	Unlimited	—	441

The common shares of Minnesota Municipal Income and Minnesota Municipal Income II are listed and trade on the NYSE MKT under the ticker symbols MXA and MXN, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol [—].

Shareholders of the Acquiring Fund and the Target Funds

As of March 31, 2014, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before May 2, 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of             , 2014.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma of Acquiring Fund
Minnesota Municipal Income—Common shares
Minnesota Municipal Income—Preferred shares	Bank of America Corporation* Bank of America Corporate Center 100 N. Tryon St. Charlotte, NC 28255	311	100%
Minnesota Municipal Income II—Common shares
Minnesota Municipal Income II—Preferred shares	Bank of America Corporation* Bank of America Corporate Center 100 N. Tryon St. Charlotte, NC 28255	130	100%
Acquiring Fund—Common shares
Acquiring Fund—Preferred shares

*	Banc of America Preferred Funding Corporation (“BAPFC”) and Blue Ridge Investments, L.L.C. (“Blue Ridge”) are each an indirect wholly-owned subsidiary of Bank of America Corporation (“BAC”). BAPFC individually owns 123 shares and 129 VMTP Shares, respectively, of Minnesota Municipal Income and Minnesota Municipal Income II. Blue Ridge individually owns 188 shares and one VMTP Share(s), respectively, of Minnesota Municipal Income and Minnesota Municipal Income II.

Expenses of Proxy Solicitation

Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Minnesota Municipal Income and Minnesota Municipal Income II incurred $[—] and $[—], respectively, in connection with its 2013 annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts. Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen or by dealers and their representatives.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Target Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Target Funds, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than [—]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Target Fund’s by-laws, submit such written notice to the respective Target Fund not later than [—]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If the Mergers are consummated, the Target Funds will cease to exist and will not hold their 2015 annual meetings. If the Mergers are not approved or are not consummated, each Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in [—] 2015.

If the Mergers are consummated, shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2015 annual meeting of shareholders, expected to be held in [June] 2015. In that event, to be considered for presentation at the 2015 annual meeting of shareholders of the Acquiring Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Acquiring Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [—]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund not later than [—]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Target Fund shareholders who want to communicate with the Board or any individual Board Member should write to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. The letter should indicate that you are a Target Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Fiscal Year

In May 2014, the Board of each Target Fund approved changing the fiscal year end of each Target Fund to June 30. Prior to this change, the fiscal year end of each Target Fund was August 31. The fiscal year end for the Acquiring Fund is [—].

Appointment of the Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Target Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Target Fund that it has no direct or indirect material financial interest in the Target Funds, Nuveen Investments, USBAM, Nuveen Fund Advisors, Nuveen Asset Management or any other investment company sponsored by Nuveen or USBAM.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Target Fund records and other information, the Target Funds believe that all SEC filing requirements with respect to the Target Funds applicable to their Board Members and officers, USBAM and companies affiliated with USBAM, pursuant to Section 16(a) of the Exchange Act, with respect to each Target Fund’s fiscal year end were satisfied.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Target Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or by calling (800) 677-3863.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Voting Information

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If your Target Fund receives your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with the recommendation of your Target Fund’s Board with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meetings and any adjournment(s) or postponement(s) thereof.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy your Target Fund receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meetings, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. If you vote by telephone or over the Internet, please do not return your proxy card, unless you later elect to change your vote. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meetings and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to your Target Fund at the above address prior to the date of the Meetings. However, attendance in person at a Meeting, by itself, will not revoke a previously tendered proxy.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Meetings will be available at the offices of the Target Funds, 800 Nicollet Mall, Minneapolis, Minnesota 55402, for inspection by any shareholder of the Target Funds during regular business hours for ten days prior to the date of the Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Meetings if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters.

For each Target Fund, the persons named as proxies may propose one or more adjournments of a Meeting for the Target Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn a Meeting, the following factors may be considered, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholder with respect to the reasons for the further solicitation. Any adjournment of a Meeting will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at such Meeting or any adjournment or postponement thereof.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on such proposals other than the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Richard J. Ertel

Secretary

First American Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this             day of             , 2014 by and among Nuveen Minnesota Municipal Income Fund (the “Acquiring Fund”), a newly created business trust formed under the laws of Massachusetts, First American Minnesota Municipal Income Fund II, Inc. and Minnesota Municipal Income Portfolio Inc. (each, a “Target Fund” and, collectively, the “Target Funds”), each a Minnesota corporation, NMMIF Merger Sub, LLC (“Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund and, for purposes of Section 9.1 of the Agreement only, Nuveen Fund Advisors, LLC, a sub-adviser to the Target Funds (“Nuveen Fund Advisors”). The Acquiring Fund and Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of each Target Fund will consist of the merger of the Target Fund with and into Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of shares of common stock of the Target Fund, newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and (ii) with respect to holders of Variable Rate MuniFund Term Preferred Shares, Series 2017 (“VMTP Shares”) of the Target Fund, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and together with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, Section 302A.651 of the Minnesota Business Corporation Act, Minn. Stat. ch. 302A, §302A.011, et seq. (“MN Act”), authorizes the merger of a Minnesota corporation with a foreign limited liability company and Section 59 of the Massachusetts Limited Liability Company Act, M.G.L. ch. 156C, §1, et seq. (“MA Act”), authorizes the merger of a Massachusetts limited liability company with a foreign corporation;

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund Parties currently have no assets and have carried on no business activities prior to the date first shown above and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with the MN Act and the MA Act, at the Effective Time (as defined in Section 1.1(e)), each Target Fund shall be merged with and into Merger Sub, the separate corporate existence of each Target Fund shall cease and Merger Sub shall be the surviving company in the Mergers (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of Merger Sub shall continue unaffected and unimpaired by the Mergers and, as the Surviving Company, it shall be governed by the MA Act.

(a)        At the Effective Time, as a result of the Mergers and without any action on the part of the holder of any shares of any Target Fund:

(i)        Each share of common stock of a Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Common Shares” and together with the Target Fund VMTP Shares, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.3); and

(ii)        Each VMTP Share of a Target Fund issued and outstanding immediately prior to the Effective Time (less any VMTP Shares with respect to which dissenters’ rights have been properly exercised under Minnesota law (“Dissenters’ Rights”)) shall, by virtue of the Merger and without any action on the part of the holder thereof be converted into the same number of Acquiring Fund VMTP Shares having (a) substantially identical terms to such Target Fund VMTP Shares as of the Closing Date (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares; and

(iii)        The membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, Merger Sub shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of each Target Fund, and all of the assets and property of whatever kind and character of each Target Fund shall vest in Merger Sub without further act or deed. Thereafter, Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of each Target Fund, and any claim or judgment against a Target Fund may be enforced against Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Funds based on (i) with respect to holders of Target Fund Common Shares, their respective holdings of Target Fund Common Shares as of the Valuation Time (as defined in Section 2.1) and (ii) with respect to holders of Target Fund VMTP Shares, unless a holder has properly exercised Dissenters’ Rights, the number of Target Fund VMTP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Mergers. All Acquiring Fund Shares to be issued pursuant to the Mergers shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Mergers to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the Commonwealth of Massachusetts in accordance with the MA Act and articles of merger (the “Articles of Merger”) with the Secretary of State of the State of Minnesota in accordance with the MN Act. Each Merger shall become effective at such time as the Certificate of Merger and Articles of Merger are duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Funds shall agree and specify in the Certificate of Merger and Articles of Merger (the “Effective Time”).

(f)        Each Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Funds’ assets are aggregated, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Directors of such Target Fund (each, a “Target Fund Board”) or the adviser or sub-advisers to the Target Funds, such disposition would adversely affect the status of its Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, Merger Sub shall be dissolved and the Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will distribute to the Acquiring Fund, which will be the sole member of Merger Sub at such time, all of the assets of Merger Sub in complete liquidation of its interest in Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub on the date hereof.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in each Merger, Minnesota Municipal Income Portfolio Inc. shall be deemed the survivor solely for accounting and performance purposes.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing Target Fund VMTP Shares up to and including the day before the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund VMTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time, each Target Fund shall declare all accumulated but unpaid dividends on its Target Fund VMTP Shares up to and including the day before the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such Target Fund VMTP Shares were exchanged to the holder thereof on the day immediately preceding the Closing Date. Prior to the Closing, each Target Fund shall establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on its Target Fund VMTP Shares to be held solely for the benefit of such Target Fund VMTP Shares as of the record date for such dividend.

1.5        INITIAL SHAREHOLDER APPROVALS.    Immediately prior to the Effective Time, Nuveen Fund Advisors will acquire one Acquiring Fund Share at the net asset value set forth in Section 2.2 and, as the sole shareholder of the Acquiring Fund, shall (a) approve the advisory agreement with Nuveen Fund Advisors with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus (as defined in Section 8.6), (b) approve the subadvisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“NAM”) with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus, (c) approve an advisory agreement with Nuveen Fund Advisors and a subadvisory agreement with NAM in connection with a change of control, (d) elect the Trustees of the Acquiring Fund and (e) approve any other matter for which shareholder approval is required.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.8        BOOKS AND RECORDS.    Each Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York

Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Target Fund or such valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Target Fund Board and Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”)). The value of each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share at the Valuation Time shall be set in an amount equal to shall be the net asset value per common share of Minnesota Municipal Income Portfolio Inc. computed as of the Valuation Time, using the valuation procedures of Minnesota Municipal Income Portfolio Inc. or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and Acquiring Fund Board). The value of Minnesota Municipal Income Portfolio Inc.’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of Minnesota Municipal Income Portfolio Inc.

2.3        COMMON SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Common Share of each Target Fund outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per common share of such Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund Shareholders of common stock in each Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Common Shares held by shareholders of such Target Fund as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, shareholders of such Target Fund Common Shares will receive cash. In the event Target Fund Shareholders of common stock would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Target Fund are listed or another exchange on which the portfolio securities of a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Target Fund are listed or elsewhere, the Valuation Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Target Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to all Funds in order for the closing of any Merger to take place. The closing of each Merger (each, a “Closing” and, collectively, the “Closings”) shall occur on             , or such later date not to exceed sixty (60) days following the satisfaction or waiver of all Closing conditions, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. Each Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of common shares and VMTP Shares of such Target Fund outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and VMTP Shares of such Target Fund and the number and percentage ownership of outstanding common shares and VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and to deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of such Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Funds shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or Merger Sub may reasonably deem necessary or desirable in order to ultimately vest and confirm Merger Sub’s title to and possession of all of the assets of the Target Funds and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Merger as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“VMTP Statement”), By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of August 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2013, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Target Fund as of February 28, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2014, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 28, 2014, whether or not incurred in the ordinary course of business.

(i)        As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been or will be made in accordance with the applicable provisions of the 1940 Act.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        The authorized capital of Minnesota Municipal Income Portfolio Inc. consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share and the authorized capital of First American Minnesota Municipal Income Fund II Inc. consists of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)        Except as previously disclosed to the Acquiring Fund in writing, the minute books and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Board and committees of the Target Fund Board. The records of the Target Fund contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by the Target Fund Shareholders immediately prior to the Closing and such records are accurate as of the Closing.

(p)        The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(q)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, any Proxy Materials (as defined in Section 5.5) or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(r)        The Target Fund has complied, and is in compliance, in all material respects, with its investment policies and restrictions currently in effect.

(s)        No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(t)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has [no outstanding shares/an outstanding share], [no] options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund immediately prior to the Closing.

(h)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(j)        The information to be furnished by the Acquiring Fund and Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(k)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and Merger Sub with respect to the Acquiring Fund and Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, any Proxy Materials (as defined in Section 5.5) or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(m)        The Acquiring Fund (i) has filed an election to be treated as an association taxable as a corporation for federal income tax purposes for its taxable year that will include the Closing Date, (ii) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(o)        All of the issued and outstanding membership interests in Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into membership interests or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of Merger Sub.

(p)        Since the date of its organization, Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the Closing Date, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)        The Acquiring Fund has no assets, and will have no assets as of the Closing Date other than as necessary to issue one share to the initial shareholder, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), 1.4 and 8.5, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to holders of Target Fund Common Shares (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds, the Acquiring Fund or Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

7.3        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of such Target Fund.

7.4        The Target Funds shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        All contracts of each Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation, VMTP Statement and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). Prior to the Closing each Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend.

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive joint proxy statement/prospectus as filed with the Commission (the “Joint Proxy Statement/Prospectus”).

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Joint Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from K&L Gates LLP dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota and to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, each Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, VMTP Statement or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Articles of Incorporation, VMTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the State of Minnesota, K&L Gates LLP may rely on the opinion of Dorsey & Whitney LLP.

8.8        With respect to each Merger, the Funds participating in such Merger shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or Merger Sub upon the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged for such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged for such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets in the hands of Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Target Fund preferred shareholders who elect Dissenters’ Rights, (2) the effect of the mergers on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may request of the Funds and Merger Sub and each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VMTP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of K&L Gates LLP with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Fitch, Inc. or any other rating agency then rating the VMTP Shares, that the Acquiring Fund VMTP Shares to be issued in each Merger will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Target Fund VMTP Shares exchanged therefor.

8.10        For the avoidance of doubt, each Merger is contingent on the consummation of each other Merger, and no Closing will take effect unless the conditions precedent for each Merger have been satisfied or waived.

ARTICLE IX

EXPENSES

9.1        Each Target Fund will bear that portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, Proxy Materials, the solicitation of proxy votes and the costs of holding the meetings of such Target Fund up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. The expenses incurred in connection with the Mergers (whether or not the Mergers are consummated) and the liquidation and dissolution described in Section 1.2 in excess of that amount will be borne by Nuveen Fund Advisors or its affiliates. Merger, liquidation and dissolution expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. For the purposes of this section, Merger, liquidation and dissolution costs do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or a Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or a Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Target Fund Board, any Target Fund, the Acquiring Fund, Merger Sub, the adviser to the Acquiring Fund or any Target Fund, the sub-adviser to the Acquiring Fund or any Target Fund, or any officers of such Funds or Merger Sub or such advisers and sub-advisers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Target Funds called by each Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board, and signed by authorized officers of the Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

By:
Name:
Title:

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

By:
Name:
Title:

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

By:
Name:
Title:

NMMIF MERGER SUB, LLC

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

Schedule 7.5

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

•	Administration Agreement between Minnesota Municipal Income Portfolio Inc. and U.S. Bancorp Asset Management, Inc. dated July 1, 2005

•	Sub-Administration Agreement between FAF Advisors, Inc. and State Street Bank and Trust Company dated December 15, 2006

•	Sub-Administration Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Custodian Agreement, as amended, between Minnesota Municipal Income Portfolio Inc. and U.S. Bank National Association dated October 1, 1999

•	Investment Advisory and Management Agreement, as amended, between Minnesota Municipal Income Portfolio Inc. and U.S. Bank National Association dated August 10, 1998

•	Assignment and Assumption Agreement among Minnesota Municipal Income Portfolio Inc., U.S. Bank National Association and U.S. Bancorp Piper Jaffray Asset Management, Inc. dated May 2, 2001

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC dated January 1, 2011

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Master Fund Accounting Services Agreement between Minnesota Municipal Income Portfolio Inc. and State Street Bank and Trust Company dated October 3, 2005

•	Paying Agent Agreement between U.S Bank National Association and The Bank of New York dated January 1, 2000

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among U.S. Bancorp Asset Management Closed-End Investment Companies (including Minnesota Municipal Income Portfolio, Inc.), EquiServe Inc. and EquiServe Trust Company, N.A. dated October 1, 2002

•	VMTP Purchase Agreement among Minnesota Municipal Income Portfolio Inc., Banc of America Preferred Funding Corporation and Blue Ridge Investments, LLC dated April 1, 2014

•	Remarketing Agreement, as amended, among Minnesota Municipal Income Portfolio Inc., Piper Capital Management Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated August 23, 1993

•	Assignment and Assumption Agreement between Piper Capital Management Incorporated and U.S. Bank National Association dated August 10, 1998

•	ISDA Master Agreement, as amended, between Goldman Sachs International and Minnesota Municipal Income Portfolio Inc. dated October 1, 2010

•	Account Control Agreement, as amended, among Goldman Sachs International, Minnesota Municipal Income Portfolio Inc. and U.S. Bank National Association dated October 1, 2010

•	Assignment and Assumption Agreement among FAF Advisors, Inc., Nuveen Asset Management and Nuveen Asset Management, LLC dated December 31, 2010

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

•	Administration Agreement between First American Minnesota Municipal Income Fund II, Inc. and U.S. Bancorp Asset Management, Inc. dated July 1, 2005

•	Sub-Administration Agreement between FAF Advisors, Inc. and State Street Bank and Trust Company dated December 15, 2006

•	Sub-Administration Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc., Inc. dated January 1, 2011

•	Custodian Agreement, as amended, between First American Minnesota Municipal Income Fund II, Inc. and U.S. Bank National Association dated November 4, 2002

•	Investment Advisory and Management Agreement, as amended, between First American Minnesota Municipal Income Fund II, Inc. and U.S. Bancorp Asset Management, Inc. dated October 30, 2002

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC dated January 1, 2011

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Master Fund Accounting Services Agreement between First American Minnesota Municipal Income Fund II, Inc. and State Street Bank and Trust Company dated October 3, 2005

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among U.S. Bancorp Asset Management Closed-End Investment Companies (including First American Minnesota Municipal Income Fund II, Inc.,), EquiServe Inc. and EquiServe Trust Company, N.A. dated October 1, 2002

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among First American Minnesota Municipal Income Fund II, Inc., EquiServe Inc. and EquiServe Trust Company, N.A. dated November 1, 2002

•	VMTP Purchase Agreement among First American Minnesota Municipal Income Fund II, Inc., Banc of America Preferred Funding Corporation and Blue Ridge Investments, LLC dated April 1, 2014

•	ISDA Master Agreement, as amended, between Goldman Sachs International and First American Minnesota Municipal Income Fund II, Inc. dated October 1, 2010

•	Account Control Agreement, as amended, among Goldman Sachs International, First American Minnesota Municipal Income Fund II, Inc., and U.S. Bank National Association dated October 1, 2010

•	Assignment and Assumption Agreement among FAF Advisors, Inc., Nuveen Asset Management and Nuveen Asset Management, LLC dated December 31, 2010

APPENDIX B

DATES RELATING TO TARGET FUND SUB-ADVISORY AGREEMENTS

Target Fund	Target Fund Sub-Adviser	Date of Target Fund Sub-Advisory Agreement	Date Target Fund Sub-Advisory Agreement Last Approved by Shareholders	Date Target Fund Sub-Advisory Agreement Last Approved For Continuance by Board
Minnesota Municipal Income	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17-18, 2013
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17-18, 2013

Minnesota Municipal Income II	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17-18, 2013
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17-18, 2013

B-1

APPENDIX C

TARGET FUND SUB-ADVISORY FEE RATES AND AGGREGATE TARGET FUND

SUB-ADVISORY FEES PAID

Target Fund	Fiscal Year End	Target Fund Sub-Adviser	Fee Rate Under Target Fund Sub-Advisory Agreement	Fees Paid to the Target Fund Sub-Adviser During Last Fiscal Year	Assets as of August 31, 2013*
Minnesota Municipal Income	August 31, 2013	Nuveen Fund Advisors	0.05% of average weekly net assets	$48,498	$90,200,247

	August 31, 2013	Nuveen Asset Management	0.25% of average weekly net assets	$242,488	$90,200,247

Minnesota Municipal Income II	August 31, 2013	Nuveen Fund Advisors	0.05% of average weekly net assets	$17,842	$32,816,748

	August 31, 2013	Nuveen Asset Management	0.25% of average weekly net assets	$89,211	$32,816,748

*	Assets includes the net assets of the Target Funds, including preferred shares

C-1

APPENDIX D

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY TARGET FUND SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AS THE TARGET FUNDS

NUVEEN FUND ADVISORS

Set forth in the following table are (i) other registered funds advised by Nuveen Fund Advisors with similar investment objectives to the Target Funds; (ii) the amount of assets managed by Nuveen Fund Advisors for those funds; and (iii) the fund-level advisory fee schedule. Nuveen Fund Advisors also receives a complex-level fee based on the fee schedule set forth above in the section “B. Synopsis—Comparison of the Acquiring Fund and Each Target Fund”, which is the same for all Nuveen Funds.

Fund	Net Assets as of April 30, 2014	Fund-Level Advisory Fee Schedule*
Nuveen Minnesota Intermediate Municipal Bond Fund	$245.9 million

0.3500% for the first $125 million

0.3375% for the next $125 million

0.3250% for the next $250 million

0.3125% for the next $500 million

0.3000% for the next $1 billion

0.2750% for assets over $2 billion

Nuveen Minnesota Municipal Bond	$202.0 million

0.3500% for the first $125 million

0.3375% for the next $125 million

0.3250% for the next $250 million

0.3125% for the next $500 million

0.3000% for the next $1 billion

0.2750% for assets over $2 billion

*	As a percentage of average daily net assets.

NUVEEN ASSET MANAGEMENT

Set forth in the following table are (i) other registered funds sub-advised by Nuveen Asset Management with similar investment objectives and policies to the Fund; and (ii) the sub-advisory fee rates, which are calculated as a percentage of the advisory fee paid to Nuveen Fund Advisors.

Fund	Percentage of Advisory Fees
Nuveen Minnesota Intermediate Municipal Bond Fund	[—]
Nuveen Minnesota Municipal Bond	[—]

D-1

APPENDIX E

INFORMATION REGARDING OFFICERS AND DIRECTORS OF TARGET FUND SUB-ADVISERS

NUVEEN FUND ADVISORS

The following table provides the names of the Directors and Principal Executive Officers of Nuveen Fund Advisors and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Fund Advisors listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Target Funds.

Name	Position(s) with Nuveen Fund Advisors
William Adams IV	Co-President
Thomas S. Schreier, Jr.	Co-President
Kevin J. McCarthy	Managing Director, Co-General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary
Joseph T. Castro	Managing Director, Chief Compliance Officer and UCITS Compliance Manager
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
Stuart J. Cohen	Managing Director and Assistant Secretary
John L. MacCarthy	Executive Vice President and Secretary
Margo L. Cook	Executive Vice President, Investment Services
Robert D. Luse	Executive Vice President
Stephen D. Foy	Senior Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A Satre	Senior Vice President and Assistant Secretary
Margaret Panopoulos	Vice President and UCITS Compliance Manager
Diane S. Meggs	Vice President

E-1

NUVEEN ASSET MANAGEMENT

The following table provides the names of the Directors and Principal Officers of Nuveen Asset Management and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Asset Management listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Target Funds.

Name	Position(s) with Nuveen Asset Management
William T. Huffman	President
Thomas S. Schreier, Jr.	Chairman
Kevin J. McCarthy	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary
Stuart J. Cohen	Managing Director, Associate General Counsel and Assistant Secretary
Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
John L. MacCarthy	Executive Vice President and Secretary
Robert D. Luse	Executive Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Mark Slevin	Senior Vice President
Diane S. Meggs	Vice President and Chief Compliance Officer

E-2

APPENDIX F

FORMS OF NEW TARGET FUND SUB-ADVISORY AGREEMENTS

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

[NAME OF FUND]

THIS AGREEMENT is made as of the              day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for [Name of Fund] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor.    The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care.    The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person

(a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.         Compensation.    In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.05% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses.    The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

7.        Services to Other Companies or Accounts.    The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until                 ,                 . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification.    (a)         The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure.    Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian.    The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties.    (a)        The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name.    The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:
Name:
Title:

Nuveen Fund Advisors, LLC

By:
Name:
Title:

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

[NAME OF FUND]

THIS AGREEMENT is made as of the             day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for [Name of Fund] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor.    The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting.    The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)—(iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.25% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until             ,        . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification.    (a)         The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a)        Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this

Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian.    The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties.    (a)        The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name.    The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

APPENDIX G

AUDIT COMMITTEE CHARTER

First American Funds

Audit Committee Charter

[As amended effective June 18, 2013]

1.        The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Funds;

(d)        to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Committee members, as needed, to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

[1]	A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[3]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including, the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice,, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Funds’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; (vi) to review any matters relating to the other information in documents containing the audited financial statements of the Funds; and (vii) to review the results of internal audits of areas that impact the Funds;

(c)        to prepare and deliver the audit committee reports required to be included in the closed-end Funds’ proxy statements;

(d)        to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g)        to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h)        at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (a) the extent to which the independent auditors intend to use the Funds’ internal auditors in the audit; (b) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (c) the detection of fraud or illegal acts; (d) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (e) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (f) any disagreements or difficulties with management; (g) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (h) any consultations by management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (i) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Funds’ financial reporting process;

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Funds by the auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Funds as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Funds’ back-up procedures and disaster recovery plans;

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the auditors; and

(s)        to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.        The Committee shall oversee the valuation of the securities held by the Funds as follows:

(a)        The Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors of the Funds, which may be amended by the Board (the “Valuation Procedures”). Pursuant to the Valuation Procedures, a committee (the “USBAM Valuation Committee”) comprised of representatives of U.S. Bancorp Asset Management, Inc. (“USBAM”) will determine the value of a security pursuant to the Valuation Procedures in the following circumstances:

(i)        Instances in which USBAM proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments;

(ii)        Instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and

(iii)        Instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of one or more of a Fund’s portfolio securities.

(b)        The Committee is responsible for reviewing any “fair value” determinations made by the USBAM Valuation Committee, in accordance with the Valuation Procedures. In addition, the Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by USBAM in accordance with the Valuation Procedures.

(c)        The Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Committee shall oversee the Funds’ Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The

Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Board of Directors of the Funds.

(d)        The Committee shall oversee the responsibility of USBAM to maintain adequate records when the Funds use “fair value” pricing.

5.        The Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the closed-end Funds’ annual and semi-annual financial statements. The Committee is empowered to hold special meetings, as circumstances require.

6.        The Committee shall regularly meet with the Treasurer of the Funds.

7.        The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

8.        The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

(a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)        have the authority and responsibility:

(i)        to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii)        to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii)        at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c)        have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

9.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

10.        The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

11.        The Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)        All critical accounting policies and practices to be used;

(2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

        (i)        Ramifications of the use of such alternative disclosures and treatments; and

        (ii)        The treatment preferred by the registered public accounting firm;

(3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

APPENDIX H

GOVERNANCE COMMITTEE CHARTER

FIRST AMERICAN FUNDS

GOVERNANCE COMMITTEE

CHARTER

(Effective June 18, 2013)

I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•

Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[4] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

[4]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs.

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•

Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•

As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Review annually adherence to the Board’s guideline that each Director maintain an ownership stake in the Funds.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “best practices” applicable to the FAF complex as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

APPENDIX I

NUVEEN BOARD MEMBERS

The following sets forth the individuals who will become Board Members of the Acquiring Fund and includes certain biographical information.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

APPENDIX J

OFFICERS OF THE FUNDS

Target Funds

The following table provides the current officers of the Target Funds and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Target Funds.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Joseph M. Ulrey III(1) 1958	President	Term: Annual Length of Service: Since 2011	Chief Executive Officer and President of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Eric J. Thole(1) 1972	Vice President	Term: Annual Length of Service: Since 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson 1965	Treasurer	Term: Annual Length of Service: Treasurer since 2011; Assistant Treasurer, 2005-2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Ruth M. Mayr(1) 1959	Chief Compliance Officer	Term: Annual Length of Service: Since 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn(1) 1959	Anti-Money Laundering Officer	Term: Annual Length of Service: Since 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel(1) 1967	Secretary	Term: Annual Length of Service: Secretary since 2011; Assistant Secretary, 2006-2010 and 2003-2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier 1973	Assistant Secretary	Term: Annual Length of Service: Since 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser

(1)	Messrs. Ulrey, Thole and Ertel and Mses. Mayr and Sinn are each officers of U.S. Bancorp Asset Management, Inc.
(2)	Information as of April 30, 2014.

Acquiring Fund

The following table provides the Nuveen personnel who are expected to become officers of the Acquiring Fund as of the Closing Date and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Officers will receive no compensation from the Acquiring Fund.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Cedric H. Antosiewicz 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.

Margo L. Cook 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

Lorna C. Ferguson 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.

Stephen D. Foy 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Scott S. Grace 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Walter M. Kelly 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.

Tina M. Lazar 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minneapolis 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Joel T. Slager 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (2008-2010).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of [—], 2014.

APPENDIX K

FINANCIAL HIGHLIGHTS

Acquiring Fund

As of the date of this Joint Proxy Statement/Prospectus, the Acquiring Fund has carried on no business activities and therefore has no prior financial performance.

Target Funds

The following financial highlights tables are intended to help you understand each Target Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Funds’ financial statements. The Target Funds’ annual financial statements as of August 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Target Funds’ information for the six-month period ended February 28, 2014 is unaudited. The Target Funds’ Annual and Semi-Annual Reports are available upon request.

Minnesota Municipal Income Portfolio Inc.

	Six-Month Period Ended 2/28/14(8)		Year Ended August 31,								Seven-Month Fiscal Period Ended August 31,	Year Ended January 31,
Per-Share Data	2014		2013	2012	2011	2010	2009	2008	2007	2006	2005	2005	2004
Net asset value, common shares, beginning of period	$14.25		$16.16	$14.56	$15.28	$13.39	$13.71	$14.18	$15.16	$15.51	$15.52	$15.57	$15.29

Operations:
Net investment income	0.45		0.90	0.90	0.88	0.92	0.90	0.90	0.93	0.90	0.56	0.93	0.97
Net realized and unrealized gain (losses) on investments and futures contracts	0.89		(1.90)	1.56	(0.71)	1.91	(0.22)	(0.32)	(0.88)	(0.21)	0.04	0.10	0.31
Distributions to preferred shareholders:
From net investment income	(0.00	)(5)	(0.02)	(0.02)	(0.03)	(0.03)	(0.11)	(0.21)	(0.24)	(0.22)	(0.07)	(0.08)	(0.06)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	(0.03)	(0.07)	(0.05)	0.00 (5)	0.00	0.00 (5)	0.00

Total from operations	1.34		(1.02)	2.44	0.14	2.80	0.54	0.30	(0.24)	0.47	0.53	0.95	1.22

Distributions to common shareholders:
From net investment income	(0.44)		(0.89)	(0.84)	(0.86)	(0.91)	(0.79)	(0.66)	(0.60)	(0.81)	(0.54)	(0.95)	(0.94)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	(0.07)	(0.11)	(0.14)	(0.01)	0.00	(0.05)	0.00

Total distributions to common shareholders	(0.44)		(0.89)	(0.84)	(0.86)	(0.91)	(0.86)	(0.77)	(0.74)	(0.82)	(0.54)	(1.00)	(0.94)

Net asset value, common shares, end of period	$15.15		$14.25	$16.16	$14.56	$15.28	$13.39	$13.71	$14.18	$15.16	$15.51	$15.52	$15.57

Market value, common shares, end of period	$17.11		$14.82	$17.52	$15.37	$15.70	$14.77	$13.10	$13.28	$14.80	$16.44	$16.21	$16.33

	Six-Month Period Ended 2/28/14(8)		Year Ended August 31,								Seven-Month Fiscal Period Ended August 31,		Year Ended January 31,
Per-Share Data	2014		2013	2012	2011	2010	2009	2008	2007	2006	2005		2005	2004
Selected Information
Total return, common shares, net asset value(1)	9.60	%(6)	(6.77)%	17.25%	1.30%	21.66%	4.85%	2.08%	(1.68)%	3.23%	3.49	%(6)	6.34%	8.18%
Total return, common shares, market value(2)	18.72	%(6)	(10.99)%	19.91%	3.73%	12.86%	20.92%	4.46%	(5.42)%	(5.02)%	4.90	%(6)	5.90%	11.36%
Net assets applicable to outstanding common shares at end of period (in millions)	$63		$59	$67	$60	$63	$56	$57	$59	$63	$64		$64	$65
Ratio of expenses to average weekly net assets applicable to oustanding common shares(3)	1.41	%(7)	1.35%	1.42%	1.46%	1.29%	1.42%	1.35%	1.25%	1.21%	1.18	%(7)	1.17%	1.19%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements(3)	6.15	%(7)	5.68%	5.82%	6.25%	6.46%	7.32%	6.37%	6.19%	5.96%	6.19	%(7)	6.08%	6.32%
Portfolio turnover rate	5%		11%	6%	10%	16%	16%	36%	31%	64%	14%		19%	34%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$31		$31	$31	$31	$31	$31	$31	$31	$31	$31		$31	$31
Asset coverage per remarketed preferred share (in thousands)(4)	$75		$73	$79	$74	$76	$70	$71	$72	$76	$77		$77	$77
Liquidation Preferance and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25	$25	$25	$25%	$25		$25	$25

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
(4)	Represents net assets applicable to oustanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
(5)	Amount rounds to less than $0.01 per share.
(6)	Total return has not been annualized.
(7)	Annualized.
(8)	Unaudited.

First American Minnesota Municipal Income Fund II, Inc.

	Six-Month Period Ended 2/28/14(8)		Year Ended August 31,								Seven-Month Fiscal Period Ended August 31,		Year Ended January 31,
Per-Share Data	2014		2013	2012	2011	2010	2009	2008	2007	2006	2005		2005		2004
Net asset value, common shares, beginning of period	$13.48		$15.84	$14.59	$15.08	$13.34	$13.78	$14.26	$15.06	$15.41	$15.19		$14.70		$14.56

Operations:
Net investment income	0.40		0.81	0.83	0.87	0.92	0.89	0.91	0.93	0.93	0.53		0.94		0.82
Net realized and unrealized gain (losses) on investments and futures contracts	0.93		(2.36)	1.25	(0.49)	1.72	(0.45)	(0.37)	(0.79)	(0.29)	0.25		0.47		0.39
Distributions to preferred shareholders:
From net investment income	(0.00	)(5)	(0.02)	(0.02)	(0.03)	(0.03)	(0.15)	(0.25)	(0.30)	(0.25)	(0.10)		(0.09)		(0.07)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	0.00	(0.05)	(0.01)	(0.01)	0.00		(0.00	)(5)	(0.00	)(5)

Total from operations	1.33		(1.57)	2.06	0.35	2.61	0.29	0.24	(0.17)	0.38	0.68		1.32		1.14

Distributions to common shareholders:
From net investment income	(0.38)		(0.77)	(0.81)	(0.84)	(0.87)	(0.73)	(0.64)	(0.62)	(0.69)	(0.46)		(0.79)		(0.80)
From net realized gain on investments	(0.09)		(0.02)	0.00	0.00	0.00	0.00	(0.08)	(0.01)	(0.04)	0.00		(0.04)		(0.03)

Total distributions to common shareholders	(0.47)		(0.79)	(0.81)	(0.84)	(0.87)	(0.73)	(0.72)	(0.63)	(0.73)	(0.46)		(0.83)		(0.83)

Offering costs and underwriting discounts associated with the issuance of preferred shares and common shares	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00		$(0.17)
Net asset value, common shares, end of period	$14.34		$13.48	$15.84	$14.59	$15.08	$13.34	$13.78	$14.26	$15.06	$15.41		$15.19		$14.70

Market value, common shares, end of period	$13.92		$13.46	$16.94	$15.15	$15.22	$14.13	$13.00	$13.25	$14.24	$15.06		$14.39		$14.60

Selected Information
Total return, common shares, net asset value(1)	10.16	%(6)	(10.44)%	14.49%	2.64%	20.20%	2.76%	1.74%	(1.22)%	2.65%	4.57	%(6)	9.36%		6.86%
Total return, common shares, market value(2)	7.01	%(6)	(16.60)%	17.43%	5.34%	14.22%	15.43%	3.64%	(2.73)%	(0.35)%	8.00	%(6)	4.66%		4.36%
Net assets applicable to outstanding common shares at end of period (in millions)	$21		$20	$23	$21	$22	$20	$20	$21	$22	$23		$22		$22
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements(3)	2.54	%(7)	2.31%	2.45%	2.25%	1.86%	2.09%	1.98%	1.85%	1.70%	1.67	%(7)	1.61%		1.99%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements(3)	2.54	%(7)	2.31%	2.45%	2.25%	1.86%	2.09%	1.90%	1.77%	1.62%	1.59	%(7)	1.53%		1.91%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements(3)	5.77	%(7)	5.27%	5.44%	6.18%	6.50%	7.25%	6.46%	6.12%	6.13%	5.95	%(7)	6.31%		5.87%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements(3)	5.77	%(7)	5.27%	5.44%	6.18%	6.50%	7.25%	6.54%	6.20%	6.21%	6.03	%(7)	6.39%		5.95%
Portfolio turnover rate	22%		24%	11%	15%	17%	17%	22%	24%	18%	7%		13%		22%
Net assets applicable to preferred shares, end of period (in millions)	$13		$13	$13	$13	$13	$13	$13	$13	$13	$13		$13		$13
Asset coverage per preferred share (in thousands)(4)	$66		$63	$70	$66	$68	$63	$64	$65	$68	$69		$68		$67
Liquidation Preferance and market value per preferred share (in thousands)	$25		$25	$25	$25	$25	$25	$25	$25	$25%	$25		$25		$25

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
(4)	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
(5)	Amount rounds to less than $0.01 per share.
(6)	Total return has not been annualized.
(7)	Annualized.
(8)	Unaudited.

First American Funds

P.O. Box 1330

Minneapolis, Minnesota 55440-1330

(800) 677-3863

www.firstamericanfunds.com

MXA0814

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 800 Nicollet Mall Minneapolis, Minnesota 55402 on [Date]

FUNDS

Minnesota Municipal Income Portfolio Inc.

First American Minnesota Municipal Income Fund II, Inc.

Please detach at perforation before mailing.

PROXY	FIRST AMERICAN CLOSED-END FUNDS	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund(s), held by the undersigned at the annual meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on [DATE], and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Annual Meeting and the Joint Proxy Statement/Prospectus is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800- -

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on [DATE]

The Joint Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Directors:

01. Not Applicable	02. John P. Kayser	03. Not Applicable
04. Richard K. Riederer	05. James M. Wade

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02. First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

To withhold authority to vote “FOR” any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the nominee number(s) on the line provided.

2.	To transact any other business properly brought before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[                    ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 800 Nicollet Mall Minneapolis, Minnesota 55402 on [Date]

FUNDS

Minnesota Municipal Income Portfolio Inc.

First American Minnesota Municipal Income Fund II, Inc.

Please detach at perforation before mailing.

PROXY	FIRST AMERICAN CLOSED-END FUNDS	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund(s), held by the undersigned at the special meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on [DATE], and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Special Meeting and the Joint Proxy Statement/Prospectus is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800- -

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholders Meeting to Be Held on [DATE]

The Joint Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” Proposals 1, 2.a and 2.b.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve an Agreement and Plan of Merger pursuant to which Minnesota Municipal Income Portfolio Inc. and First American Minnesota Municipal Income Fund II, Inc. (each, a “Target Fund”) will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

	FOR	AGAINST	ABSTAIN
01. Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02. First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

2.a	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, LLC.

	FOR	AGAINST	ABSTAIN
01. Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02. First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

2.b.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC.

	FOR	AGAINST	ABSTAIN
01. Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02. First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

3.	To transact any other business properly brought before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED MAY 16, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

MINNESOTA MUNICIPAL INCOME PORTFOLIO, INC. (MXA)

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. (MXN)

WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Minnesota Municipal Income Portfolio, Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II” and together with Minnesota Municipal Income, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger providing for the merger of each Target Fund with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (and cash being distributed in lieu of any fractional Acquiring Fund common shares) and newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus on Form N-14 filed with the Securities and Exchange Commission (the “SEC”) dated [—], 2014 relating to the proposed Merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 677-3863 by writing to the Target Funds at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or from the Target Funds’ website (http://www.firstamericanfunds.com). The information contained in, or that can be accessed through, the Target Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the SEC’s website (http://www.sec.gov). The Target Funds and Acquiring Fund are each referred to as a “Fund” and collectively as the “Funds” in this SAI. Each Fund’s Board of Directors or Board of Trustees is referred to as a “Board” and collectively as the “Boards” and each Director or Trustee as a “Board Member” in this SAI. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [—], 2014.

1

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives, policies and techniques of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board without the approval of shareholders.

The Acquiring Fund is a newly organized, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Target Funds are non-diversified closed-end management investment companies registered under the 1940 Act.

Background

As described in the Joint Proxy Statement/Prospectus, the Board of each Target Fund has approved the Merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund and unanimously recommends that shareholders approve the Mergers. Each Board has determined that the Merger proposed for its Target Fund would be in the best interests of that Fund. Except as noted below, each Target Fund has substantially the same investment objectives, strategies and risks.

Investment Objectives

The Acquiring Fund and the Target Funds have substantially similar investment objectives. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal and income taxes. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Minnesota Municipal Income’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital. Minnesota Municipal Income II’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Investment Policies and Strategies

The investment policies and strategies of the Target Funds and the Acquiring Fund are set forth in the Joint Proxy Statement/Prospectus. The Funds have substantially similar investment policies and strategies.

Each Fund has an 80% “names rule” policy that is fundamental for each Fund and may not be changed without shareholder approval. The Acquiring Fund will invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes. Minnesota Municipal Income will invest, under normal circumstances, at least 80% of the value of its net assets in securities that generate income that is exempt from both regular federal income tax and State of Minnesota personal income tax. Minnesota Municipal Income II will invest, under normal conditions, at least 80% of its assets (defined, for this purpose, to mean the Fund’s net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. Additionally, each Fund will invest in investment grade securities or securities of comparable quality, but may invest up to 20% of its total assets in municipal securities that are below investment grade.

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, inverse floaters or other derivative instruments.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Advisor”), the Acquiring Fund’s investment adviser, will be responsible for overseeing the Acquiring Fund’s overall investment strategy and its implementation, including the use of leverage. Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Advisor,” and together with Nuveen Fund Advisors, “Nuveen”), the Acquiring Fund’s sub-adviser, will be responsible for investing the Acquiring Fund’s Managed Assets. Nuveen Fund Advisors and Nuveen Asset Management are both subsidiaries of Nuveen Investments, Inc. (“Nuveen Investments”).

Acquiring Fund Strategies

As a fundamental policy, the Acquiring Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” and collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Fund Advisors and/or Nuveen Asset Management. Also, as a non-fundamental policy, the Acquiring Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of the Acquiring Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Acquiring Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Acquiring Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A hereto.

The Acquiring Fund will primarily invest in municipal securities with long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Acquiring Fund may be shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Acquiring Fund may invest directly.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Acquiring Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

The Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment objective and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and/or Minnesota income taxes and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Acquiring Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “ Federal Income Tax Matters.”

There is no assurance that the Acquiring Fund will achieve its investment objectives.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Minnesota income taxes (“Municipal Obligations”). Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and the ability of their issuers to make interest and principal payments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Acquiring Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

Municipal Leases and Certificates of Participation. Also included within the general category of Municipal Obligations described above are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future lease or installment purchase payments unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In the case of a “non-appropriation” lease, the Acquiring Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. In order to reduce this risk, the

Acquiring Fund will only purchase Municipal Lease Obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” below.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See the Joint Proxy Statement/Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Acquiring Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser and/or the Sub-Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service will agree with such counsel’s opinion in any particular case, there is a risk that the Acquiring Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Acquiring Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Acquiring Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Acquiring Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Acquiring Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Acquiring Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Acquiring Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Acquiring Fund may use these instruments if the Acquiring Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Acquiring Fund’s portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Acquiring Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Swap Transactions. The Acquiring Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Acquiring Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Acquiring Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Acquiring Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Sub-Adviser. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Acquiring Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Acquiring Fund’s position in a swap contract, the Acquiring Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Acquiring Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Acquiring Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Acquiring Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Acquiring Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Acquiring Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Acquiring Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Acquiring Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Acquiring Fund. Futures transactions also involve brokerage costs and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Acquiring Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Acquiring Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and Minnesota personal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the

U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)        Repurchase agreements, which involve purchases of debt instruments. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the Acquiring Fund are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the

Acquiring Fund may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Other Investment Policies and Techniques

Illiquid Securities. The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

Portfolio Trading and Turnover Rate. Portfolio trading may be undertaken to accomplish the investment objectives of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Acquiring Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 25%. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 25% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Acquiring Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements. As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Concentrate in Any One Industry

a.	Invest 25% or more of its total assets in securities of issuers in any one industry; provided however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Applies to: Minnesota Municipal Income

b.	Concentrate its investments in a particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Applies to: Minnesota Municipal Income II

c.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

Applies to: Acquiring Fund

2.	Issue Senior Securities/Borrow Money*

a.i	Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2)(a)(ii) below. The Fund’s collateral arrangements with respect to options, futures contracts, and options on futures contracts and collateral requirements with respect to initial and variation margin are not considered by the Fund to be the issuance of a senior security.

a.ii	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no purchases of investment securities will be made.

Applies to: Minnesota Municipal Income

b.	Borrow money or issue senior securities, except as permitted under the 1940 Act (including the issuance of preferred shares), as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Applies to: Minnesota Municipal Income II

c.i	Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.

c.ii	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

Applies to: Acquiring Fund

3.	Lending

a.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objectives and policies or the acquisition of securities subject to repurchase agreements.

Applies to: Minnesota Municipal Income

b.	Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Applies to: Minnesota Municipal Income II

c.	Make loans except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

Applies to: Acquiring Fund

4.	Act as Underwriter

a.	Underwrite any issue of securities, except to the extent that in connection with the purchase or disposition of portfolio securities in accordance with its investment objectives, policies and limitations or the sale of its own shares the Fund may be deemed to be an underwriter.

Applies to: Minnesota Municipal Income

b.	Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

Applies to: Minnesota Municipal Income II

c.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

Applies to: Acquiring Fund

5.	Purchase or Sell Real Estate

a.	Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

Applies to: Minnesota Municipal Income

b.	Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

Applies to: Minnesota Municipal Income II

c.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

Applies to: Acquiring Fund

6.	Purchase or Sell Commodities

a.	Purchase or sell commodities or commodities contracts, except for hedging purposes.

Applies to: Minnesota Municipal Income

b.	Purchase physical commodities or contracts relating to physical commodities.

Applies to: Minnesota Municipal Income II

c.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

Applies to: Acquiring Fund

The following fundamental policies apply only to Minnesota Municipal Income. The Acquiring Fund and Minnesota Municipal Income II do not have corresponding policies.

7.	Pledge Assets*

Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure borrowings permitted by subparagraph (2)(a)(ii) above (collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction).

8.	Make Short Sales

Make short sale of securities.

9.	Invest for Control

Invest for the purpose of exercising control over management of any company.

*	Certain references to subparagraphs have been modified for comparison purposes.

With respect to restriction 2, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. With respect to restriction 2, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. With respect to restriction 3, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Funds, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

In addition to the fundamental investment restrictions listed above, the Acquiring Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes. Under normal conditions Minnesota Municipal Income II will invest at least 80% of its “assets” (defined, for this purpose, to mean the Fund’s net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from both regular federal income tax and regular Minnesota personal income tax. Under normal circumstances, Minnesota Municipal Income will invest at least 80% of the value of its net assets in municipal securities that generate income that is exempt from both regular federal income tax and State of Minnesota personal income tax. Each Fund’s policy listed above relating to such Fund’s investment of at least 80% of its assets in municipal securities exempt from both regular federal and Minnesota personal income taxes is a fundamental policy.

In addition to the foregoing fundamental investment policies, the Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Acquiring Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser and/or Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Funds may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO TURNOVER

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 25% under normal circumstances.

For the fiscal years ended August 31, 2013 and August 31, 2012, the portfolio turnover rates of each Target Fund were as follows:

Fund	2013	2012
Minnesota Municipal Income	11%	6%
Minnesota Municipal Income II	24%	11%

No portfolio turnover rates are provided for the Acquiring Fund because it has not commenced investment operations as of the date of this SAI.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

First American Board

The Board of the Acquiring Fund is currently comprised of the same five Board Members as the Board of each Target Fund (the “First American Board”), each of whom is not an interested person (as the term “interested person” is defined in the 1940 Act) (an “Independent Board Member”) with respect to the Acquiring Fund or the Target Funds. Each Board Member also serves as a director of other closed-end and open-end investment companies that are managed by U.S. Bancorp Asset Management, Inc. (“USBAM”). Such other closed-end and open-end investment companies managed by USBAM are referred to herein as the “First American Fund Complex.” The Acquiring Fund is part of the Nuveen fund complex (“Nuveen Fund Complex”). As a condition to closing the Mergers, the current Board Members of the Acquiring Fund will resign as of the Closing Date and will be replaced by Board Members who currently serve as board members to funds in the Nuveen Fund Complex (the “Nuveen Board Members” and collectively, the “Nuveen Board”). See “Nuveen Board Members and Officers” below for information regarding the Nuveen Board Members and the structure of the Nuveen Board. The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The current Board Members of the Acquiring Fund do not serve as a director or trustee for any funds in the Nuveen Fund Complex other than the Acquiring Fund. The management of the Funds, including general supervision of the duties performed for the Funds under each Fund’s investment management agreement by the Fund’s investment adviser, is the responsibility of the Board of each Fund.

Set forth under “Annual Meeting Proposal: Proposal 1: The Election of Board Members” in the Joint Proxy Statement/Prospectus is the following additional information regarding the current Board Members of the Funds, and the structure of the Board:

•	The names and business addresses of the Board Members of the Funds and their principal occupations and other affiliations during the past five years;

•	Board Leadership Structure and Risk Oversight;

•	Board Standing Committees; and

•	Board Diversification and Board Member Qualifications.

Additionally, the names and business addresses of the officers of the Target Funds and the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth in Appendix E to the Joint Proxy Statement/Prospectus.

First American Board Member Compensation

The First American Fund Complex currently pays Board Members who are not paid employees or affiliates of any fund in the First American Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

Board Members also receive $3,500 per day when traveling out of town on First American Fund Complex business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the First American Fund Complex. If the Mergers are consummated, amounts for compensation and reimbursements will be allocated one-half to the open-end funds and one-half to the closed-end funds in the First American Fund Complex, and further allocated among the closed-end funds pro rata by assets.

The following table sets forth the compensation received by each Board Member from each Target Fund for its most recent fiscal year, as well as the total compensation received by each such Board Member from the First American Fund Complex for the fiscal year ended August 31, 2013.

Name of First American Board Member	Aggregate Compensation from Minnesota Municipal Income	Aggregate Compensation from Minnesota Municipal Income II	Total Compensation from First American Fund Complex Paid to Board Members(1)	Estimated Compensation from Acquiring Fund(2)
Roger A. Gibson	$12,500	$12,500	$162,500	N/A
John P. Kayser	11,429	11,429	148,571	N/A
Leonard W. Kedrowski	18,929	18,929	246,071	N/A
Richard K. Riederer	11,429	11,429	148,571	N/A
James M. Wade	12,500	12,500	162,500	N/A

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end funds, totaling 14 funds, managed by the USBAM, including the Target Funds. Total compensation does not include the portion of the annual retainer and any additional annual retainer attributable to one of the open-end funds, which is paid to Board Members by USBAM.
(2)	The current Board Members of the Acquiring Fund will not receive compensation from the Acquiring Fund because each current Board Member will resign as of the Closing Date and will be replaced by Nuveen Board Members.

First American Board Member Shareholdings

The following table discloses the dollar range of equity securities beneficially owned by each Board Member (i) in the Target Funds; (ii) on an aggregate basis in all funds in the First American Fund Complex and (iii) on an aggregate basis in all funds in the Nuveen Fund Complex as of December 31, 2013. Because the Acquiring Fund has not commenced investment operations as of the date of this SAI, no Board Member or officer holds shares of the Acquiring Fund.

Name of First American Board Member	Dollar Range of Equity Securities in Minnesota Municipal Income	Dollar Range of Equity Securities in Minnesota Municipal Income II	Aggregate Dollar Range of Equity Securities in the First American Fund Complex	Aggregate Dollar Range of Equity Securities in the Nuveen Fund Complex
Roger A. Gibson	None	None	$10,001-$50,000
John P. Kayser	None	None	$10,001-$50,000
Leonard W. Kedrowski	None	$1-$10,000	Over $100,000
Richard K. Riederer	None	None	None
James M. Wade	None	None	$1-$10,000

Nuveen Board Members and Officers

As a condition to closing the Mergers, the current Board Members of the Acquiring Fund will resign as of the Closing Date and will be replaced by the Nuveen Board Members, who currently serve as board members to funds in the Nuveen Fund Complex. The management of the funds in the Nuveen Fund Complex, including general supervision of the duties performed for each fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Nuveen Board. The number of Nuveen Board Members is twelve (12), two (2) of whom is are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten (10) of whom are not interested persons (referred to herein as “Independent Board Members”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

With respect to the Acquiring Fund, upon the closing of Mergers the Board will be divided into three classes, Class I, Class II and Class III, with staggered multi-year terms. In addition, two Board Members will be elected by holders of preferred shares annually. Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer will be slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth will be slated in Class II, and Robert P. Bremner, Jack B. Evans and Thomas S. Schreier, Jr. will be slated in Class III. In addition, William C. Hunter and William J. Schneider will serve as Board Members on annual terms and elected by holders of preferred shares on an annual basis.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Nuveen Board Members their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The names, addresses and birthdates of the officers of the funds in the Nuveen Fund Complex are included in Appendix K to the Proxy Statement/Prospectus. As of January 15, 2014, Nuveen Board Members are directors or trustees, as the case may be, of 106 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”), except for William Adams IV and Thomas S. Schreier, Jr., who are each directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 103 Nuveen-sponsored closed-end funds.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
Nuveen Board Members who are not interested persons of the Funds

William J. Schneider(1) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	N/A	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1996.

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	N/A	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1996.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	N/A	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1999.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	N/A	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2004.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	N/A	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2005.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	N/A

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	N/A	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1997.

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	N/A	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2007.

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	N/A	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2011.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	N/A	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2008.

Name, Addressand Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member		Other Directorships Held by Nuveen Board Member During the Past Five Years
Board Members who are “interested persons” of the Funds

William Adams IV(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	N/A	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

Thomas S. Schreier, Jr.(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	N/A	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	[	]	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

(1)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(2)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(3)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

Nuveen Board Leadership Structure and Risk Oversight

The Nuveen Board will oversee the operations and management of the Acquiring Fund, including the duties performed for the Acquiring Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E to the Joint Proxy Statement/Prospectus.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Nuveen Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth in Appendix J to the Joint Proxy Statement/Prospectus is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Chairman of Nuveen Board

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Nuveen Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Nuveen Board Member Terms

The Nuveen Board will be divided into three classes to be elected by the common and preferred shareholders (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year, and a separate class of two trustees elected each year by the preferred shareholders. As a result, it would take three years to elect a new board of trustees of the Acquiring Fund. In addition, similar to the Board structure of the Target Funds, preferred shareholders will be entitled to elect two of the Acquiring Fund’s Board Members, with the remaining ten trustees to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

Share Ownership of Nuveen Board

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen Funds overseen by the Board Member as of August 31, 2013. Because the Acquiring Fund has not commenced investment operations as of the date of this SAI, no Nuveen Board Member or officer holds shares of the Acquiring Fund.

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Minnesota Municipal Income	Minnesota Municipal Income II	Nuveen Family of Investment Companies(1)
William Adams IV(2)	None	None	None	over $100,000
Robert P. Bremner	None	None	None	over $100,000
Jack B. Evans	None	None	None	over $100,000
William C. Hunter	None	None	None	over $100,000
David J. Kundert	None	None	None	over $100,000
John K. Nelson(2)	None	None	None	None
William J. Schneider	None	None	None	over $100,000
Thomas S. Schreier, Jr.(2)	None	None	None	over $100,000
Judith M. Stockdale	None	None	None	over $100,000
Carole E. Stone	None	None	None	over $100,000
Virginia L. Stringer	None	None	None	over $100,000
Terence J. Toth	None	None	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen Funds overseen by the Board Member.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of Nuveen Funds effective September 1, 2013.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of [—], 2014 the Nuveen Board Members and officers as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of the Acquiring Fund.

Compensation of Nuveen Board

Effective January 1, 2014, Independent Board Members of the Nuveen Board receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Nuveen Funds do not have retirement or pension plans. Certain Nuveen Funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Nuveen Funds have no employees. The officers of the Nuveen Funds and each Nuveen Board Member who is not an Independent Board Member serve without any compensation from the Nuveen Funds.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Pursuant to the USBAM Advisory Agreements, USBAM currently serves as the investment adviser to each of the Target Funds. USBAM manages the Target Funds’ assets and furnishes related office facilities, equipment, research, and personnel. USBAM is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. USBAM is a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), the nation’s fifth largest commercial bank. U.S. Bank is, in turn, a wholly-owned subsidiary of U.S. Bancorp, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp provides a wide range of financial services for consumers, businesses, government entities and other financial institutions. At March 31, 2014, USBAM had assets under management of more than $52 billion.

The total dollar amounts paid to USBAM by each Target Fund under each Target Fund’s USBAM Advisory Agreement for the last three fiscal years are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Minnesota Municipal Income
Gross Advisory Fees	$339,465	$333,166	$313,611
Waiver	0	0	0

Net Advisory Fees	$339,465	$333,166	$313,611

Minnesota Municipal Income II
Gross Advisory Fees	$124,887	$124,187	$118,213
Waiver	0	0	0

Net Advisory Fees	$124,887	$124,187	$118,213

Pursuant to the Current Administration Agreements, USBAM also currently serves as the administrator to each of the Target Funds. Pursuant to the USBAM Sub-Administration Agreements, Nuveen Fund Advisors currently serves as the sub-administrator to each of the Target Funds.

The total dollar amounts paid to USBAM by each Target Fund under each Target Fund’s USBAM Administration Agreement for the last three fiscal years, and the total dollar amounts paid to Nuveen Fund Advisors by USBAM under each Target Fund’s USBAM Sub-Administration Agreement, are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Minnesota Municipal Income
Administration Fees	$193,980	$190,487	$179,206
Sub-Administration Fees	$48,498	$47,659	$29,464

Fund	8/31/2013	8/31/2012	8/31/2011
Minnesota Municipal Income II
Administration Fees	$71,364	$70,964	$67,551
Sub-Administration Fees	$17,842	$17,765	$11,136

After the closing of the Mergers, Nuveen Fund Advisors will serve as the investment adviser to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement between the Acquiring Fund and Nuveen Fund Advisors. Nuveen Fund Advisors will be responsible for managing the Acquiring Fund’s overall investment strategy, monitoring the performance of the Acquiring Fund’s sub-adviser and overseeing the Acquiring Fund’s use of leverage. Nuveen Fund Advisors also will be responsible for managing the Acquiring Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Acquiring Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal 2: Approval of New Sub-Advisory Agreements” in the Joint Proxy Statement/Prospectus.

The Acquiring Fund has not commenced investment operations as of the date of this SAI. Accordingly the Acquiring Fund has paid no fees to Nuveen Fund Advisors pursuant to the Acquiring Fund Management Agreement.

Sub-Advisers

Pursuant to the USBAM Sub-Advisory Agreements I between USBAM and Nuveen Asset Management, Nuveen Asset Management currently serves as a sub-adviser to each Target Fund, and pursuant to the USBAM Sub-Advisory Agreements II between USBAM and Nuveen Fund Advisors, Nuveen Fund Advisors currently serves as a sub-adviser to each Target Fund. Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Fund. As noted above, as part of its current investment sub-advisory responsibilities, Nuveen Fund Advisors assists in the supervision of each Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. USBAM currently compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by each

Target Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Funds directly.

The total dollar amounts paid to Nuveen Asset Management by USBAM under each Target Fund’s USBAM Sub-Advisory Agreement I for the last three fiscal years are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Minnesota Municipal Income
Gross Advisory Fees	$242,488	$238,296	$147,321
Waiver	0	0	0

Net Advisory Fees	$242,488	$238,296	$147,321

Minnesota Municipal Income II
Gross Advisory Fees	$89,211	$88,824	$55,678
Waiver	0	0	0

Net Advisory Fees	$89,211	$88,824	$55,678

The total dollar amounts paid to Nuveen Fund Advisors by USBAM under each Target Fund’s USBAM Sub-Advisory Agreement II for the last three fiscal years are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Minnesota Municipal Income
Gross Advisory Fees	$48,498	$47,659	$29,464
Waiver	0	0	0

Net Advisory Fees	$48,498	$47,659	$29,464

Minnesota Municipal Income II
Gross Advisory Fees	$17,842	$17,765	$11,136
Waiver	0	0	0

Net Advisory Fees	$17,842	$17,765	$11,136

The services to be provided by Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement will be substantially similar to those currently provided by Nuveen Asset Management under the USBAM Sub-Advisory Agreement I. However, the terms of the sub-advisory agreements differ, primarily with respect to Nuveen Asset Management’s compensation. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors. Nuveen Asset Management will not be compensated by the Acquiring Fund directly.

PORTFOLIO MANAGERS

Unless otherwise indicated the information below is provided as of the date of this SAI.

Portfolio Management. The Target Funds’ sub-adviser, Nuveen Asset Management, employs two portfolio managers, Douglas J. White and Christopher L. Drahn, who serve as co-portfolio managers to each Target Fund and are responsible for the day-to-day management of each Target Fund’s investment strategy.

As the Acquiring Fund’s sub-adviser, Nuveen Asset Management, will be responsible for the investment of the Acquiring Fund’s Managed Assets. Together, Messrs. White and Drahn will be responsible for the day-to-day management of the Acquiring Fund’s investment strategy.

Messrs. White and Drahn are primarily responsible for the day-to-day portfolio management of the following accounts, in addition to serving in their roles as portfolio managers as described above. Information is provided as of August 31, 2013, unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
Douglas J. White	Registered Investment Company Other Pooled Investment Vehicles Other Accounts

Christopher L. Drahn	Registered Investment Company Other Pooled Investment Vehicles Other Accounts

(1)	None of the assets in these accounts are subject to an advisory fee based on performance.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one-, three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth, for each of the Target Funds’ portfolio managers, the dollar range of shares owned in the Target Funds as of August 31, 2013. The Acquiring Fund has not yet commenced investment operations, and therefore no portfolio manager beneficially owns any securities of the Acquiring Fund.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Minnesota Municipal Income	Dollar Range of Equity Securities Beneficially Owned in the Minnesota Municipal Income II
Douglas J. White
Christopher L. Drahn

Unless earlier terminated as described below, the Target Funds’ USBAM Advisory Agreements with USBAM will remain in effect until [            ] (or until the earlier of the closing of the Transaction and the closing of the Mergers), and the Acquiring Fund’s Acquiring Fund Management Agreement with Nuveen Fund Advisors and Acquiring Fund Sub-Advisory Agreement with Nuveen Asset Management will remain in effect until [—] (or, if the closing of the Mergers takes place before the closing of the Transaction, until the closing of the Transaction). Each Fund’s management agreement and sub-advisory agreement(s) continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Fund or the investment adviser upon 60 days’ written notice, and they are automatically terminated in the event of their assignment as defined in the 1940 Act.

CODES OF ETHICS

Each Target Fund, USBAM and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Target Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including each Target Fund’s shareholders, are placed before the interests of personnel in connection with their own personal investments. Personnel subject to a code of ethics may invest in securities for their own accounts, including securities that may be purchased or held by the Target Funds, but only so long as such investments are made in accordance with a code’s requirements. Each Target Fund and USBAM will furnish, without charge, a copy of its code of ethics upon request by calling (800) 677-3863.

The Acquiring Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Acquiring Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Acquiring Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Acquiring Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Acquiring Fund, Nuveen Fund Advisors and Nuveen Asset Management can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

USBAM is responsible for oversight of Nuveen Asset Management’s proxy voting activities with respect to the Target Funds. Nuveen Fund Advisors has delegated to Nuveen Asset Management the authority to vote all proxies relating to the Acquiring Fund’s portfolio securities pursuant to its proxy voting policies and procedures. The Target Funds’ and Nuveen Asset Management’s proxy voting policies and procedures are included at Appendix B. Information regarding how the Acquiring Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into the Proxy Statement/Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to buy and sell securities for each Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Target Funds for the last three fiscal years:

	2013	2012	2011
Minnesota Municipal Income	$0	$0	$0
Minnesota Municipal Income II	$0	$0	$0

Substantially all of the Target Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Acquiring Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Acquiring Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount to net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Acquiring Fund a taxable entity, causing the Acquiring Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Acquiring Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Acquiring Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Acquiring Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Acquiring Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Acquiring Fund invests, (d) material limitation affecting the Acquiring Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Acquiring Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Acquiring Fund’s total assets, which would likely have the effect of increasing the Acquiring Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Acquiring Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Acquiring Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Acquiring Fund’s preferred shares, if any, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Acquiring Fund intends to elect, and each Target Fund has elected, to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

Each Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by a Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by a Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If a Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of a Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by a Fund, if any. Such disallowed deductions, if any, will reduce the amount that a Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by a Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by a Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to a Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that a significant part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

The IRS currently requires that a Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Fund dividends received by such class. Thus, a Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, a Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Certain of a Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Each Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. The backup withholding percentage is 28%. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from a Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Mergers, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

EXPERTS

The financial statements of each Target Fund appearing in each Target Fund’s Annual Report for the year ended August 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. [            ] provides auditing services to the Funds. The principal business address of [            ] is [            ], Chicago, Illinois 60606.

SERVICE PROVIDERS

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc. The custodian of the assets of each Target Fund is U.S. Bank, responsible for custodial services. State Street serves as the accounting agent of each Target Fund, responsible for fund accounting and recordkeeping services. Together, Computershare Inc. and Computershare Trust Company, N.A. serve as each Target Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC, Washington, D.C. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information is not provided because as of the date of this SAI, the Acquiring Fund has no assets and no liabilities, and it has not yet commenced investment operations.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC,

CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. government, Resolution Funding Corporation debt obligations.

A-5

Con. (.): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

A-6

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Inc.—A brief description of the applicable Fitch Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

A-7

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD,and D

Default The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

A-8

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

Proxy Voting - Fund

First American Funds

Effective	Date: 12/26/2013

Regulatory Highlights

Registered investment management companies are required to provide disclosure about how they vote proxies relating to portfolio securities they hold and to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities. They are also required to file with the SEC and to make available to shareholders the specific proxy votes that they cast in shareholder meetings of issuers of portfolio securities.

An investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Regulatory Requirements

•	Release Nos. 33-8188, 34-47304, IC-25922: Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies
•	Rule 30b1-4 of the Investment Company Act of 1940

Policy Objective Statement

The objective of this policy is to ensure that proxies voted on behalf of the Funds were voted in a manner consistent with the best interests of the Funds and their shareholders.

Entities Affected

Open-end Funds

Closed-end Funds

Exceptions and Entities Excluded

The Board has delegated responsibility to vote proxies for the Open-end Funds to the Adviser and for the Closed-end Funds to the Sub-adviser. Closed-end Funds are, therefore, subject to the proxy voting policies and procedures of the Sub-adviser; however, USBAM remains responsible for oversight of Closed-end Funds proxy voting activities and USBAM’s oversight is covered by this policy.

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Terms

Open-end Funds	Includes all series of First American Funds, Inc. and Mount Vernon Securities Lending Trust.
Closed-end Funds	Minnesota Municipal Income Portfolio, Inc., First American Minnesota Municipal Income Fund II, Inc., American Municipal Income Portfolio, Inc., American Income Fund, Inc., American Select Portfolio, Inc., American Strategic Income Portfolio, Inc., American Strategic Income Portfolio, Inc. II, American Strategic Income Portfolio, Inc. III
Funds Board IPC SEC Sub-adviser	Open-end Funds and Closed-end Funds First American Funds Board of Directors Investment Practices Committee Securities and Exchange Commission Nuveen Investments Inc. and Nuveen Asset Management, LLC
USBAM or Advisor	U.S. Bancorp Asset Management, Inc.

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A.	Proxy Voting

•	When a Open-end Funds proxy is received, it will be voted by the Chief Investment Officer.

•

When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B.	Open-end Fund Control Procedures

Preventative Control Procedures

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•

USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•

If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•

In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Chief Investment Officer will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

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Corrective Control Procedures

•

If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C.	Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•

On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

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•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D.	Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•

Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•

If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.	Review and Reports

Detective Control Procedures

•

The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F.	Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•

USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•

The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

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Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Policy Owner

•	Investment Practices Committee

Responsible Parties

•	Operations Department
•	Investment Practices Committee
•	Compliance Department/Chief Compliance Officer
•	Chief Investment Officer/Portfolio Managers
•	Legal Department/General Counsel

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Related Policies

•	Recordkeeping & Retention

Related Disclosures

•	Form N-PX
•	Form N-CSR (Closed-end funds)
•	Statement of Additional Information (open-end registered funds)
•	Offering Memorandum (Mount Vernon Securities Lending Trust Prime Portfolio)

7 of 7

APPENDIX C

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2014 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,075	0-$18,150	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,076-$36,900	$18,151-$73,800	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$36,901-$89,350	$73,801-$148,850	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$89,351-$186,350	$148,851-$226,850	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$186,351-$405,100	$226,851-$405,100	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$405,101-$406,750	$405,101-$457,600	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $406,750	Over $457,600	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

C-1

FIRST AMERICAN

  ANNUAL REPORT

August 31, 2013

     Minnesota Municipal Income Portfolio

PRIMARY INVESTMENTS

Minnesota Municipal Income Portfolio (the “fund”) invests primarily in a wide range of Minnesota municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management, LLC (“NAM”), one of the fund’s sub-advisors. The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as “high yield” securities or “junk bonds”) or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

FUND OBJECTIVE

The fund is a nondiversified, closed-end management investment company. The investment objective of the fund is to provide

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

high current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital. The fund’s income may be subject to federal and/or state of Minnesota alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

1	Explanation of Financial Statements

2	Fund Overview

9	Report of Independent Registered Public Accounting Firm

10	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Notice to Shareholders

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period and gives an idea of how long the fund holds on to a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended August 31, 2013

*The Lipper Other States Municipal Debt Funds category median is calculated using the returns of all closed-end exchange traded funds in this category for each period disclosed. Lipper returns assume reinvestment of dividends.

**The Barclays Municipal Bond Index: Long is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2013, were -10.99%, 8.61%, and 5.84%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV.

Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset

Management, Inc.

Sub-Advisors

Nuveen Asset

Management, LLC

Nuveen Fund

Advisors, LLC

Fund Management

Douglas J White, CFA

of Nuveen Asset Management, LLC is primarily responsible for the management of the fund. He has 30 years of financial experience.

Christopher L. Drahn

of Nuveen Asset Management, LLC assists with the management of the fund. He has 33 years of financial experience.

What factors affected the economic and municipal market environments during the 12-month reporting period ended August 31, 2013?

August 2013 saw the same general economic themes of the past several months – ongoing but less than desired growth, incremental labor market improvement and expectations for tapering and eventual withdrawal of the Federal Reserve’s quantitative easing program. The U.S. economy continues to move forward at a modest to moderate pace. Labor market gains continue to improve, but remain unspectacular. Expectations of eventual Fed tapering and somewhat improved economic growth indicators abroad have kept upward pressure on interest rates globally and downward pressure on fixed income returns.

Second quarter gross domestic product (GDP) growth was revised upward to a 2.5% annual rate, but the revision was due to greater inventory investment and a temporary narrowing in the trade deficit during the quarter. July trade data reversed the improvement, and other data tracking GDP growth suggest the economy is advancing at around a 1.5% annual rate in the third quarter. Auto sales moved to a new cyclical high of 16.0 million units (annual rate) in August, continuing to be a source of strength for the broader economy. In addition, purchasing manager indices for both the manufacturing and non-manufacturing economic sectors improved to levels consistent with solid overall production growth, with improving indications of foreign activity supporting export sentiment. But other consumer spending categories, particularly non-durable goods and services, are not showing the same strength.

Inflation remained contained, with the Consumer Price Index (CPI) rising 1.5% year-over-year as of August 2013, before seasonal adjustment. Core CPI (which excludes food and energy) increased 1.8% during the period. Both of these measures show improvement from the August 2012 values.

The August employment report showed further gains in employment, although not as robust as consensus expectations. Downward revisions to prior months’ data put labor market data more in line with other economic growth indicators. While the unemployment rate declined further to 7.3%, labor force participation led the drop, falling to a new multi-decade low. The unemployment rate has fallen from 8.1% in August 2012, but the bulk of this decline can be attributed to falling participation.

The most recent data available showed the average home price in the Standard & Poor’s (S&P)/ Case-Shiller Index of 20 major metropolitan areas increased 12.39% for the year ended July 2013, though the sharp rise in interest rates over the past few months and upward pressure on home prices have weakened a broad array of housing sector indicators, including mortgage applications, new home sales, pending home sales, building permits and housing starts. However, the continuing trend in increased home prices should be a positive for local governments, though it will take a while for these price increases to translate to growth in assessed value and property tax revenue.

Over the fund’s reporting period, the Federal Reserve maintained its benchmark federal funds rate at the record low level of zero to 0.25% that was established in December 2008. The Federal Reserve has also continued to purchase $85 billion per month in Treasury and agency securities through its quantitative easing program.

State tax revenues have been growing for over 14 consecutive quarters, but revenue recovery has been much slower and more prolonged than in previous recoveries. Revenues are still not back to

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	3

Fund Overview

pre-recession levels in real terms. Revenues continued to grow over the last year, lifted largely by strong personal income tax collections in the fourth quarter of 2012 and the first half of 2013. However, the strong revenue growth is attributed to individuals accelerating income into 2012 to avoid federal tax increases, a strong stock market in 2012, a slowly improving economy and the impact from a large tax increase in California and not necessarily representative of wholesale improvement.

The reporting period was a study of two halves with regard to bond prices and yields. Yields were relatively stable from the fund’s fiscal year end through April 2013. In May, falling prices and yield increases began to impact all but the shortest maturities. The significant yield curve steepening of the second and third quarters affected municipals along with the rest of the fixed income universe. Large bond fund outflows became commonplace with shareholders’ growing concerns over rising rates.

In terms of supply for the municipal market, net new issuance is down 16% year-to-date through August 2013 over the same period last year as rising rates have limited refunding issuance.

Minnesota

After lagging the national recovery in 2011, Minnesota’s economic recovery outpaced the national recovery in 2012. At GDP growth of 3.5% between 2011 and 2012, Minnesota ranked as the 5th highest state for GDP growth. The state’s diverse economic base showed particularly strong economic growth in durable-goods manufacturing, wholesale trade, real estate and the financial and insurance industries. As of July 2013, Minnesota’s unemployment rate was 5.2%, down from 5.8% a year prior and well below the national average of 7.4%. Employment gains continued across most sectors in 2012, especially in the healthcare, real estate and mining sectors. The mining sector benefits from close proximity to North Dakota shale formations. Record low mortgage rates have helped to boost demand for housing in some parts of the state, primarily Rochester, Duluth and Minneapolis/St. Paul. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Minneapolis rose 9.5% during the twelve months ending July 2013 (the most recent data available at the time this report was prepared).

In May 2013, the Minnesota legislature used a variety of new taxes to pass a $38.1 billion balanced budget for fiscal 2014-2015, which compared to estimated revenues of $33.9 billion in fiscal 2012-2013. The fiscal 2014-2015 budget also included using portions of the cigarette tax and increased corporate taxes to fund the state’s $348 million commitment to the new Vikings football stadium. Previously during the fiscal 2012-2013 biennium budget period, the inability of state legislators to agree on a fiscal 2012-2013 biennium budget led to a damaging 20-day partial government shutdown. Following the legislature’s budget problems, Fitch and S&P downgraded their ratings on the state’s general obligation bonds to AA+ from AAA in July – and September – 2011. Despite the somewhat recent rating agency downgrades, Minnesota retained a solid credit profile reflective of its well-balanced economy, above-average wealth levels, moderate debt burden and strong debt management. For the twelve months ended August 31, 2013, Minnesota issued approximately $5.7 billion in municipal bonds, a decrease of 19% from the twelve months ended August 31, 2012. However, most of the increase in the state’s 2012 issuance was in very high-quality (AA and higher) school district bonds.

4	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

How did the fund perform during the twelve-month period ended August 31, 2013?

Minnesota Municipal Income Portfolio earned a total return of -6.77% based on NAV for the fiscal year ended August 31, 2013. The fund’s market price return was -10.99% during the period. The fund’s closed-end competitive group, the Lipper Other States Municipal Debt Funds Average, produced a median return of -9.99% over the same timeframe. The Barclays Long Municipal Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned -7.43%.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Health Care Revenue	29%
Utility Revenue	19
Education Revenue	17
Housing Revenue	15
General Obligations	6
Leasing Revenue	3
Tax Revenue	3
Economic Development Revenue	3
Industrial Development Revenue	2
Miscellaneous Authority Revenue	2
Pre-refunded Issues[2]	1

100%

1 Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2 Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

On a NAV basis, the fund outperformed both its Barclay’s benchmark and its Lipper peer group over the reporting period. The broad themes in the municipal market in this reporting period were almost reversed from the prior year. Municipal bonds turned in very strong performance over the fund’s fiscal year ending August 31, 2012. For this fiscal year, ending August 31, 2013, the municipal market went through a moderate bear market cycle, reflected in the fund’s negative returns over the year. The negative performance during the last four months of the fund’s fiscal year was enough to overwhelm any positive returns that were produced earlier in the fiscal year.

This year the fund’s performance benefitted most from duration and sector. The fund’s yield curve positioning – as a subset of overall duration – was the most positive contributor. The Barclays index is primarily structured as a bullet with bond maturities out 22 years or longer. The fund has an allocation to 2019 maturities that represents approximately 9.5% of the portfolio. These six-year issues were one of the maturity buckets that significantly outperformed the index, aiding the fund’s performance.

In terms of sector allocation vs. the benchmark, the fund’s largest performance contributor was the substantial underweight in transportation issues. The sector itself underperformed the benchmark

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	5

Fund Overview

and the fund’s underweight allocation was a significant positive due to the sector’s relative underperformance against the benchmark. The fund continued to have an overweight allocation to healthcare. Healthcare has historically been an overweight sector for the fund and also one of the best performing sectors. This year, it was a slightly positive contributor to performance because the sector only slightly outperformed the benchmark. The fund was overweight the housing sector which was a positive contributor. The fund was also overweight education and electric issues which were negative performance contributors during the fund’s fiscal year as both sectors underperformed the benchmark. The fund’s underweight in water and sewer bonds was a positive contributor because of the sector’s relative underperformance vs. the benchmark.

Rating bucket allocations vs. the benchmark were not significant performance contributors for the fund this fiscal year. Quality spreads did widen out somewhat near the end of the period, tending to make lower-rated investment-grade bonds underperform overall. However, the non-rated issues that the fund owns outperformed. The fund was overweight BBB-rated issues, which underperformed, impacting performance slightly negatively. The fund was underweight A-rated issues and that was not a significant performance determinant, as the ratings category performed roughly in line with the benchmark. The fund maintained its historic underweight to higher quality AA- and AAA-rated bonds and those outperformed the market, so those underweights were a drag on performance.

Bond Credit Quality Breakdown3

As a percentage of long-term investments on August 31, 2013

AAA	3%

AA	25

A	30

BBB	19

BB or Lower	4

NR	19

100%

3 Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

As reported above, Minnesota continues to be hampered by the limited supply of higher yielding new bonds in the state. Because of the lack of attractive new issuance, we’ve had to be very selective in the secondary market to find bonds in those higher yielding sectors and ratings categories. We continue to believe the fund is being adequately compensated for the additional risk of investing in longer duration assets, as over longer periods their incremental income has proven beneficial. We also remain comfortable with the sectors we are emphasizing and the credit composition of the portfolio. Although spreads between higher and lower quality bonds have widened over the year, they are still attractive compared to long term averages. We continue to have a constructive view of the value of the lower-rated issues which supports our emphasis on the non-rated and lower investment grade bonds, as these have also proven beneficial to the fund over the long term.

6	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

As always, our research team remains vigilant regarding its mandate to closely monitor the credit quality of the fund’s holdings. We will continue to focus on bottom-up security selection, while actively managing the fund’s overall risk profile.

Thank you for your ongoing trust in our process and your investment in the Minnesota Municipal Income Portfolio. If you have any questions, please don’t hesitate to contact us at 800.677.3863.

Douglas J. White, CFA

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

Christopher L. Drahn

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	7

Fund Overview

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated Aa2 by Moody’s and AAA by S&P). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Normally, the dividend rates on the preferred shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy preferred shares and holders of preferred shares who wish to sell. Since February 13, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund’s preferred shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the preferred shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the preferred shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate could be higher than the dividend rate that would have been set had the marketing been successful. In addition, the maximum applicable rate could be higher than the fund’s investment yield. Higher maximum applicable rates increase the fund’s cost of leverage and reduce the fund’s common share earnings.

8	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Minnesota Municipal Income Portfolio, Inc.

We have audited the accompanying statement of assets and liabilities of Minnesota Municipal Income Portfolio, Inc. (the “fund”), including the schedule of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Income Portfolio, Inc. at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 23, 2013

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	9

Schedule of Investments      |      August 31, 2013

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 149.6%
Economic Development Revenue — 3.9%
Minneapolis Development, Limited Tax Supported Common Bond (AMT),
4.85%, 12/1/17, Series 2006-1A	$580,000	$613,054
4.88%, 12/1/18, Series 2006-1A	610,000	638,548
5.13%, 6/1/22, Series 2007-2A	500,000	516,045
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	500,000	514,925

		2,282,572

Education Revenue — 23.4%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	290,000	239,917
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	900,000	918,243
Duluth Housing & Redevelopment Authority, Public Schools Academy, Series 2010-A, 5.60%, 11/1/30	1,000,000	961,540
Higher Education Facilities, Augsburg College, Series 2006-6J1, 5.00%, 5/1/28	1,500,000	1,469,370
Higher Education Facilities, Bethel University, Series 2007-6R
5.50%, 5/1/27	1,000,000	1,006,180
5.50%, 5/1/37	200,000	195,582
Higher Education Facilities, College of Art & Design, Series 2006-6K, 5.00%, 5/1/26	1,000,000	1,001,570
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,011,980
5.25%, 4/1/39, Series 2009-6X	700,000	706,867
Minneapolis, University Gateway Project, Series 2006, 4.50%, 12/1/31	2,000,000	1,951,220
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	1,365,000	1,164,550
St. Paul Housing & Redevelopment Authority, Conservatory for Performing Artists Project, Series 2013-A, 4.63%, 3/1/43	250,000	195,300
St. Paul Housing & Redevelopment Authority, German Immersion School Project, Series 2013-A, 5.00%, 7/1/44	855,000	686,018
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	650,000	671,352
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project, Series 2007, 5.00%, 10/1/24	500,000	520,095
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,105,260

		13,805,044

General Obligations — 9.6%
Burnsville Independent School District Number 191, Alternative Facilities, Series 2008-A (MSDCEP), 4.75%, 2/1/24	1,600,000	1,700,672
Minnesota State, Highway & Various Purpose, Series 2007, 5.00%, 8/1/25	3,000,000	3,249,780
Puerto Rico Commonwealth, Series 2011-A, 5.75%, 7/1/41	1,000,000	747,670

		5,698,122

Healthcare Revenue — 44.0%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	300,000	292,455
City of Cold Spring, Health Care Facilities, Assumption Home, Series 2013, 5.20%, 3/1/43	500,000	415,715
City of Sauk Rapids, Good Shepherd Lutheran Home, Series 2013, 5.13%, 1/1/39	215,000	181,658
Cuyuna Range Hospital District, Health Facilities,
5.00%, 6/1/29	1,000,000	966,070
5.50%, 6/1/35	1,000,000	978,810
Maple Grove Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	2,000,000	1,825,700
Maple Grove Health Care Systems, Maple Grove Hospital, Series 2007, 5.25%, 5/1/25	1,000,000	1,010,330
Marshall Medical Center, Weiner Medical Center Project, Series 2003-A (Pre-refunded 11/1/13 @ 100), 6.00%, 11/1/28	400,000	403,648
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	900,000	806,130
Minneapolis Health Care Systems, Fairview Health Services, Series 2008-A, 6.63%, 11/15/28	1,800,000	2,078,550
Minnesota Agricultural & Economic Development Board, Essentia Health, Series 2008-E (AGC), 5.00%, 2/15/37	3,750,000	3,693,900
Minnesota Agricultural & Economic Development Board, Health Care System, Series 1997-A (NATL), 5.75%, 11/15/26	35,000	35,023
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 a	1,000,000	1,000,330
Northern Itasca Hospital District, Health Facilities Gross Revenue, Series 2013-A, 4.40%, 12/1/33	460,000	390,627
Pine City Health Care & Housing, North Branch, Series 2006-A (GNMA), 4.80%, 10/20/26	1,000,000	1,002,190
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	500,000	439,175
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.25%, 9/1/34	1,000,000	954,720
St. Cloud Health Care, CentraCare Health System, Series 2010-A, 5.13%, 5/1/30	500,000	516,930

The accompanying notes are an integral part of the financial statements.

10	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	$1,500,000	$1,541,715
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	1,175,000	1,204,645
St. Paul Housing & Redevelopment Authority, Episcopal Homes Project, Series 2013, 5.13%, 5/1/48	500,000	387,925
St. Paul Housing & Redevelopment Authority, Health Care Facility, HealthPartners Obligation Group Project, Series 2006,
5.25%, 5/15/36	1,430,000	1,433,232
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	550,000	558,332
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006,5.63%, 10/1/33 ¥	897,330	820,267
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	650,000	535,321
St. Paul Port Authority, HealthEast Midway Campus,
5.75%, 5/1/25, Series 2007-A	100,000	102,294
5.88%, 5/1/30, Series 2005-A	500,000	508,445
6.00%, 5/1/30, Series 2005-B	900,000	917,199
West St. Paul Health Care Facilities, Walker Thompson Hill Project, Series 2011-A, 7.00%, 9/1/46	1,000,000	994,680

		25,996,016

Housing Revenue — 21.6%
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series 1997-A, 6.25%, 5/1/18 ¥	290,000	290,015
Coon Rapids Multifamily Housing, Tralee Terrace Apartments, Series 2010 (FHLMC), 4.50%, 6/1/26	1,700,000	1,721,556
Cottage Grove Senior Housing, Cottage Grove Project, Series 2006-A, 5.00%, 12/1/31 ¥	450,000	405,068
Maplewood Multifamily, Carefree Cottages II, Series 2004 (AMT) (FNMA) (Mandatory Put 4/15/19 @ 100), 4.80%, 4/15/34	1,000,000	1,010,670
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	750,000	622,672
Minneapolis Multifamily Housing, Vantage Flats Project, Series 2007 (AMT) (GNMA), 5.20%, 10/20/48	970,000	954,645
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	316,171	326,102
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	150,000	154,611
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,230,000	1,250,049
Minnesota Housing Finance Agency, Rental Housing, Series 2011, 5.05%, 8/1/31	355,000	357,286
Minnesota Housing Finance Agency, Residential Housing,
4.70%, 7/1/27, Series 2007-D (AMT)	2,345,000	2,355,857
5.65%, 7/1/33, Series 2008-B (AMT)	675,000	698,834
3.90%, 7/1/43, Series 2013-C	750,000	606,675
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	700,000	624,036
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41 ¥	800,000	709,152
Wayzata Senior Housing, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	220,000	219,241
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28 ¥	520,000	485,394

		12,791,863

Industry Development Revenue — 2.6%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	1,950,000	1,511,816

Leasing Revenue — 8.1%
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 4.94%, 2/1/28	1,000,000	494,770
Minneapolis, Chartered School Lease, Yinghua Academy Project, Series 2013-A, 6.00%, 7/1/43	1,000,000	923,300
Pine County Housing & Redevelopment Authority, Series 2005-A, 5.00%, 2/1/31	1,000,000	1,099,410
St. Paul Housing & Redevelopment Authority Lease, High Ground Academy Project, Series 2013-A, 5.00%, 12/1/33	500,000	436,490
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	400,000	400,424
St. Paul Port Authority, Regions Hospital Parking Ramp Project, Series 2007-1, 5.00%, 8/1/36	1,000,000	881,930
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	700,000	559,566

		4,795,890

Miscellaneous Revenue — 2.5%
Minneapolis, National Marrow Donor Program, Series 2010, 4.25%, 8/1/20	1,000,000	1,009,330
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	460,000	472,172

		1,481,502

Recreation Authority Revenue — 0.7%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	395,000	394,976

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	11

Schedule of Investments	August 31, 2013

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Tax Revenue — 4.7%
Minneapolis Tax Increment, Grant Park Project, Series 2006, 5.35%, 2/1/30	$1,000,000	$873,040
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	450,000	405,626
St. Paul Housing & Redevelopment Authority Tax Increment, Upper Landing Project, Series 2012, 5.00%, 9/1/26	450,000	427,288
Virgin Islands Public Finance Authority, Series 2009-B, 5.00%, 10/1/25	1,050,000	1,077,216

		2,783,170

Transportation Revenue — 0.3%
St. Paul Metropolitan Airports Commission, Series 2010-D (AMT), 4.00%, 1/1/23	200,000	195,718

Utility Revenue — 28.2%
Buffalo Capital Appreciation Water & Sewer, Series 2009-B, Zero Coupon Bond (MSCP)
2.04%, 10/1/21	1,800,000	1,373,706
2.52%, 10/1/22	1,800,000	1,289,808
2.97%, 10/1/23	1,800,000	1,215,792
City of Rochester, Electric Utility Revenue, Series 2013-B, 4.00%, 12/1/38	165,000	144,006
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC)
5.00%, 1/1/20	750,000	824,955
5.00%, 1/1/21	1,000,000	1,109,480
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series 2008-A, 6.00%, 7/1/38	600,000	450,702
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL)
2.61%, 1/1/19	8,600,000	7,488,708
3.86%, 1/1/23	1,100,000	769,791
4.03%, 1/1/24	3,070,000	2,032,524

		16,699,472

Total Municipal Long-Term Investments (Cost: $87,185,312)		88,436,161

Short-Term Investment — 0.2%
Federated Minnesota Municipal Cash Trust Institutional Shares, 0.01% W (Cost: $112,174)	112,174	112,174

Total Investments ▲ —149.8% (Cost: $87,297,486)		88,548,335

Preferred Shares at Liquidation Value — (52.6)%		(31,100,000)

Other Assets and Liabilities, Net — 2.8%		1,651,853

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$59,100,188

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¥	Security considered illiquid. As of August 31, 2013, the fair value of these investments was $4,510,828 or 7.6% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of August 31, 2013.

W	The rate shown is the annualized seven-day effective yield as of August 31, 2013.

The accompanying notes are an integral part of the financial statements.

12	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Minnesota Municipal Income Portfolio (MXA)

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $87,300,998. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,634,843
Gross unrealized depreciation	(3,499,680)

Net unrealized appreciation	$1,135,163

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of August 31, 2013, the aggregate fair value of securities subject to the AMT was $8,821,289, which represents 14.9% of total net assets applicable to common shares.

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSCP–Minnesota State Credit Program

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	13

Statement of Assets and Liabilities      |      August 31, 2013

Assets:
Unaffiliated investments, at fair value (Cost: $87,297,486) (note 2)	$88,548,335
Receivable for investments sold	698,872
Receivable for accrued interest	1,023,185
Prepaid expenses and other assets	35,954

Total assets	90,306,346

Liabilities:
Payable for preferred share distributions (note 3)	334
Payable for investment advisory fees	26,511
Payable for administration fees	15,255
Payable for postage and printing fees	7,286
Payable for audit fees	12,020
Payable for remarketing fees	14,618
Payable for legal fees	17,637
Payable for pricing fees	1,347
Payable for transfer agent fees	2,567
Payable for other expenses	8,583

Total liabilities	106,158

Preferred shares, at liquidation value (note 3)	31,100,000

Net assets applicable to outstanding common shares	$59,100,188

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$57,707,687
Undistributed net investment income	597,569
Accumulated net realized loss on investments	(455,917)
Net unrealized appreciation of investments	1,250,849

Net assets applicable to outstanding common shares	$59,100,188

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$59,100,188
Common shares outstanding (authorized 200 million shares of $0.01 par value)	4,146,743
Net asset value per share	$14.25
Market price per share	$14.82

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$31,100,000
Preferred shares outstanding (authorized one million shares)	1,244
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

14	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Statement of Operations      |      For the year ended August 31, 2013

Investment Income:
Interest from unaffiliated investments	$4,632,154
Dividends from unaffiliated money market fund	27

Total investment income	4,632,181

Expenses (note 5)
Investment advisory fees	339,465
Administration fees	193,980
Remarketing agent fees	47,273
Custodian fees	6,133
Postage and printing fees	19,787
Transfer agent fees	32,470
Listing fees	8,775
Directors’ fees	72,912
Legal fees	36,033
Audit fees	55,268
Insurance fees	29,882
Pricing fees	9,457
Other expenses	38,027

Total expenses	889,462

Less: Indirect payments from custodian (note 5)	(52)

Net investment income	3,742,771

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized gain on investments	400,865
Net change in unrealized appreciation or depreciation of investments	(8,325,178)

Net loss on investments	(7,924,313)

Distributions to preferred shareholders (note 2):

From net investment income	(64,655)

Net decrease in net assets applicable to outstanding common shares resulting from operations	$(4,246,197)

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	15

Statements of Changes in Net Assets

	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$3,742,771	$3,730,315
Net realized gain on investments	400,865	356,216
Net change in unrealized appreciation or depreciation of investments	(8,325,178)	6,109,351
Distribution to preferred shareholders from net investment income (note 2)	(64,655)	(75,458)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	(4,246,197)	10,120,424

Distributions to common shareholders (note 2):
From net investment income	(3,682,308)	(3,499,851)

Total increase (decrease) in net assets applicable to outstanding common shares	(7,928,505)	6,620,573

Net assets applicable to outstanding common shares at beginning of period	67,028,693	60,408,120

Net assets applicable to outstanding common shares at end of period	$59,100,188	$67,028,693

Undistributed net investment income	$597,569	$601,761

The accompanying notes are an integral part of the financial statements.

16	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$16.16	$14.56	$15.28	$13.39	$13.71

Operations:
Net investment income	0.90	0.90	0.88	0.92	0.90
Net realized and unrealized gain (losses) on investments and futures contracts	(1.90)	1.56	(0.71)	1.91	(0.22)
Distributions to preferred shareholders:
From net investment income	(0.02)	(0.02)	(0.03)	(0.03)	(0.11)
From net realized gain on investments	—	—	—	—	(0.03)

Total from operations	(1.02)	2.44	0.14	2.80	0.54

Distributions to common shareholders:
From net investment income	(0.89)	(0.84)	(0.86)	(0.91)	(0.79)
From net realized gain on investments	—	—	—	—	(0.07)

Total distributions to common shareholders	(0.89)	(0.84)	(0.86)	(0.91)	(0.86)

Net asset value, common shares, end of period	$14.25	$16.16	$14.56	$15.28	$13.39

Market value, common shares, end of period	$14.82	$17.52	$15.37	$15.70	$14.77

Selected Information
Total return, common shares, net asset value [1]	(6.77)%	17.25%	1.30%	21.66%	4.85%
Total return, common shares, market value [2]	(10.99)%	19.91%	3.73%	12.86%	20.92%
Net Assets applicable to outstanding common shares at end of period (in millions)	$59	$67	$60	$63	$56
Ratio of expenses to average weekly net assets applicable to outstanding common shares [3]	1.35%	1.42%	1.46%	1.29%	1.42%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	5.68%	5.82%	6.25%	6.46%	7.32%
Portfolio turnover rate	11%	6%	10%	16%	16%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$31	$31	$31	$31	$31
Asset coverage per remarketed preferred share (in thousands) [4]	$73	$79	$74	$76	$70
Liquidation preference and market value per remarketed preferred share (in thousands)	$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	17

Notes to Financial Statements

(1)	Organization

Minnesota Municipal Income Portfolio, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXA.

The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of
Significant
Accounting
Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of August 31, 2013, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the

18	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2013, the fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Investments
Municipal Long-Term Investments	$—	$88,436,161	$—	$88,436,161
Short-Term Investment	112,174	—	—	112,174

Total Investments	$112,174	$88,436,161	$—	$88,548,335

Refer to the Schedule of Investments for further security classification.

During the fiscal year ended August 31, 2013, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	19

Notes to Financial Statements

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2013, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the fiscal years ended August 31, 2013, and August 31, 2012, were as follows:

	08/31/13	8/31/12
Distributions paid from:
Tax-exempt income	$3,747,267	$3,550,542
Ordinary income	—	25,285

	$3,747,267	$3,575,827

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$594,833
Undistributed ordinary income	8,256
Accumulated capital and post-October losses	(452,405)
Unrealized appreciation (depreciation)	1,247,337
Other accumulated gain (loss)	(5,520)

Accumulated earnings (deficit)	$1,392,501

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

20	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2013, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

Capital Loss
Carryover	Expiration
$452,405	2018

During the fiscal year the fund utilized capital loss carryovers in the amount of $399,736.

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of August 31, 2013, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	21

Notes to Financial Statements

lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2013, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2013, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of August 31, 2013, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of August 31, 2013, the fund held 8 illiquid securities, the fair value of which was $4,510,828, which represents 7.6% of total net assets applicable to outstanding common shares. As of August 31, 2013, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Date	Cost
Security	Par	Acquired	Basis
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series 1997-A, 6.25%, 5/1/18	$290,000	04/04	$278,286
Cottage Grove Senior Housing, Cottage Grove Project, Series 2006-A, 5.00%, 12/1/31	450,000	12/06	450,000
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	450,000	11/05	450,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	1,000,000	12/02	1,000,000
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	395,000	12/03	397,471
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006,5.65%, 4/1/41	800,000	04/06	788,965
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33	897,330	10/06	912,113
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28	520,000	05/07	519,810

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease.

22	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the year ended August 31, 2013, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2013, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2013, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Remarketed

      Preferred Shares

As of August 31, 2013, the fund had outstanding 1,244 remarketed preferred shares (622 shares in Class “M” and 622 shares in Class “W”) (“RP® shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP® shares is adjusted every seven days (on Mondays for Class “M” and on Wednesdays for Class “W”), as determined by the remarketing agent, Merrill Lynch & Co. (The “Remarketing Agent”).

Normally, the dividend rates on the RP® shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy RP® shares and holders of RP® shares who wish to sell. Since February 13, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund’s RP® shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the RP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the RP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the remarketing been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On August 31, 2013, the maximum applicable rates were 0.10% for Class “M” and 0.10% for Class “W”.

In the event of a failed remarketing, holders of RP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful remarketing. There is no way to predict when or if future remarketings might succeed in attracting sufficient buyers for the shares offered.

RP® is a registered trademark of the Remarketing Agent.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	23

Notice to Shareholders      |      (unaudited)

(4)	Investment
Security
Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2013, aggregated $10,926,670 and $12,559,449, respectively.

(5)	Fees and
Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, LLC (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administrative Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with the Remarketing Agent. The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund’s average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

24	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the year ended August 31, 2013, custodian fees were increased by $3 as a result of overdrafts and reduced by $52 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2013, legal fees and expenses of $1,838 were paid to a law firm of which a former Assistant Secretary of the fund had served as a partner through December 3, 2012.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7)	Recent
Accounting
Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time management is evaluating the implications of the update and the impact to the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	25

Notice to Shareholders	(unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the American Stock Exchange or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund’s net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

26	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O.Box 43078, Providence, RI, 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00% qualifying as exempt-interest dividends)

Payable Date	Amount
September 19, 2012	$0.0740
October 24, 2012	0.0740
November 20, 2012	0.0740
December 19, 2012	0.0740
January 10, 2013	0.0740
February 20, 2013	0.0740
March 20, 2013	0.0740
April 17, 2013	0.0740
May 15, 2013	0.0740
June 19, 2013	0.0740
July 17, 2013	0.0740
August 21, 2013	0.0740

Total	$0.8880

Preferred Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00% qualifying as exempt-interest dividends)

Payable Date	Amount
Total class “M”	$54.38
Total class “W”	$55.51

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2013 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The fund designates 0.00% of taxable ordinary income distributions during the fiscal period ended August 31, 2013 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

The fund designates 0.00% of taxable ordinary income distributions during the fiscal period ended August 31, 2013 as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	27

Notice to Shareholders      |      (unaudited)

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The fund’s board of directors, which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund’s advisory agreement with USBAM. In addition to determining whether to renew the advisory agreement with USBAM (the “Agreement”), the board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for the fund.

At a meeting on June 17-18, 2013, the board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). In advance of the meeting, the board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. The board approved the Agreements through June 30, 2014.

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the fund, (2) the investment performance of the fund, (3) the profitability of USBAM and the Sub-Advisors related to the fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the board concluded that the Agreements are fair and in the best interests of the fund’s shareholders. In reaching its conclusions, the board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to the fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the Fund. The board reviewed NAM’s key personnel

28	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

who provide investment management services to the fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the fund include investment research and security selection, and adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act of 1940.

The board considered USBAM’s responsibilities with respect to the fund, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the fund, including the fund’s sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the board concluded that the fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Fund

The board considered the performance of the fund on a gross-of-expenses basis, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2013.

The board noted that the fund outperformed both its performance universe median and its benchmark index for all periods. In light of the foregoing, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as the fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the fund. The board compared fee and expense information for the fund to fee and expense information for comparable funds managed by other advisors. The board also reviewed advisory fees for other funds advised or sub-advised by NFA and NAM and for other accounts managed by NFA and NAM.

Using information provided by an independent data service, the board also evaluated the fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the fund’s total expense ratio compared to the median total expense ratio after waivers of comparable funds. The board noted that the fund’s actual and contractual advisory fee was lower than the peer group median advisory fee and that the fund’s total expense ratio was lower than its peer group median total expense ratio. The board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the fund, the board noted that USBAM and certain of its affiliates serve the fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The board considered that each service provided to the fund by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of the fund and its shareholders.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	29

Notice to Shareholders      |      (unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXA since August 1998	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXA since October 2006	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of MXA since January 2011; Director of MXA since August 1998	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

30	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of MXA since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of MXA since January 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of MXA since January 2011; Assistant Treasurer of MXA from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MXA since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MXA since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of MXA since January 2011; Assistant Secretary of MXA from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXA since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser
*	Messrs. Ulrey, Thole, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the fund.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT	31

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the Information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund, Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

32	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2013 ANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Portfolio

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Portfolio

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Portfolio

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Portfolio

Owner and President of Jim Wade Homes

Minnesota Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Portfolio

2013 Annual Report

U.S. Bancorp Asset Management, Inc. is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.	This document is printed on paper containing 10% postconsumer waste. 10/2013 0106-13 MXA-AR

FIRST AMERICAN

  ANNUAL REPORT

August 31, 2013

     Minnesota Municipal Income Fund II

PRIMARY INVESTMENTS

First American Minnesota Municipal Income Fund II (the “fund”) invests primarily in a wide range of Minnesota municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management, LLC (“NAM”), one of the fund’s sub-advisors. The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as “high yield” securities or “junk bonds”) or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

FUND OBJECTIVE

The fund is a nondiversified, closed-end management investment company. The investment objective of the fund is to provide current income exempt from both regular federal income tax and regular Minnesota personal income tax. The fund’s income may be subject to federal and/or Minnesota alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

1	Explanation of Financial Statements

2	Fund Overview

9	Report of Independent Registered Public Accounting Firm

10	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Notice to Shareholders

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (NAV) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds on to a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended August 31, 2013

*The Lipper Other States Municipal Debt Funds category median is calculated using the returns of all closed-end exchange traded funds in this category for each period disclosed. Lipper returns assume reinvestment of dividends.

**The Barclays Municipal Bond Index: Long is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended August 31, 2013, were – 16.60%, 6.35%, and 5.49%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV.

Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset

Management, Inc.

Sub-Advisors

Nuveen Asset

Management, LLC

Nuveen Fund

Advisors, LLC

Fund Management

Douglas J White, CFA

of Nuveen Asset Management, LLC is primarily responsible for the management of the fund. He has 30 years of financial experience.

Christopher L. Drahn

of Nuveen Asset Management, LLC assists with the management of the fund. He has 33 years of financial experience.

What factors affected the economic and municipal market environments during the 12-month reporting period ended August 31, 2013?

August 2013 saw the same general economic themes of the past several months – ongoing but less than desired growth, incremental labor market improvement and expectations for tapering and eventual withdrawal of the Federal Reserve’s quantitative easing program. The U.S. economy continues to move forward at a modest to moderate pace. Labor market gains continue to improve, but remain unspectacular. Expectations of eventual Fed tapering and somewhat improved economic growth indicators abroad have kept upward pressure on interest rates globally and downward pressure on fixed income returns.

Second quarter gross domestic product (GDP) growth was revised upward to a 2.5% annual rate, but the revision was due to greater inventory investment and a temporary narrowing in the trade deficit during the quarter. July trade data reversed the improvement, and other data tracking GDP growth suggest the economy is advancing at around a 1.5% annual rate in the third quarter. Auto sales moved to a new cyclical high of 16.0 million units (annual rate) in August, continuing to be a source of strength for the broader economy. In addition, purchasing manager indices for both the manufacturing and non-manufacturing economic sectors improved to levels consistent with solid overall production growth, with improving indications of foreign activity supporting export sentiment. But other consumer spending categories, particularly non-durable goods and services, are not showing the same strength.

Inflation remained contained, with the Consumer Price Index (CPI) rising 1.5% year-over-year as of August 2013, before seasonal adjustment. Core CPI (which excludes food and energy) increased 1.8% during the period. Both of these measures show improvement from the August 2012 values.

The August employment report showed further gains in employment, although not as robust as consensus expectations. Downward revisions to prior months’ data put labor market data more in line with other economic growth indicators. While the unemployment rate declined further to 7.3%, labor force participation led the drop, falling to a new multi-decade low. The unemployment rate has fallen from 8.1% in August 2012, but the bulk of this decline can be attributed to falling participation.

The most recent data available showed the average home price in the Standard & Poor’s (S&P)/ Case-Shiller Index of 20 major metropolitan areas increased 12.39% for the year ended July 2013, though the sharp rise in interest rates over the past few months and upward pressure on home prices have weakened a broad array of housing sector indicators, including mortgage applications, new home sales, pending home sales, building permits and housing starts. However, the continuing trend in increased home prices should be a positive for local government, though it will take a while for these price increases to translate to growth in assessed value and property tax revenue.

Over the fund’s reporting period, the Federal Reserve maintained its benchmark federal funds rate at the record low level of zero to 0.25% that was established in December 2008. The Federal Reserve has also continued to purchase $85 billion per month in Treasury and agency securities through its quantitative easing program.

State tax revenues have been growing for over 14 consecutive quarters, but revenue recovery has been much slower and more prolonged than in previous recoveries. Revenues are still not back to pre-recession levels in real terms. Revenues continued to grow over the last year, lifted largely by

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	3

Fund Overview

strong personal income tax collections in the fourth quarter of 2012 and the first half of 2013. However, the strong revenue growth is attributed to individuals accelerating income into 2012 to avoid federal tax increases, a strong stock market in 2012, a slowly improving economy and the impact from a large tax increase in California and not necessarily representative of wholesale improvement.

The reporting period was a study of two halves with regard to bond prices and yields. Yields were relatively stable from the fund’s fiscal year end through April 2013. In May, falling prices and yield increases began to impact all but the shortest maturities. The significant yield curve steepening of the second and third quarters affected municipals along with the rest of the fixed income universe. Large bond fund outflows became commonplace with shareholders’ growing concerns over rising rates.

In terms of supply for the municipal market, net new issuance is down 16% year-to-date through August 2013 over the same period last year as rising rates have limited refunding issuance.

Minnesota

After lagging the national recovery in 2011, Minnesota’s economic recovery outpaced the national recovery in 2012. At GDP growth of 3.5% between 2011 and 2012, Minnesota ranked as the 5th highest state for GDP growth. The state’s diverse economic base showed particularly strong economic growth in durable-goods manufacturing, wholesale trade, real estate and the financial and insurance industries. As of July 2013, Minnesota’s unemployment rate was 5.2%, down from 5.8% a year prior and well below the national average of 7.4%. Employment gains continued across most sectors in 2012, especially in the healthcare, real estate and mining sectors. The mining sector benefits from close proximity to North Dakota shale formations. Record low mortgage rates have helped to boost demand for housing in some parts of the state, primarily Rochester, Duluth and Minneapolis/St. Paul. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Minneapolis rose 9.5% during the twelve months ending July 2013 (the most recent data available at the time this report was prepared).

In May 2013, the Minnesota legislature used a variety of new taxes to pass a $38.1 billion balanced budget for fiscal 2014-2015, which compared to estimated revenues of $33.9 billion in fiscal 2012-2013. The fiscal 2014-2015 budget also included using portions of the cigarette tax and increased corporate taxes to fund the state’s $348 million commitment to the new Vikings football stadium. Previously during the fiscal 2012-2013 biennium budget period, the inability of state legislators to agree on a fiscal 2012-2013 biennium budget led to a damaging 20-day partial government shutdown. Following the legislature’s budget problems, Fitch and S&P downgraded their ratings on the state’s general obligation bonds to AA+ from AAA in July – and September – 2011. Despite the somewhat recent rating agency downgrades, Minnesota retained a solid credit profile reflective of its well-balanced economy, above-average wealth levels, moderate debt burden and strong debt management. For the twelve months ended August 31, 2013, Minnesota issued approximately $5.7 billion in municipal bonds, a decrease of 19% from the twelve months ended August 31, 2012. However, most of the increase in the state’s 2012 issuance was in very high-quality (AA and higher) school district bonds.

How did the fund perform during the twelve-month period ended August 31, 2013?

Minnesota Municipal Income Fund II earned a total return of -10.44% based on NAV for the fiscal year ended August 31, 2013. The fund’s market price return was -16.60% during the period. The

4	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

fund’s closed-end competitive group, the Lipper Other States Municipal Debt Funds Average, produced a median return of -9.99% over the same timeframe. The Barclays Long Municipal Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned -7.43%.

Portfolio Allocation1

As a percentage of total investments on August 31, 2013

Health Care Revenue	27%

Housing Revenue	25

Education Revenue	18

General Obligations	10

Utility Revenue	7

Leasing Revenue	6

Economic Development Revenue	2

Industrial Development Revenue	2

Miscellaneous Authority Revenue	1

Recreation Authority Revenue	1

Tax Revenue	1
100%

1 Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

The fund underperformed both its Lipper peer group and benchmark for the fiscal year in a difficult year for fixed income markets. The broad themes in the municipal market in this reporting period were almost reversed from the prior year. Municipal bonds turned in very strong performance over the fund’s fiscal year ending August 31, 2012. For this fiscal year, ending August 31, 2013, the municipal market went through a moderate bear market cycle, reflected in the fund’s negative returns over the year. The negative performance during the last four months of the fund’s fiscal year was enough to overwhelm any positive returns that were produced earlier in the fiscal year.

The most significant performance driver for the fund this reporting period was sector allocation vs. the benchmark. The fund had an overweight allocation to education issues that represented twice the benchmark allocation. The education sector itself did not underperform all that significantly, but the fund’s weighting magnified the underperformance and was the cause of the largest negative performance impact. On the positive side, the fund’s overweights in hospital and housing issues aided performance, as did an underweight allocation to transportation.

Although less significant than sector allocation, duration was a secondary cause of the fund’s underperformance relative to the benchmark. Shorter maturities were impacted less by the steepening yield curve environment the municipal market experienced over the latter part of the fund’s fiscal year. The fund had very little exposure to the yield curve inside of the six-year maturity mark. The absence of an overweight allocation to shorter maturities hurt performance.

Rating bucket allocations vs. the benchmark were not significant performance contributors for the fund this fiscal year. Quality spreads did widen out somewhat near the end of the period, tending to

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	5

Fund Overview

make lower-rated investment-grade bonds underperform overall. However, the non-rated issues that the fund owns outperformed and the fund was overweight in this category. The fund was slightly overweight BBB-rated issues, which underperformed, impacting performance slightly negatively. The fund was underweight A-rated issues and that was not a significant performance determinant, as the ratings category performed roughly in line with the benchmark. The fund maintained its historic underweight to higher quality AA- and AAA-rated bonds and those outperformed the market, so those underweights were a drag on performance.

Bond Credit Quality Breakdown1

As a percentage of long-term investments on August 31, 2013

AAA	4%

AA	37

A	24

BBB	14

BB or Lower	5

NR	16

100%

1 Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings, Ltd (“Fitch”). If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

As reported above, Minnesota continues to be hampered by the limited supply of higher yielding new bonds in the state. Because of the lack of attractive new issuance, we’ve had to be very selective in the secondary market to find bonds in those higher yielding sectors and ratings categories. We continue to believe the fund is being adequately compensated for the additional risk of investing in longer duration assets, as over longer periods their incremental income has proven beneficial. We also remain comfortable with the sectors we are emphasizing and the credit composition of the portfolio. Although spreads between higher and lower quality bonds have widened over the year, they are still attractive compared to long term averages. We continue to have a constructive view of the value of the lower-rated issues which supports our emphasis on the non-rated and lower investment grade bonds, as these have also proven beneficial to the fund over the long term.

As always, our research team remains vigilant regarding its mandate to closely monitor the credit quality of the fund’s holdings. We will continue to focus on bottom-up security selection, while actively managing the fund’s overall risk profile.

6	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Thank you for your ongoing trust in our process and your investment in the Minnesota Municipal Income Fund II. If you have any questions, please don’t hesitate to contact us at 800.677.3863.

Douglas J. White, CFA

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

Christopher L. Drahn

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	7

Fund Overviews

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated Aa2 by Moody’s and AAA by S&P). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Normally, the dividend rates on the preferred shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy preferred shares and holders of preferred shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund’s preferred shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the preferred shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the preferred shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate could be higher than the dividend rate that would have been set had the auction been successful. In addition, the maximum applicable rate could be higher than the fund’s investment yield. Higher maximum applicable rates increase the fund’s cost of leverage and reduce the fund’s common share earnings.

8	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of First American Minnesota Municipal Income Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of First American Minnesota Municipal Income Fund II, Inc. (the “fund”), including the schedule of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First American Minnesota Municipal Income Fund II, Inc. at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 23, 2013

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	9

Schedule of Investments      |      August 31, 2013

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 163.3%
Economic Development Revenue — 3.6%
Minneapolis Development, Limited Tax Supported Common Bond, Series 2007-2A (AMT), 5.13%, 6/1/22	$500,000	$516,045
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	200,000	205,970

		722,015

Education Revenue — 29.9%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	100,000	82,730
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	350,000	357,095
Higher Education Facilities, Augsburg College, Series 2006-6J1, 5.00%, 5/1/28	200,000	195,916
Higher Education Facilities, Bethel University, Series 2007-6R, 5.50%, 5/1/24	500,000	505,580
Higher Education Facilities, Macalester College, Series 2012-7S, 3.25%, 5/1/36	1,000,000	745,770
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,011,980
5.25%, 4/1/39, Series 2009-6X	300,000	302,943
Minnesota State Colleges & Universities, Series 2013-A, 3.00%, 10/1/33	400,000	296,696
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	510,000	435,107
St. Paul Housing & Redevelopment Authority, Conservatory for Performing Artists Project, Series 2013-A, 4.63%, 3/1/43	110,000	85,932
St. Paul Housing & Redevelopment Authority, German Immersion School Project, Series 2013-A, 5.00%, 7/1/44	325,000	260,767
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	450,000	464,782
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,105,260
Woodbury City Charter School Lease, Series 2012-A, 5.00%, 12/1/43	100,000	83,806

		5,934,364

General Obligations — 12.4%
Crow Wing County Jail, Series 2004-B (NATL), 5.00%, 2/1/21	550,000	585,783
Fertile City Economic Development Authority, Series 2012-A, 4.00%, 12/1/39	280,000	229,726
Hennepin County, Series 2008-D, 5.00%, 12/1/25	1,000,000	1,104,650
Puerto Rico Commonwealth, Series 2007-A, 5.00%, 7/1/28	350,000	260,939
Rockford Independent School District No 883, Series 2013-A, 3.00%, 2/1/27	320,000	277,264

		2,458,362

Healthcare Revenue — 44.0%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	200,000	194,970
City of Cold Spring, Health Care Facilities, Assumption Home, Series 2013, 5.20%, 3/1/43	375,000	311,786
City of Sauk Rapids, Good Shepherd Lutheran Home, Series 2013, 5.13%, 1/1/39	100,000	84,492
Cuyuna Range Hospital District, Health Facilities, Series 2005, 5.50%, 6/1/35	400,000	391,524
Glencoe City Health Care Facilities, Glencoe Regional Health Services Project, Series 2013, 4.00%, 4/1/31	230,000	197,007
Maple Grove City Health Care Facilities, Maple Grove Hospital, Series 2007, 5.00%, 5/1/20	20,000	20,916
Maple Grove City Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	210,000	191,699
Marshall Medical Center, Weiner Medical Center Project, Series 2003-A, (Pre-refunded 11/1/13 @ 100), 5.35%, 11/1/17	75,000	75,602
Minneapolis & St. Paul Housing & Redevelopment Authority, HealthPartners Obligated Group Project, Series 2003, 5.88%, 12/1/29	750,000	757,290
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	450,000	403,065
Minneapolis Health Care Systems, Fairview Health Services,
6.63%, 11/15/28, Series 2008-A	875,000	1,010,406
6.50%, 11/15/38, Series 2008-B (AGC)	535,000	611,772
Minnesota Agricultural & Economic Development Board, Fairview Health Care System, Series 2000-A, 6.38%, 11/15/29	25,000	25,080
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 ¥	400,000	400,132
New Hope Housing & Health Care Facility, Masonic Home North Ridge, Series 1999, 5.75%, 3/1/15 ¥	275,000	275,192
Northern Itasca Hospital District, Health Facilities Gross Revenue, Series 2013-A, 4.40%, 12/1/33	250,000	212,298
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	200,000	175,670
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.10%, 9/1/25	500,000	500,900
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	715,000	734,884
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	450,000	461,353
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	200,000	203,030

The accompanying notes are an integral part of the financial statements.

10	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶
St. Paul Housing & Redevelopment Authority, Regions Hospital,
5.25%, 5/15/18	$500,000	$501,160
5.30%, 5/15/28	170,000	170,056
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	250,000	205,893
St. Paul Port Authority, HealthEast Midway Campus, Series 2005-A, 5.75%, 5/1/25	600,000	613,764

		8,729,941

Housing Revenue — 42.6%
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	300,000	249,069
Minneapolis Multifamily Housing, Seward Towers Project, Series 2003 (GNMA), 5.00%, 5/20/36	1,190,000	1,194,189
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	36,132	37,267
Minnesota Housing Finance Agency, Series 2009-E, 5.10%, 1/1/40	815,000	815,350
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	95,000	97,920
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,000,000	1,016,300
Minnesota Housing Finance Agency, Rental Housing, Series 2011-A, 5.45%, 8/1/41	1,700,000	1,736,516
Minnesota Housing Finance Agency, Residential Housing,
4.70%, 7/1/27, Series 2007-D (AMT)	850,000	853,936
5.65%, 7/1/33, Series 2008-B (AMT)	30,000	31,059
4.85%, 7/1/38, Series 2007-I (AMT)	10,000	9,650
3.90%, 7/1/43, Series 2013-C	750,000	606,675
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	300,000	267,444
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006,5.65%, 4/1/41 ¥	330,000	292,525
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal,
5.63%, 10/1/33, Series 2006 ¥	448,665	410,133
5.15%, 11/1/42, Series 2012-A	100,000	80,445
St. Paul Multifamily Housing, Selby Grotto Housing Project, Series 2003 (AMT) (FHA) (GNMA), 5.50%, 9/20/44	655,000	655,079
Wayzata Senior Housing Revenue, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	110,000	109,621

		8,463,178

Industry Development Revenue — 2.7%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	700,000	542,703

Leasing Revenue — 12.5%
Andover Economic Development Authority, Public Facility, Community Center, Series 2004 (Crossover Refunded 2/1/14 @ 100)
5.13%, 2/1/24	295,000	300,847
5.13%, 2/1/24	205,000	209,063
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 4.94%, 2/1/28	600,000	296,862
Minneapolis, Chartered School, Yinghua Academy Project, Series 2013-A, 6.00%, 7/1/43	400,000	369,320
St. Paul Housing & Redevelopment Authority Lease, High Ground Academy Project, Series 2013-A, 5.00%, 12/1/33	200,000	174,596
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	100,000	100,106
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	800,000	639,504
Washington County Housing & Redevelopment Authority, Lower St. Croix Valley Fire Protection, Series 2003, 5.13%, 2/1/24	400,000	400,188

		2,490,486

Miscellaneous Revenue — 1.8%
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	340,000	348,996

Recreation Authority Revenue — 1.7%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	330,000	329,980

Tax Revenue — 1.3%
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	150,000	135,208
St. Paul Housing & Redevelopment Authority Tax Increment, Upper Landing Project, Series 2012, 5.00%, 3/1/29	130,000	121,349

		256,557

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	11

Schedule of Investments      |      August 31, 2013

Minnesota Municipal Income Fund II (MXN)

	PAR/	FAIR
DESCRIPTION	SHARES	VALUE ¶
Utility Revenue — 10.8%
Chaska Electric,
5.00%, 10/1/30, Series 2005-A	$500,000	$510,960
6.10%, 10/1/30, Series 2000-A	10,000	10,033
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC)
5.00%, 1/1/18	300,000	340,671
5.00%, 1/1/20	250,000	274,985
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series 2008-A, 6.00%, 7/1/38	600,000	450,702
Puerto Rico Electric Power Authority, Series 2007-VV (NATL), 5.25%, 7/1/29	520,000	404,102
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL),
4.03%, 1/1/24	115,000	76,137
4.35%, 1/1/26	100,000	58,809
4.52%, 1/1/27	40,000	22,039

		2,148,438

Total Municipal Long-Term Investments (Cost: $33,678,943)		32,425,020

Short-Term Investment — 0.1%
Federated Minnesota Municipal Cash Trust, Institutional Shares, 0.01% W (Cost: $14,644)	14,644	14,644

Total Investments ▲ —163.4% (Cost: $33,693,587)		32,439,664

Preferred Shares at Liquidation Value — (65.5)%		(13,000,000)

Other Assets and Liabilities, Net — 2.1%		410,577

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$19,850,241

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¥	Security considered illiquid. As of August 31, 2013, the fair value of these investments was $1,843,170 or 9.3% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

Crossover refunded securities are typically backed by the credit of the refunding issuer, which secures the timely payment of principal and interest. These bonds mature at the call date and price indicated.

Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of August 31, 2013.

W	The rate shown is the annualized seven-day effective yield as of August 31, 2013.

▲	On August 31, 2013, the cost of investments for federal income tax purposes was $33,694,012. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$810,298
Gross unrealized depreciation	(2,064,646)

Net unrealized depreciation	$(1,254,348)

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of August 31, 2013, the aggregate fair value of securities subject to the AMT was $2,645,739, which represents 13.3% of total net assets applicable to common shares.

FHA–Federal Housing Administration

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSDCEP–Minnesota School District Credit Enhancement Program NATL–National Public Finance Guarantee Corporation

NATL–National Public Finance Guarantee Corporation

The accompanying notes are an integral part of the financial statements.

12	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Statement of Assets and Liabilities      |       August 31, 2013

Assets:
Unaffiliated investments, at fair value (Cost: $33,693,587) (note 2)	$32,439,664
Receivable for accrued interest	449,095
Prepaid expenses and other assets	35,929

Total assets	32,924,688

Liabilities:
Payable for preferred share distributions (note 3)	211
Payable for investment advisory fees	9,651
Payable for administration fees	5,515
Payable for postage and printing fees	4,953
Payable for audit fees	12,020
Payable for remarketing fees	7,276
Payable for legal fees	17,522
Payable for pricing fees	1,347
Payable for transfer agent fees	5,375
Payable for other expenses	10,577

Total liabilities	74,447

Preferred shares, at liquidation value (note 3)	13,000,000

Net assets applicable to outstanding common shares	$19,850,241

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	176,458
Accumulated net realized gain on investments	128,732
Net unrealized depreciation of investments	(1,253,923)

Net assets applicable to outstanding common shares	$19,850,241

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$19,850,241
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$13.48
Market price per share	$13.46

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	13

Statement of Operations      |      For the year ended August 31, 2013

Investment Income:
Interest from unaffiliated investments	$1,717,397
Dividends from unaffiliated money market fund	27

Total investment income	1,717,424

Expenses (note 5)
Investment advisory fees	124,887
Administration fees	71,364
Custodian fees	2,128
Auction commission fees	33,048
Postage and printing fees	17,604
Transfer agent fees	24,349
Listing fees	8,775
Directors’ fees	72,912
Legal fees	36,033
Audit fees	55,268
Insurance fees	29,882
Pricing fees	9,457
Other expenses	37,229

Total expenses	522,936

Less: Indirect payments from custodian (note 5)	(34)

Net investment income	1,194,522

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized gain on investments	208,360
Net change in unrealized appreciation or depreciation of investments	(3,679,181)

Net loss on investments	(3,470,821)

Distributions to preferred shareholders (note 2):

From net investment income	(27,091)

Net decrease in net assets applicable to outstanding common shares resulting from operations	$(2,303,390)

The accompanying notes are an integral part of the financial statements.

14	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Statements of Changes in Net Assets

	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$1,194,522	$1,222,702
Net realized gain on investments	208,360	132,302
Net change in unrealized appreciation or depreciation of investments	(3,679,181)	1,698,269
Distribution to preferred shareholders from net investment income (note 2)	(27,091)	(31,257)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	(2,303,390)	3,022,016

Distributions to common shareholders (note 2):
From net investment income	(1,130,148)	(1,189,049)
From net realized gain on investments	(35,929)	—

Total distributions	(1,166,077)	(1,189,049)

Total increase (decrease) in net assets applicable to outstanding common shares	(3,469,467)	1,832,967

Net assets applicable to outstanding common shares at beginning of period	23,319,708	21,486,741

Net assets applicable to outstanding common shares at end of period	$19,850,241	$23,319,708

Undistributed net investment income	$176,458	$139,175

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	15

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$15.84	$14.59	$15.08	$13.34	$13.78

Operations:
Net investment income	0.81	0.83	0.87	0.92	0.89
Net realized and unrealized gain (losses) on investments and futures contracts	(2.36)	1.25	(0.49)	1.72	(0.45)
Distributions to preferred shareholders:
From net investment income	(0.02)	(0.02)	(0.03)	(0.03)	(0.15)

Total from operations	(1.57)	2.06	0.35	2.61	0.29

Distributions to common shareholders:
From net investment income	(0.77)	(0.81)	(0.84)	(0.87)	(0.73)
From net realized gain on investments	(0.02)	—	—	—	—

Total distributions to common shareholders	(0.79)	(0.81)	(0.84)	(0.87)	(0.73)

Net asset value, common shares, end of period	$13.48	$15.84	$14.59	$15.08	$13.34

Market value, common shares, end of period	$13.46	$16.94	$15.15	$15.22	$14.13

Selected Information
Total return, common shares, net asset value [1]	(10.44)%	14.49%	2.64%	20.20%	2.76%
Total return, common shares, market value [2]	(16.60)%	17.43%	5.34%	14.22%	15.43%
Net assets applicable to outstanding common shares at end of period (in millions)	$20	$23	$21	$22	$20
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	5.27%	5.44%	6.18%	6.50%	7.25%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	5.27%	5.44%	6.18%	6.50%	7.25%
Portfolio turnover rate	24%	11%	15%	17%	17%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$13	$13	$13	$13	$13
Asset coverage per remarketed preferred share (in thousands) [4]	$63	$70	$66	$68	$63
Liquidation preference and market value per remarketed preferred share (in thousands)	$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

The accompanying notes are an integral part of the financial statements.

16	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Notes to Financial Statements

(1)	Organization

First American Minnesota Municipal Income Fund II, Inc. (the “fund”) is registered under the Investment Company Actof1940, as amended (the Investment Company Act), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors, Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of
Significant
Accounting
Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of August 31, 2013, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	17

Notes to Financial Statements

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2013, the fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Investments
Municipal Long-Term Investments	$—	$32,425,020	$—	$32,425,020
Short-Term Investments	14,644	—	—	14,644

Total Investments	$14,644	$32,425,020	$—	$32,439,664

Refer to the Schedule of Investments for further security classification.

During the fiscal year ended August 31, 2013, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

18	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2013, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012, were as follows:

	8/31/13	8/31/12
Distributions paid from:
Tax-exempt income	$1,157,464	$1,213,723
Ordinary income	—	6,474
Long-term capital gains (loss)	35,929	—

	$1,193,393	$1,220,197

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$179,235
Undistributed ordinary income	2,668
Undistributed long-term capital gain (loss)	129,157
Unrealized appreciation (depreciation)	(1,254,348)
Other accumulated gain (loss)	(5,445)

Accumulated earnings (deficit)	$(948,733)

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	19

Notes to Financial Statements

For federal income tax purposes, the fund had no capital loss carryovers at August 31, 2013. During the fiscal year ended August 31, 2013, the fund utilized $41,578 of capital loss carryovers.

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of August 31, 2013, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange in which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2013, the fund had no outstanding futures contracts.

20	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2013, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of August 31, 2013, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of August 31, 2013, the fund held 6 illiquid securities, the fair value of which was $1,843,170, which represents 9.3% of total net assets applicable to outstanding common shares. As of August 31, 2013, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Date	Cost
Security	Par	Acquired	Basis
Minneapolis Tax Increment, Village at St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	$150,000	11/05	$150,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	400,000	05/03	405,479
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	330,000	11/02	332,226
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006,5.65%, 4/1/41	330,000	04/06	325,448
New Hope Housing & Health Care Facility, Masonic Home North Ridge, Series 1999, 5.75%, 3/1/15	275,000	11/02	275,213
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006 5.63%, 10/1/33	448,665	10/06	456,056

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the year ended August 31, 2013, the fund had no outstanding investments in inverse floaters.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	21

Notes to Financial Statements

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2013, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2013, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Auction
Preferred
Shares

As of August 31, 2013, the fund had 520 auction preferred shares (“AP® shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the AP® shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the “Auction Agent”).

Normally, the dividend rates on the AP® shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP® shares and holders of AP® shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund’s AP® shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the AP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On August 31, 2013, the maximum applicable rate was 0.10%.

In the event of a failed auction, holders of AP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when or if future auctions might succeed in attracting sufficient buyers for the shares offered.

AP® is a registered trademark of Merrill Lynch & Company (“Merrill Lynch”).

(4)	Investment
Security
Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2013, aggregated $8,440,942 and $8,928,558, respectively.

(5)	Fees and
Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

22	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, LLC (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administration fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund’s average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the year ended August 31, 2013, custodian fees were not reduced as a result of overdrafts and reduced by $34 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services,

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	23

Notes to Financial Statements

insurance, pricing, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2013, legal fees and expenses of $1,838 were paid to a law firm of which a former Assistant Secretary of the fund had served as a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7)	Recent
Accounting
Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time management is evaluating the implications of the update and the impact to the financial statements.

24	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Notice to Shareholders      |      (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you will be automatically enrolled in the fund’s Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan administrator.

Shareholders may elect not to participate in the plan and to receive all dividends in cash by sending written instructions to Computershare at the address set forth below or by calling Computershare at 800.426.5523. Participation in the plan may be terminated or resumed at any time without penalty by contacting Computershare before the dividend record date; otherwise, the termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Eligibility/Participation

In the event you opt out of the plan, you may resume participation in the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may re-join the plan directly and have your distributions reinvested in additional shares of the fund. To re-enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may resume participation.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Whenever the fund declares a dividend or other capital gain distribution payable in cash, nonparticipants in the plan will receive cash and participants in the plan will receive the equivalent in common shares. Computershare will buy shares of the fund on the NYSE MKT or elsewhere on the open market (open-market purchases), beginning on the payment date.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a weighted average price per share of all shares purchased in an open-market to fill the combined purchase order. Each participant will pay a pro rata share of brokerage commissions incurred in connection with the open-market purchases. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records.

Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	25

Notice to Shareholders      |      (unaudited)

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the Plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. The fund will give you at least 30 days advance written notice if it makes a material amendment to or terminates the Plan. Any questions about the Plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI, 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions

(the fund designates income from tax-exempt securities as 100.00%)

Payable Date	Amount
September 19, 2012	$0.0675
October 24, 2012	0.0675
November 20, 2012	0.0675
December 19, 2012	0.0675
January 10, 2013	0.0650
February 20, 2013	0.0650
March 20, 2013	0.0650
April 17, 2013	0.0625
May 15, 2013	0.0625
June 19, 2013	0.0625
July 17, 2013	0.0625
August 21, 2013	0.0625

$0.7775

Common Share Long-Term Gain Distributions

(the fund designates the following amounts as long-term capital gains)

Payable Date	Amount
January 10, 2013	$0.0244

Preferred Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00%, qualifying as exempt-interest dividends)

Amount
Total class “F”	$52.10

26	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Preferred Share Long-Term Gain Distributions

(the fund designates the following amounts as long-term capital gains)

Amount
Total class “F”	$1.97

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2013 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The fund designates 1.58% of taxable ordinary income distributions during the fiscal period ended August 31, 2013 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

The fund designates 0.00% of taxable ordinary income distributions during the fiscal period ended August 31, 2013 as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the website of the U.S. Securities and Exchange Commission (SEC) at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at

FirstAmericanFunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The fund’s board of directors, which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund’s advisory agreement with USBAM. In addition to determining whether to renew the advisory agreement with USBAM (the Agreement), the board is also responsible for determining whether to renew sub-advisory agreements (the Sub-Advisory Agreements) for the fund.

At a meeting on June 17-18, 2013, the board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a Sub-Advisor and collectively, the Sub-Advisors). In advance of the meeting, the board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the Agreements) and had the opportunity to ask questions and request further information in connection with its consideration. The board approved the Agreements through June 30, 2014.

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	27

Notice to Shareholders      |      (unaudited)

fund, (2) the investment performance of the fund, (3) the profitability of USBAM and the Sub-Advisors related to the fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the board concluded that the Agreements are fair and in the best interests of the fund’s shareholders. In reaching its conclusions, the board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to the fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the fund. The board reviewed NAM’s key personnel who provide investment management services to the fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the fund include investment research and security selection, and adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the fund, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the fund, including the fund’s sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the board concluded that the fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Fund

The board considered the performance of the fund on a gross-of-expenses basis, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the performance universe) and how the fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2013.

The board noted that the fund outperformed both its performance universe median and its benchmark index for all applicable periods except that the fund underperformed its benchmark and its peer universe median on a net-of-expenses basis for the one-year period. Given the fund’s strong performance relative to its performance universe and benchmark for the three- and five-year periods, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as the fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the fund. The board compared fee and expense information for the fund to fee and expense information for comparable funds managed by other advisors. The board also reviewed advisory fees for other funds advised or sub-advised by NFA and NAM and for other accounts managed by NFA and NAM.

28	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Using information provided by an independent data service, the board also evaluated the fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the fund’s total expense ratio compared to the median total expense ratio both before and after waivers of comparable funds. The board noted that the fund’s actual and contractual advisory fee was lower than the peer group median advisory fee, though the fund’s total expense ratio was higher than its peer group median total expense ratio. The board noted that certain fund expenses are allocated equally among funds regardless of asset size and that this methodology had a significant impact on the fund’s total expense ratio because of its very small size. The board further noted that the fund had performed competitively. Based on the fund’s performance and the competitiveness of its advisory fee, the board concluded that the fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the fund, the board noted that USBAM and certain of its affiliates serve the fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The board considered that each service provided to the fund by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of the fund and its shareholders.

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	29

Notice to Shareholders      |      (unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since inception	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since October 2006	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of MXN since January 2011; Director of MXN since inception	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since inception	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MXN since inception	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

30	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

Officers
Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of MXN since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of MXN since January 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc., from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of MXN since January 2011; Assistant Treasurer of MXN from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MXN since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MXN since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of MXN since January 2011; Assistant Secretary of MXN from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MXN since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser
*	Messrs. Ulrey, Thole, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the fund

MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT	31

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

32	MINNESOTA MUNICIPAL INCOME FUND II	2013 ANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Fund II

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Fund II

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Fund II

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Fund II

Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2013 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.	This document is printed on paper containing 10% postconsumer waste. 10/2013 0076-12 MXN-AR

FIRST AMERICAN

  SEMIANNUAL REPORT

February 28, 2014

     Minnesota Municipal Income Portfolio

OUR IMAGE–GEORGE WASHINGTON

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

1	Explanation of Financial Statements

2	Fund Overview

3	Schedule of Investments

7	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

19	Notice to Shareholders

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	1

Fund Overview

Portfolio Allocation1

As a percentage of total investments on February 28, 2014

Healthcare Revenue	28%

Utility Revenue	18

Education Revenue	16

Housing Revenue	13

General Obligations	7

Tax Revenue	5

Leasing Revenue	5

Economic Development Revenue	2

Pre-refunded Issues[2]	2

Industrial Development Revenue	2

Miscellaneous Revenue	2

100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown3

As a percentage of long-term investments on February 28, 2014

AAA	3%

AA	25

A	31

BBB	18

BB	5

NR	18

100%

3Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

2	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Schedule of Investments      |      February 28, 2014 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 147.7%
Economic Development Revenue — 3.7%
Minneapolis Development, Limited Tax Supported Common Bond (AMT),
4.85%, 12/1/17, Series 2006-1A	$580,000	$617,648
4.88%, 12/1/18, Series 2006-1A	610,000	645,038
5.13%, 6/1/22, Series 2007-2A	500,000	524,160
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	500,000	537,510

		2,324,356

Education Revenue — 23.5%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	290,000	267,421
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	900,000	931,293
Duluth Housing & Redevelopment Authority, Public Schools Academy, Series 2010-A, 5.60%, 11/1/30	1,000,000	1,011,000
Higher Education Facilities, Augsburg College, Series 2006-6J1, 5.00%, 5/1/28	1,500,000	1,511,295
Higher Education Facilities, Bethel University, Series 2007-6R
5.50%, 5/1/27	1,000,000	1,020,610
5.50%, 5/1/37	200,000	201,952
Higher Education Facilities, College of Art & Design, Series 2006-6K, 5.00%, 5/1/26	1,000,000	1,010,010
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,049,630
5.25%, 4/1/39, Series 2009-6X	700,000	753,109
Minneapolis, University Gateway Project, Series 2006, 4.50%, 12/1/31	2,000,000	2,023,840
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	1,365,000	1,309,376
St. Paul Housing & Redevelopment Authority, Conservatory for Performing Artists Project, Series 2013-A, 4.63%, 3/1/43	250,000	214,605
St. Paul Housing & Redevelopment Authority, German Immersion School Project, Series 2013-A, 5.00%, 7/1/44	1,255,000	1,075,874
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	650,000	679,113
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project, Series 2007, 5.00%, 10/1/24	500,000	529,725
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,186,420

		14,775,273

General Obligations — 10.0%
Burnsville Independent School District Number 191, Alternative Facilities, Series 2008-A (MSDCEP), 4.75%, 2/1/24	1,600,000	1,783,088
Mankato Independent School District No. 77, School Building Bonds, Series 2014-A (MSDCEP), 4.00%, 2/1/30	400,000	418,348
Minnesota State, Highway & Various Purpose, Series 2007, 5.00%, 8/1/25	3,000,000	3,380,130
St. Louis County Independent School District No. 2142, Series 2014-A (MSDCEP), 3.50%, 2/1/23	200,000	210,610
St. Paul Housing & Redevelopment Authority Charter School Lease, Hmong Education Reform, Series 2012-A, 5.25%, 9/1/32	500,000	469,580

		6,261,756

Healthcare Revenue — 42.6%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	300,000	309,087
City of Cold Spring, Health Care Facilities, Assumption Home, Series 2013, 5.20%, 3/1/43	500,000	466,735
City of Sauk Rapids, Good Shepherd Lutheran Home, Series 2013, 5.13%, 1/1/39	215,000	193,661
Cuyuna Range Hospital District, Health Facilities, 5.00%, 6/1/29	1,000,000	1,002,310
Maple Grove Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	2,000,000	2,007,760
Maple Grove Health Care Systems, Maple Grove Hospital, Series 2007, 5.25%, 5/1/25	1,000,000	1,033,650
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	900,000	853,317
Minneapolis Health Care Systems, Fairview Health Services, Series 2008-A, 6.63%, 11/15/28	1,800,000	2,125,854
Minnesota Agricultural & Economic Development Board, Essentia Health, Series 2008-E (AGC), 5.00%, 2/15/37	3,750,000	3,852,937
Minnesota Agricultural & Economic Development Board, Health Care System, Series 1997-A (NATL), 5.75%, 11/15/26	35,000	35,050
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 ¥	1,000,000	1,000,870
Northern Itasca Hospital District, Health Facilities,
4.50%, 12/1/25, Series 2013-C	240,000	243,149
4.75%, 12/1/27, Series 2013-C	190,000	194,089
4.40%, 12/1/33, Series 2013-A	460,000	434,967
Pine City Health Care & Housing, North Branch, Series 2006-A (GNMA), 4.80%, 10/20/26 (Pre-refunded 4/21/14 @ 100) ¯	1,000,000	1,006,660
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	500,000	480,425

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	3

Schedule of Investments      |      February 28, 2014 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.25%, 9/1/34	$1,000,000	$1,003,170
St. Cloud Health Care, CentraCare Health System, Series 2010-A, 5.13%, 5/1/30	500,000	540,420
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	1,500,000	1,591,710
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	1,175,000	1,278,976
St. Paul Housing & Redevelopment Authority, Episcopal Homes Project, Series 2013, 5.13%, 5/1/48	500,000	438,775
St. Paul Housing & Redevelopment Authority, Health Care Facility, HealthPartners Obligation Group Project, Series 2006, 5.25%, 5/15/36	1,430,000	1,461,775
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	1,150,000	1,177,105
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33 ¥	885,459	875,596
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	650,000	581,672
St. Paul Port Authority, HealthEast Midway Campus,
5.75%, 5/1/25, Series 2007-A	100,000	102,404
5.88%, 5/1/30, Series 2005-A	500,000	510,275
6.00%, 5/1/30, Series 2005-B	900,000	919,881
West St. Paul Health Care Facilities, Walker Thompson Hill Project, Series 2011-A, 7.00%, 9/1/46	1,000,000	1,020,910

		26,743,190

Housing Revenue — 19.4%
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series 1997-A, 6.25%, 5/1/18 ¥	290,000	288,501
Coon Rapids Multifamily Housing, Tralee Terrace Apartments, Series 2010 (FHLMC), 4.50%, 6/1/26	1,700,000	1,787,176
Cottage Grove Senior Housing, Cottage Grove Project, Series 2006-A, 5.00%, 12/1/31 ¥	445,000	431,218
Maplewood Multifamily, Carefree Cottages II, Series 2004 (AMT) (FNMA) (Mandatory Put 4/15/19 @ 100), 4.80%, 4/15/34	985,000	988,192
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	750,000	675,135
Minneapolis Multifamily Housing, Vantage Flats Project, Series 2007 (AMT) (GNMA), 5.20%, 10/20/48	970,000	978,012
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	182,399	188,458
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	145,000	153,285
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,230,000	1,317,281
Minnesota Housing Finance Agency, Rental Housing, Series 2011, 5.05%, 8/1/31	355,000	372,587
Minnesota Housing Finance Agency, Residential Housing (AMT),
4.70%, 7/1/27, Series 2007-D	2,235,000	2,263,541
5.65%, 7/1/33, Series 2008-B	490,000	515,078
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	700,000	680,421
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41 ¥	800,000	789,680
Wayzata Senior Housing, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	220,000	226,780
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28 ¥	520,000	507,494

		12,162,839

Industry Development Revenue — 2.5%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	1,950,000	1,554,111

Leasing Revenue — 8.6%
City of Forest Lake Charter School Lease, Lakes International Language Academy Project, Series 2014-A, 5.75%, 8/1/44	375,000	377,610
City of Ramsey Lease, Pact Charter School Project, Series 2013-A, 5.50%, 12/1/33	270,000	275,438
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 4.22%, 2/1/28 °	1,000,000	558,060
Minneapolis, Chartered School Lease, Yinghua Academy Project, Series 2013-A, 6.00%, 7/1/43	1,000,000	989,010
Pine County Housing & Redevelopment Authority, Series 2005-A, 5.00%, 2/1/31 (Pre-refunded 2/1/16 @ 100) ¯	1,000,000	1,087,100
St. Paul Housing & Redevelopment Authority Lease, High Ground Academy Project, Series 2013-A, 5.00%, 12/1/33	500,000	482,320
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	400,000	413,664
St. Paul Port Authority, Regions Hospital Parking Ramp Project, Series 2007-1, 5.00%, 8/1/36	1,000,000	958,340
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	320,000	289,149

		5,430,691

Miscellaneous Revenue — 2.4%
Minneapolis, National Marrow Donor Program, Series 2010, 4.25%, 8/1/20	1,000,000	1,035,530
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	460,000	498,769

		1,534,299

The accompanying notes are an integral part of the financial statements.

4	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶
Recreation Authority Revenue — 0.6%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	$360,000	$360,176

Tax Revenue — 7.0%
City of Minneapolis Development, Limited Tax Supported Common Bond Fund, Series 2013-1, 4.50%, 6/1/33	1,400,000	1,431,234
Minneapolis Tax Increment, Grant Park Project, Series 2006, 5.35%, 2/1/30	1,000,000	950,990
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	450,000	437,517
St. Paul Housing & Redevelopment Authority, Tax Increment, Upper Landing Project, Series 2012, 5.00%, 9/1/26	450,000	448,344
Virgin Islands Public Finance Authority, Series 2009-B, 5.00%, 10/1/25	1,050,000	1,112,496

		4,380,581

Transportation Revenue — 0.3%
St. Paul Metropolitan Airports Commission, Series 2010-D (AMT), 4.00%, 1/1/23	200,000	206,730

Utility Revenue — 27.1%
Buffalo Capital Appreciation Water & Sewer, Series 2009-B, Zero Coupon Bond (MSCP), °
1.66%, 10/1/21	1,800,000	1,479,924
1.89%, 10/1/22	1,800,000	1,392,516
2.06%, 10/1/23	1,800,000	1,310,922
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC),
5.00%, 1/1/20	750,000	838,087
5.00%, 1/1/21	1,000,000	1,117,850
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL), °
1.84%, 1/1/19	8,600,000	7,870,204
3.18%, 1/1/23	1,100,000	832,238
3.35%, 1/1/24	3,070,000	2,213,808

		17,055,549

Total Municipal Long-Term Investments (Cost: $87,278,305)		92,789,551

Short-Term Investment — 0.3%
Federated Minnesota Municipal Cash Trust Institutional Shares, 0.01% W (Cost: $161,415)	161,415	161,415

Total Investments ▲ — 148.0% (Cost: $87,439,720)		92,950,966

Preferred Shares at Liquidation Value — (49.5)%		(31,100,000)

Other Assets and Liabilities, Net — 1.5%		953,225

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$62,804,191

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of February 28, 2014, the fair value of these investments was $4,691,052 or 7.5% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

¯	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of February 28, 2014.

W	The rate shown is the annualized seven-day effective yield as of February 28, 2014.

▲	On February 28, 2014, the cost of investments for federal income tax purposes was approximately $87,439,720. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$6,693,019
Gross unrealized depreciation	(1,181,773)

Net unrealized appreciation	$5,511,246

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	5

Schedule of Investments      |      February 28, 2014 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of February 28, 2014, the aggregate fair value of securities subject to the AMT was $8,480,968, which represents 13.5% of total net assets applicable to common shares.

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSCP–Minnesota State Credit Program

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

The accompanying notes are an integral part of the financial statements.

6	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Statement of Assets and Liabilities      |       February 28, 2014 (unaudited)

Assets:
Unaffiliated investments, at fair value (Cost: $87,439,720) (note 2)	$92,950,966
Receivable for accrued interest	1,024,105
Prepaid expenses and other assets	23,220

Total assets	93,998,291

Liabilities:
Payable for preferred share distributions (note 3)	206
Bank overdraft	6
Payable for investment advisory fees	24,451
Payable for administration fees	14,078
Payable for postage and printing fees	6,258
Payable for audit fees	9,204
Payable for remarketing fees	15,315
Payable for legal fees	17,570
Payable for pricing fees	1,243
Payable for transfer agent fees	2,364
Payable for other expenses	3,405

Total liabilities	94,100

Preferred shares, at liquidation value (note 3)	31,100,000

Net assets applicable to outstanding common shares	$62,804,191

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$57,707,687
Undistributed net investment income	591,910
Accumulated net realized loss on investments	(1,006,652)
Net unrealized appreciation of investments	5,511,246

Net assets applicable to outstanding common shares	$62,804,191

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$62,804,191
Common shares outstanding (authorized 200 million shares of $0.01 par value)	4,146,743
Net asset value per share	$15.15
Market price per share	$17.11

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$31,100,000
Preferred shares outstanding (authorized one million shares)	1,244
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	7

Statement of Operations      |      For the six-month period ended February 28, 2014 (unaudited)

Investment Income:
Interest from unaffiliated investments	$2,275,174
Dividends from unaffiliated money market fund	427

Total investment income	2,275,601

Expenses (note 5)
Investment advisory fees	159,300
Administration fees	91,029
Remarketing agent fees	22,467
Custodian fees	2,295
Postage and printing fees	8,589
Transfer agent fees	16,122
Listing fees	4,342
Directors’ fees	34,548
Legal fees	17,741
Audit fees	28,935
Insurance fees	17,230
Pricing fees	4,492
Other expenses	16,786

Total expenses	423,876

Net investment income	1,851,725

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized loss on investments	(550,735)
Net change in unrealized appreciation or depreciation of investments	4,260,397

Net gain on investments	3,709,662

Distributions to preferred shareholders (note 2):
From net investment income	(16,230)

Net increase in net assets applicable to outstanding common shares resulting from operations	$5,545,157

The accompanying notes are an integral part of the financial statements.

8	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Statements of Changes in Net Assets

	Six-Month Period Ended 2/28/14 (unaudited)	Year Ended 8/31/13
Operations:
Net investment income	$1,851,725	$3,742,771
Net realized gain (loss) on investments	(550,735)	400,865
Net change in unrealized appreciation or depreciation of investments	4,260,397	(8,325,178)
Distribution to preferred shareholders from net investment income (note 2)	(16,230)	(64,655)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	5,545,157	(4,246,197)

Distributions to common shareholders (note 2):
From net investment income	(1,841,154)	(3,682,308)

Total increase (decrease) in net assets applicable to outstanding common shares	3,704,003	(7,928,505)

Net assets applicable to outstanding common shares at beginning of period	59,100,188	67,028,693

Net assets applicable to outstanding common shares at end of period	$62,804,191	$59,100,188

Undistributed net investment income	$591,910	$597,569

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	9

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Six-Month Period Ended 2/28/14		Year Ended August 31,
	(unaudited)		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$14.25		$16.16	$14.56	$15.28	$13.39	$13.71

Operations:
Net investment income	0.45		0.90	0.90	0.88	0.92	0.90
Net realized and unrealized gain (losses) on investments and futures contracts	0.89		(1.90)	1.56	(0.71)	1.91	(0.22)
Distributions to preferred shareholders:
From net investment income	(—	) [5]	(0.02)	(0.02)	(0.03)	(0.03)	(0.11)
From net realized gain on investments	—		—	—	—	—	(0.03)

Total from operations	1.34		(1.02)	2.44	0.14	2.80	0.54

Distributions to common shareholders:
From net investment income	(0.44)		(0.89)	(0.84)	(0.86)	(0.91)	(0.79)
From net realized gain on investments	—		—	—	—	—	(0.07)

Total distributions to common shareholders	(0.44)		(0.89)	(0.84)	(0.86)	(0.91)	(0.86)

Net asset value, common shares, end of period	$15.15		$14.25	$16.16	$14.56	$15.28	$13.39

Market value, common shares, end of period	$17.11		$14.82	$17.52	$15.37	$15.70	$14.77

Selected Information
Total return, common shares, net asset value [1]	9.60	% [6]	(6.77)%	17.25%	1.30%	21.66%	4.85%
Total return, common shares, market value [2]	18.72	% [6]	(10.99)%	19.91%	3.73%	12.86%	20.92%
Net assets applicable to outstanding common shares at end of period (in millions)	$63		$59	$67	$60	$63	$56
Ratio of expenses to average weekly net assets applicable to outstanding common shares [3]	1.41	% [7]	1.35%	1.42%	1.46%	1.29%	1.42%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	6.15	% [7]	5.68%	5.82%	6.25%	6.46%	7.32%
Portfolio turnover rate	5%		11%	6%	10%	16%	16%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$31		$31	$31	$31	$31	$31
Asset coverage per remarketed preferred share (in thousands) [4]	$75		$73	$79	$74	$76	$70
Liquidation preference and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
[5]	Amount rounds to less than $0.01 per share.
[6]	Total return has not been annualized.
[7]	Annualized.

The accompanying notes are an integral part of the financial statements.

10	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Notes to Financial Statements      |      (unaudited as to February 28, 2014)

(1)	Organization

Minnesota Municipal Income Portfolio, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors, Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXA.

The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of
Significant
Accounting
Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of February 28, 2014, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	11

Notes to Financial Statements

reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of February 28, 2014, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Municipal Long-Term Investments	$—	$92,789,551	$—	$92,789,551
Short-Term Investment	161,415	—	—	161,415

Total Investments	$161,415	$92,789,551	$—	$92,950,966

Refer to the Schedule of Investments for further security classification.

During the six-month period ended February 28, 2014, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM’s investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and it presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

12	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of February 28, 2014, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month periods ended February 28, 2014 (estimated), and the fiscal year ended August 31, 2013, were as follows:

	02/28/14	08/31/13
Distributions paid from:
Tax exempt income	$1,857,384	$3,747,267
Ordinary income	—	—

	$1,857,384	$3,747,267

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$594,833
Undistributed tax-exempt income	8,256
Accumulated capital and post-October losses	(452,405)
Unrealized appreciation (depreciation)	1,247,337
Other accumulated gain (loss)	(5,520)

Accumulated earnings (deficit)	$1,392,501

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	13

Notes to Financial Statements

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2013, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$452,405	2018

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of February 28, 2014, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market

14	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of February 28, 2014, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 2014, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of February 28, 2014, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.

As of February 28, 2014, the fund held eight illiquid securities, the fair value of which was $4,691,052, which represents 7.5% of total net assets applicable to outstanding common shares. As of February 28, 2014, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series 1997-A, 6.25%, 5/1/18	$290,000	04/04	$279,357
Cottage Grove Senior Housing, Cottage Grove Project, Series 2006-A, 5.00%, 12/1/31	445,000	12/06	445,000
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	450,000	11/05	450,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	1,000,000	12/02	1,000,000
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	360,000	12/03	362,145
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41	800,000	04/06	789,049
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33	885,459	10/06	899,845
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28	520,000	05/07	519,814

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	15

Notes to Financial Statements

leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the six-month period ended February 28, 2014, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 28, 2014, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Period End

On April 1, 2014, the fund announced its issuance of a new series of preferred stock, Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) through a private placement with a qualified institutional buyer. The proceeds of $31.1 million generated by the issuance of the VMTP Shares have been deposited in trust with Bank of New York Mellon and will be used to redeem all of the outstanding remarketed preferred shares (“RP® shares”) at their liquidation preference of $25,000 per share in early May 2014.

The VMTP Shares have a term redemption date of May 1, 2017. VMTP dividends will be set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and are preferred securities that are senior, with priority in all respects, to shares of the fund’s common stock in liquidation and as to payments of dividends. The initial spread to SIFMA is 0.95% and is subject to increase under certain circumstances. The VMTP Shares are equal in priority to the RP® shares.

On April 14, 2014, TIAA-CREF announced an agreement to acquire Nuveen Investments, Inc. The acquisition is expected to be completed by December 31, 2014, subject to customary closing conditions, including approval by the shareholders of the fund. The current sub-advisors of the fund, NFA and NAM, are, respectively, direct and indirect wholly-owned subsidiaries of Nuveen Investments, Inc.

(3)	Remarketed
Preferred
Shares

As of February 28, 2014, the fund had outstanding 1,244 RP® shares (622 shares in Class “M” and 622 shares in Class “W”) with a liquidation preference of $25,000 per share. The dividend rate on the RP® shares is adjusted every seven days (on Mondays for Class “M” and on Wednesdays for Class “W”), as determined by the remarketing agent, Merrill Lynch & Co. (The “Remarketing Agent”).

Normally, the dividend rates on the RP® shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy RP® shares and holders of RP® shares who wish to sell. Since February 13, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund’s RP® shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the RP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the RP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

16	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the remarketing been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On February 28, 2014, the maximum applicable rates were 0.10% for Class “M” and 0.10% for Class “W”.

In the event of a failed remarketing, holders of RP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful remarketing. There is no way to predict when or if future remarketings might succeed in attracting sufficient buyers for the shares offered.

RP® is a registered trademark of the Remarketing Agent.

(4)	Investment
Security
Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 28, 2014, aggregated $4,831,219 and $4,187,491, respectively.

(5)	Fees and
Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administrative Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	17

Notes to Financial Statements

Remarketing Agent Fees

The fund has entered into a remarketing agreement with the Remarketing Agent. The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund’s average amount of RP® shares outstanding. For its fee, the Remarketing Agent will remarket shares of RP® shares tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the six-month period ended February 28, 2014, custodian fees were increased by $20 as a result of overdrafts and not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

Notice to Shareholders      |      (unaudited)

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the fund’s policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund’s Form N-Q is available (1) without charge upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the fund’s Form N-Q at the Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT	19

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the Information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund, Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

20	MINNESOTA MUNICIPAL INCOME PORTFOLIO	2014 SEMIANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Portfolio

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Portfolio

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Portfolio

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Portfolio

Owner and President of Jim Wade Homes

Minnesota Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Portfolio

2014 Semiannual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.	This document is printed on paper containing 10% postconsumer waste. 4/2014 0044-14 MXA-SAR

FIRST AMERICAN

  SEMIANNUAL REPORT

February 28, 2014

     Minnesota Municipal Income Fund II

OUR IMAGE–GEORGE WASHINGTON

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

1	Explanation of Financial Statements

2	Fund Overview

3	Schedule of Investments

6	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

18	Notice to Shareholders

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	1

Fund Overview

Portfolio Allocation1

As a percentage of total investments on February 28, 2014

Healthcare Revenue	26%

Housing Revenue	26%

Education Revenue	17%

General Obligations	9%

Leasing Revenue	7%

Utility Revenue	4%

Tax Revenue	3%

Economic Development Revenue	2%

Pre-refunded Issues[2]	2%

Industrial Development Revenue	2%

Miscellaneous Revenue	1%

Recreation Authority Revenue	1%

100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown3

As a percentage of long-term investments on February 28, 2014

AAA	4%

AA	38%

A	23%

BBB	15%

BB	5%

NR	15%

100%

3Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

2	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Schedule of Investments |	February 28, 2014 (unaudited)

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 158.3%
Economic Development Revenue — 3.5%
Minneapolis Development, Limited Tax Supported Common Bond, Series 2007-2A (AMT), 5.13%, 6/1/22	$500,000	$524,160
Moorhead, American Crystal Sugar Company, Recovery Zone Facility, Series 2010, 5.65%, 6/1/27	200,000	215,004

		739,164

Education Revenue — 27.2%
Anoka County, Charter School Lease, Series 2012-A, 5.00%, 6/1/43	100,000	92,214
Baytown Township, St. Croix Preparatory Academy Project, Series 2008-A, 7.00%, 8/1/38	350,000	362,170
Higher Education Facilities, Augsburg College, Series 2006-6J1, 5.00%, 5/1/28	200,000	201,506
Higher Education Facilities, Bethel University, Series 2007-6R, 5.50%, 5/1/24	500,000	512,225
Higher Education Facilities, Macalester College, Series 2012-7S, 3.25%, 5/1/36	600,000	513,582
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 2009-7A	1,000,000	1,049,630
5.25%, 4/1/39, Series 2009-6X	300,000	322,761
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	510,000	489,217
St. Paul Housing & Redevelopment Authority, Conservatory for Performing Artists Project, Series 2013-A, 4.63%, 3/1/43	110,000	94,426
St. Paul Housing & Redevelopment Authority, German Immersion School Project, Series 2013-A, 5.00%, 7/1/44	425,000	364,340
St. Paul Housing & Redevelopment Authority, Nova Classical Academy, Series 2011-A, 6.38%, 9/1/31	450,000	470,155
University of Minnesota, Series 2011-A, 5.25%, 12/1/29	1,000,000	1,186,420
Woodbury City Charter School Lease, Series 2012-A, 5.00%, 12/1/43	100,000	94,101

		5,752,747

General Obligations — 16.6%
Crow Wing County Jail, Series 2004-B (NATL), 5.00%, 2/1/21 (Pre-refunded 2/1/15 @ 100) ¯	550,000	574,558
Fertile City Economic Development Authority, Series 2012-A, 4.00%, 12/1/39	280,000	257,958
Hennepin County, Series 2008-D, 5.00%, 12/1/25	1,000,000	1,110,860
Mankato Independent School District No. 77, School Building Bonds, Series 2014-A (MSDCEP), 4.00%, 2/1/30	1,100,000	1,150,457
St. Louis County Independent School District No. 2142, Series 2014-A (MSDCEP), 3.50%, 2/1/23	400,000	421,220

		3,515,053

Healthcare Revenue — 41.6%
Center City Health Care Facilities, Hazelden Foundation Project, Series 2011, 5.00%, 11/1/41	200,000	206,058
City of Cold Spring, Health Care Facilities, Assumption Home, Series 2013, 5.20%, 3/1/43	375,000	350,051
City of Glencoe Health Care Facilities, Glencoe Regional Health Services Project, Series 2013, 4.00%, 4/1/27	400,000	391,800
City of Sauk Rapids, Good Shepherd Lutheran Home, Series 2013, 5.13%, 1/1/39	100,000	90,075
Glencoe City Health Care Facilities, Glencoe Regional Health Services Project, Series 2013, 4.00%, 4/1/31	230,000	218,224
Maple Grove Health Care Facilities, Maple Grove Hospital, Series 2007, 5.00%, 5/1/20	20,000	21,206
Maple Grove Health Care Facilities, North Memorial Health Care, Series 2005, 5.00%, 9/1/35	210,000	210,815
Minneapolis Health Care Facilities, Walker Campus Project, Series 2012, 4.75%, 11/15/28	450,000	426,659
Minneapolis Health Care Systems, Fairview Health Services,
6.63%, 11/15/28, Series 2008-A	875,000	1,033,401
6.50%, 11/15/38, Series 2008-B (AGC)	535,000	619,578
Minnesota Agricultural & Economic Development Board, Fairview Health Care System, Series 2000-A, 6.38%, 11/15/29	25,000	25,113
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22 ¥	400,000	400,348
Northern Itasca Hospital District, Health Facilities,
5.00%, 12/1/28, Series 2013-C	160,000	163,584
4.40%, 12/1/33, Series 2013-A	250,000	236,395
5.40%, 12/1/33, Series 2013-C	310,000	316,832
Prior Lake Senior Housing, Shepard’s Path Senior Housing, Series 2006-B, 5.70%, 8/1/36	200,000	192,170
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Series 2004, 5.10%, 9/1/25	500,000	502,730
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series 2009, 5.75%, 7/1/39	715,000	758,715
St. Paul Housing & Redevelopment Authority, Allina Health System, Series 2009-A-1, 5.25%, 11/15/29	450,000	489,821
St. Paul Housing & Redevelopment Authority, HealthEast Project, Series 2005, 6.00%, 11/15/30	600,000	614,142

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	3

Schedule of Investments      |      February 28, 2014 (unaudited)

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR	FAIR VALUE ¶
St. Paul Housing & Redevelopment Authority, Regions Hospital,
5.25%, 5/15/18	$500,000	$501,490
5.30%, 5/15/28	170,000	170,512
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series 2007-A, 5.25%, 10/1/42	250,000	223,720
St. Paul Port Authority, HealthEast Midway Campus, Series 2005-A, 5.75%, 5/1/25	600,000	614,424

		8,777,863

Housing Revenue — 41.2%
Minneapolis Housing, Keeler Apartments Project, Series 2007-A, 5.00%, 10/1/37	300,000	270,054
Minneapolis Multifamily Housing, Seward Towers Project, Series 2003 (GNMA), 5.00%, 5/20/36	1,180,000	1,207,305
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series 2006-A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	20,851	21,544
Minnesota Housing Finance Agency, Series 2009-E, 5.10%, 1/1/40	765,000	786,168
Minnesota Housing Finance Agency, Homeownership Finance, Series 2011-D (FHLMC) (FNMA) (GNMA), 4.70%, 1/1/31	95,000	100,428
Minnesota Housing Finance Agency, Nonprofit Housing, State Appropriation, Series 2011, 5.00%, 8/1/31	1,000,000	1,070,960
Minnesota Housing Finance Agency, Rental Housing, Series 2011-A, 5.45%, 8/1/41	1,700,000	1,795,863
Minnesota Housing Finance Agency, Residential Housing,
4.70%, 7/1/27, Series 2007-D (AMT)	805,000	815,280
5.65%, 7/1/33, Series 2008-B (AMT)	25,000	26,279
4.85%, 7/1/38, Series 2007-I (AMT)	10,000	10,057
3.90%, 7/1/43, Series 2013-C	735,000	673,598
Moorhead Economic Development Authority, Housing Development Eventide Project, Series 2006-A, 5.15%, 6/1/29	300,000	291,609
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41 ¥	330,000	325,743
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal,
5.63%, 10/1/33, Series 2006 ¥	442,730	437,798
5.15%, 11/1/42, Series 2012-A	100,000	89,287
St. Paul Multifamily Housing, Selby Grotto Housing Project, Series 2003 (AMT) (FHA) (GNMA), 5.50%, 9/20/44	655,000	655,380
Wayzata Senior Housing, Folkestone Senior Living Community, Series 2012-A, 6.00%, 5/1/47	110,000	113,390

		8,690,743

Industry Development Revenue — 2.6%
St. Paul Port Authority, Solid Waste Disposal, Series 2012-7 (AMT), 4.50%, 10/1/37	700,000	557,886

Leasing Revenue — 11.9%
City of Forest Lake Charter School Lease, Lakes International Language Academy Project, Series 2014-A, 5.75%, 8/1/44	175,000	176,218
City of Ramsey Lease, Pact Charter School Project, Series 2013-A, 5.50%, 12/1/33	180,000	183,625
Duluth Capital Appreciation Independent School District Number 709, Series 2012-A, Certificate of Participation, Zero Coupon Bond (MSDCEP), 4.22%, 2/1/28 °	600,000	334,836
Minneapolis, Chartered School Lease, Yinghua Academy Project, Series 2013-A, 6.00%, 7/1/43	400,000	395,604
St. Paul Housing & Redevelopment Authority Lease, High Ground Academy Project, Series 2013-A, 5.00%, 12/1/33	200,000	192,928
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, Series 2008, 5.00%, 12/1/32	100,000	103,416
State of Minnesota General Fund, Series 2012-B, 3.00%, 3/1/30	800,000	722,872
Washington County Housing & Redevelopment Authority, Lower St. Croix Valley Fire Protection, Series 2003, 5.13%, 2/1/24	400,000	400,452

		2,509,951

Miscellaneous Revenue — 1.8%
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series 2010-A, 5.00%, 8/1/30	340,000	368,655

Recreation Authority Revenue — 1.4%
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21 ¥	300,000	300,147

Tax Revenue — 4.2%
City of Minneapolis Development, Limited Tax Supported Common Bond Fund, Series 2013-1, 4.75%, 6/1/39	600,000	615,138
Minneapolis Tax Increment, St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27 ¥	150,000	145,839
St. Paul Housing & Redevelopment Authority Tax Increment, Upper Landing Project, Series 2012, 5.00%, 3/1/29	130,000	128,111

		889,088

The accompanying notes are an integral part of the financial statements.

4	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Minnesota Municipal Income Fund II (MXN)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶
Utility Revenue — 6.3%
Chaska Electric,
5.00%, 10/1/30, Series 2005-A	$500,000	$523,980
6.10%, 10/1/30, Series 2000-A	10,000	10,043
Northern Municipal Power Agency, Minnesota Electric System, Series 2008-A (AGC),
5.00%, 1/1/18	300,000	345,357
5.00%, 1/1/20	250,000	279,362
Southern Minnesota Municipal Power Agency, Series 1994-A, Zero Coupon Bond (NATL), °
3.35%, 1/1/24	115,000	82,928
3.62%, 1/1/26	100,000	65,388
3.83%, 1/1/27	40,000	24,574

		1,331,632

Total Municipal Long-Term Investments (Cost: $32,781,548)		33,432,929

Short-Term Investment — 0.1%
Federated Minnesota Municipal Cash Trust, Institutional Shares, 0.01% W (Cost: $22,356)	22,356	22,356

Total Investments ▲ — 158.4% (Cost: $32,803,904)		33,455,285

Preferred Shares at Liquidation Value — (61.6)%		(13,000,000)

Other Assets and Liabilities, Net — 3.2%		666,501

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$21,121,786

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of February 28, 2014, the fair value of these investments was $1,609,875 or 7.6% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

¯	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of February 28, 2014.

W	The rate shown is the annualized seven-day effective yield as of February 28, 2014.

▲	On February 28, 2014, the cost of investments for federal income tax purposes was approximately $32,803,904. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,347,169
Gross unrealized depreciation	(695,788)

Net unrealized appreciation	$651,381

AGC–Assured Guaranty Corporation

AMT–Alternative Minimum Tax. As of February 28, 2014, the aggregate fair value of securities subject to the AMT was $2,610,586, which represents

12.4% of total net assets applicable to common shares.

FHA–Federal Housing Administration

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	5

Statement of Assets and Liabilities | February 28, 2014 (unaudited)

Assets:
Unaffiliated investments, at fair value (Cost: $32,803,904) (note 2)	$33,455,285
Receivable for investments sold	300,199
Receivable for accrued interest	434,987
Prepaid expenses and other assets	23,204

Total assets	34,213,675

Liabilities:
Payable for preferred share distributions (note 3)	137
Bank overdraft	5
Payable for investment advisory fees	8,874
Payable for administration fees	5,071
Payable for postage and printing fees	3,526
Payable for audit fees	9,204
Payable for auction agent fees	12,140
Payable for legal fees	22,598
Payable for pricing fees	1,243
Payable for transfer agent fees	8,508
Payable for other expenses	20,583

Total liabilities	91,889

Preferred shares, at liquidation value (note 3)	13,000,000

Net assets applicable to outstanding common shares	$21,121,786

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$20,798,974
Undistributed net investment income	201,613
Accumulated net realized loss on investments	(530,182)
Net unrealized appreciation of investments	651,381

Net assets applicable to outstanding common shares	$21,121,786

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$21,121,786
Common shares outstanding (authorized 200 million shares of $0.01 par value)	1,472,506
Net asset value per share	$14.34
Market price per share	$13.92

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$13,000,000
Preferred shares outstanding (authorized one million shares)	520
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

6	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Statement of Operations       |      For the six-month period ended February 28, 2014 (unaudited)

Investment Income:
Interest from unaffiliated investments	$840,743
Dividends from unaffiliated money market fund	154

Total investment income	840,897

Expenses (note 5)
Investment advisory fees	57,943
Administration fees	33,110
Auction agent fees	4,865
Custodian fees	934
Auction commission fees	16,379
Postage and printing fees	7,769
Transfer agent fees	11,557
Listing fees	4,342
Directors’ fees	34,548
Legal fees	17,664
Audit fees	28,935
Insurance fees	17,220
Pricing fees	4,493
Other expenses	16,945

Total expenses	256,704

Net investment income	584,193

Net realized and unrealized gains (losses) on investments (notes 2 and 4):

Net realized loss on investments	(532,720)
Net change in unrealized appreciation or depreciation of investments	1,905,304

Net gain on investments	1,372,584

Distributions to preferred shareholders (note 2):
From net investment income	(6,848)

Net increase in net assets applicable to outstanding common shares resulting from operations	$1,949,929

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	7

Statements of Changes in Net Assets

	Six-Month Period Ended 2/28/14 (unaudited)	Year Ended 8/31/13
Operations:
Net investment income	$584,193	$1,194,522
Net realized gain (loss) on investments	(532,720)	208,360
Net change in unrealized appreciation or depreciation of investments	1,905,304	(3,679,181)
Distribution to preferred shareholders from net investment income (note 2)	(6,848)	(27,091)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	1,949,929	(2,303,390)

Distributions to common shareholders (note 2):
From net investment income	(552,190)	(1,130,148)
From net realized gain on investments	(126,194)	(35,929)

Total distributions	(678,384)	(1,166,077)

Total increase (decrease) in net assets applicable to outstanding common shares	1,271,545	(3,469,467)

Net assets applicable to outstanding common shares at beginning of period	19,850,241	23,319,708

Net assets applicable to outstanding common shares at end of period	$21,121,786	$19,850,241

Undistributed net investment income	$201,613	$176,458

The accompanying notes are an integral part of the financial statements.

8	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Six-Month Period Ended
	2/28/14		Year Ended August 31,
	(unaudited)		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$13.48		$15.84	$14.59	$15.08	$13.34	$13.78

Operations:
Net investment income	0.40		0.81	0.83	0.87	0.92	0.89
Net realized and unrealized gain (losses) on investments and futures contracts	0.93		(2.36)	1.25	(0.49)	1.72	(0.45)
Distributions to preferred shareholders:
From net investment income	(—	) [5]	(0.02)	(0.02)	(0.03)	(0.03)	(0.15)

Total from operations	1.33		(1.57)	2.06	0.35	2.61	0.29

Distributions to common shareholders:
From net investment income	(0.38)		(0.77)	(0.81)	(0.84)	(0.87)	(0.73)
From net realized gain on investments	(0.09)		(0.02)	—	—	—	—

Total distributions to common shareholders	(0.47)		(0.79)	(0.81)	(0.84)	(0.87)	(0.73)

Net asset value, common shares, end of period	$14.34		$13.48	$15.84	$14.59	$15.08	$13.34

Market value, common shares, end of period	$13.92		$13.46	$16.94	$15.15	$15.22	$14.13

Selected Information
Total return, common shares, net asset value [1]	10.16	% [6]	(10.44)%	14.49%	2.64%	20.20%	2.76%
Total return, common shares, market value [2]	7.01	% [6]	(16.60)%	17.43%	5.34%	14.22%	15.43%
Net assets applicable to outstanding common shares at end of period (in millions)	$21		$20	$23	$21	$22	$20
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	2.54	% [7]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	2.54	% [7]	2.31%	2.45%	2.25%	1.86%	2.09%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	5.77	% [7]	5.27%	5.44%	6.18%	6.50%	7.25%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	5.77	% [7]	5.27%	5.44%	6.18%	6.50%	7.25%
Portfolio turnover rate	22%		24%	11%	15%	17%	17%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$13		$13	$13	$13	$13	$13
Asset coverage per remarketed preferred share (in thousands) [4]	$66		$63	$70	$66	$68	$63
Liquidation preference and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
[5]	Amount rounds to less than $0.01 per share.
[6]	Total return has not been annualized.
[7]	Annualized.

The accompanying notes are an integral part of the financial statements.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	9

Notes to Financial Statements      |      (unaudited as to February 28, 2014)

(1)	Organization

First American Minnesota Municipal Income Fund II, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors, Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the NYSE MKT under the symbol MXN.

The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2)	Summary of
Significant
Accounting
Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of February 28, 2014, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transactions between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

10	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of February 28, 2014, the fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Investments
Municipal Long-Term Investments	$—	$33,432,929	$—	$33,432,929
Short-Term Investment	22,356	—	—	22,356

Total Investments	$22,356	$33,432,929	$—	$33,455,285

Refer to the Schedule of Investments for further security classification.

During the six-month period ended February 28, 2014, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM’s investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and it presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	11

Notes to Financial Statements

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of February 28, 2014, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month period ended February 28, 2014 (estimated) and the fiscal year ended August 31, 2013, were as follows:

	2/28/14	8/31/13
Distributions paid from:
Tax exempt income	$559,038	$1,157,464
Ordinary income	—	—
Long-term capital gains	126,194	35,929

	$685,232	$1,193,393

As of August 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$179,235
Undistributed ordinary income	2,668
Undistributed long-term capital gain (loss)	129,157
Unrealized appreciation (depreciation)	(1,254,348)
Other accumulated gain (loss)	(5,445)

Accumulated earnings (deficit)	$(948,733)

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

12	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

For federal income tax purposes, the fund had no capital loss carryovers at August 31, 2013, the fund’s most recently completed fiscal year. During the fiscal year ended August 31, 2013, the fund utilized $41,578 of capital loss carryovers.

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state’s discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of February 28, 2014, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange in which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	13

Notes to Financial Statements

outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of February 28, 2014, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 2014, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of February 28, 2014, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of February 28, 2014, the fund held five illiquid securities, the fair value of which was $1,609,875, which represents 7.6% of total net assets applicable to outstanding common shares. As of February 28, 2014, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
Minneapolis Tax Increment, Village at St. Anthony Falls Project, Series 2005, 5.65%, 2/1/27	$150,000	11/05	$150,000
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series 2003-C, 6.20%, 12/1/22	400,000	05/03	405,255
Moorhead Golf Course, Series 1998-B, 5.88%, 12/1/21	300,000	11/02	301,992
Moorhead Senior Housing, Sheyenne Crossing Project, Series 2006, 5.65%, 4/1/41	330,000	04/06	325,483
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, Series 2006, 5.63%, 10/1/33	442,730	10/06	449,923

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the six-month period ended February 28, 2014, the fund had no outstanding investments in inverse floaters.

14	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian or sub custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 28, 2014, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Period End

On April 1, 2014 the fund announced its issuance of a new series of preferred stock, Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) through a private placement with a qualified institutional buyer. The proceeds of $13 million generated by the issuance of the VMTP Shares have been deposited in trust with Bank of New York Mellon and will be used to redeem all of the outstanding auction preferred shares (“AP shares”) at their liquidation preference of $25,000 per share in early May 2014.

The VMTP Shares have a term redemption date of May 1, 2017. VMTP dividends will be set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and are preferred securities that are senior, with priority in all respects, to shares of the fund’s common stock in liquidation and as to payments of dividends. The initial spread to SIFMA is 0.95% and is subject to increase under certain circumstances. The VMTP Shares are equal in priority to the AP shares.

On April 14, 2014, TIAA-CREF announced an agreement to acquire Nuveen Investments, Inc. The acquisition is expected to be completed by December 31, 2014, subject to customary closing conditions, including approval by the shareholders of the fund. The current sub-advisors of the fund, NFA and NAM, are, respectively, direct and indirect wholly-owned subsidiaries of Nuveen Investments, Inc.

(3)	Auction
Preferred
Shares

As of February 28, 2014, the fund had 520 auction preferred shares (“AP shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the AP shares is adjusted every seven days (on Fridays), as determined through an auction process conducted by Bank of New York (the “Auction Agent”).

Normally, the dividend rates on the AP shares are set at the market clearing rate determined through an auction process that brings together bidders who wish to buy AP shares and holders of AP shares who wish to sell. Since February 15, 2008, however, sell orders have exceeded bids and the regularly scheduled auctions for the fund’s AP shares have failed. When an auction fails, the fund is required to pay the maximum applicable rate on the AP shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the AP shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the auction been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On February 28, 2014, the maximum applicable rate was 0.10%.

In the event of a failed auction, holders of AP shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful auction. There is no way to predict when or if future auctions might succeed in attracting sufficient buyers for the shares offered.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	15

Notes to Financial Statements

(4)	Investment
Security
Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 28, 2014, aggregated $3,853,089 and $4,217,764, respectively.

(5)	Fees and
Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administration fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Auction Agent Fees

The fund has entered into an auction agency agreement with the Auction Agent. The auction agency agreement provides the Auction Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund’s average amount of preferred shares outstanding. For its fee, the Auction Agent will act as agent of the fund in conducting the auction of preferred shares at which the applicable dividend rate is determined for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

16	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the six-month period ended February 28, 2014, custodian fees were increased by $106 as a result of overdrafts and not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, auction agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT	17

Notice to Shareholders	(unaudited)

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the fund’s policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund’s Form N-Q is available (1) without charge upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the fund’s Form N-Q at the Commission’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

18	MINNESOTA MUNICIPAL INCOME FUND II	2014 SEMIANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

MINNESOTA MUNICIPAL INCOME FUND II | 2014 SEMIANNUAL REPORT	19

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BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of Minnesota Municipal Income Fund II

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of Minnesota Municipal Income Fund II

Director of Charterhouse Group, Inc.

John Kayser

Director of Minnesota Municipal Income Fund II

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of Minnesota Municipal Income Fund II

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of Minnesota Municipal Income Fund II

Owner and President of Jim Wade Homes

Minnesota Municipal Income Fund II Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Fund II

2014 Semiannual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.	This document is printed on paper containing 10% postconsumer waste. 4/2014 0043-14 MXN-SAR

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated April 28, 2014 is filed herewith.

(2)	By-Laws of Registrant, dated April 28, 2014 are filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Form of Investment Management Agreement.*

(6)(b)	Form of Investment Sub-Advisory Agreement.*

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.*

(9)(b)	Appendix A to Custodian Agreement.*

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.*

(12)(b)	Form of Opinion and Consent of K&L Gates LLP supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prespectus.*

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.*

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement.*

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.*

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus included in this registration statement.

*	To be filed by amendment.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Mergers.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis and the State of Minnesota, on the 16th day of May 2014.

Nuveen Minnesota Municipal Income Fund

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Joseph M. Ulrey III Joseph M. Ulrey III	President	May 16, 2014

/s/ Jill M. Stevenson Jill M. Stevenson	Treasurer (principal financial/ accounting officer)	May 16, 2014

/s/ Roger A. Gibson Roger A. Gibson	Trustee	May 16, 2014

/s/ John P. Kayser John P. Kayser	Trustee	May 16, 2014

/s/ Leonard W. Kedrowski Leonard W. Kedrowski	Trustee	May 16, 2014

/s/ Richard K. Riederer Richard K. Riederer	Trustee	May 16, 2014

/s/ James M. Wade James M. Wade	Trustee	May 16, 2014

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(1)	Declaration of Trust

(2)	By-Laws

(14)	Consent of Independent Auditor